ny-2788047
Exhibit 10.9

CREDIT AGREEMENT
dated as of
November 26, 2024,
among
PRINCIPAL CREDIT REAL ESTATE INCOME TRUST,
The SUBSIDIARY BORROWERS Party Hereto,
The LENDERS Party Hereto,
JPMORGAN CHASE BANK, N.A.
as Administrative Agent,
and
JPMORGAN CHASE BANK, N.A.,
as Sole Bookrunner and Sole Lead Arranger
_______________________________
$100,000,000
_______________________________

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Page
Section 1.01Defined Terms1
Section 1.02Classification of Loans and Borrowings33
Section 1.03Terms Generally33
Section 1.04Accounting Terms; GAAP34
Section 1.05Interest Rates; Benchmark Notification34
Section 1.06Letter of Credit Amounts35
Section 1.07Divisions35
ARTICLE II THE CREDITS35
Section 2.01The Commitments35
Section 2.02Loans and Borrowings36
Section 2.03Requests for Borrowings36
Section 2.04Letters of Credit37
Section 2.05Funding of Borrowings43
Section 2.06Interest Elections44
Section 2.07Termination, Reduction and Extension of the Commitments45
Section 2.08Repayment of Loans; Evidence of Debt47
Section 2.09Prepayment of Loans48
Section 2.10Fees49
Section 2.11Interest50
Section 2.12Alternate Rate of Interest51
Section 2.13Increased Costs54
Section 2.14Break Funding Payments55
Section 2.15Withholding of Taxes; Gross-Up56
Section 2.16Payments Generally; Pro Rata Treatment; Sharing of Setoffs61
Section 2.17Mitigation Obligations; Replacement of Lenders63
Section 2.18Use of Proceeds64
Section 2.19Status of Included Investors; Mandatory Reduction of
Available Commitment64
Section 2.20Defaulting Lenders67
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(continued)
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ARTICLE III REPRESENTATIONS AND WARRANTIES70
Section 3.01Organization; Powers70
Section 3.02Authorization; Enforceability70
Section 3.03Governmental Approvals; No Conflicts71
Section 3.04Financial Condition; No Material Adverse Change71
Section 3.05Properties71
Section 3.06Litigation and Environmental Matters71
Section 3.07Compliance with Laws and Agreements72
Section 3.08Investment Company Status72
Section 3.09Taxes72
Section 3.10ERISA72
Section 3.11Disclosure72
Section 3.12Use of Credit73
Section 3.13Solvency73
Section 3.14No Default73
Section 3.15Insurance73
Section 3.16Security Interests and Liens73
Section 3.17Organizational Documents73
Section 3.18Principal Offices; Places of Organization74
Section 3.19Tax Status74
Section 3.20Subscription Obligations74
Section 3.21Brokers74
Section 3.22Anti-Corruption Laws and Sanctions74
Section 3.23Management Agreement75
Section 3.24Solvency75
Section 3.25Side Letter Agreements75
ARTICLE IV CONDITIONS75
Section 4.01Effective Date75
Section 4.02Each Credit Event77
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(continued)
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Section 4.03Liens and Security Interest79
ARTICLE V AFFIRMATIVE COVENANTS83
Section 5.01Financial Statements and Other Information84
Section 5.02Notices of Material Events86
Section 5.03Existence; Conduct of Business87
Section 5.04Payment of Obligations87
Section 5.05Maintenance of Properties; Insurance88
Section 5.06Books and Records; Inspection88
Section 5.07Compliance with Laws88
Section 5.08Use of Proceeds and Letters of Credit89
Section 5.09Subscription Account89
Section 5.10Additional Subsidiary Borrowers89
Section 5.11[Reserved]90
Section 5.12Depository Accounts90
ARTICLE VI NEGATIVE COVENANTS90
Section 6.01Indebtedness90
Section 6.02Liens90
Section 6.03Fundamental Changes91
Section 6.04Subscription Calls92
Section 6.05Restricted Payments92
Section 6.06Environmental Liabilities93
Section 6.07Transactions with Affiliates93
Section 6.08Fiscal Year; Fiscal Quarters93
Section 6.09Employees93
Section 6.10ERISA93
Section 6.11Delegation of Authority94
Section 6.12Prohibited Transfers94
Section 6.13[Reserved]95
Section 6.14Leverage and Investment Limitations95
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(continued)
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Section 6.15Management Fees95
Section 6.16Alternative Investment Vehicles and Parallel Funds; Transfers
of Subscription Obligations95
ARTICLE VII EVENTS OF DEFAULT95
Section 7.01Events of Default95
Section 7.02Remedies Upon an Event of Default98
Section 7.03Application of Payments101
Section 7.04Standstill102
ARTICLE VIII THE ADMINISTRATIVE AGENT102
Section 8.01Authorization and Action102
Section 8.02Required Lender Approval105
Section 8.03Administrative Agent’s Reliance, Limitation of Liability, Etc
105
Section 8.04Posting Communications108
Section 8.05The Administrative Agent Individually109
Section 8.06Successor Administrative Agent110
Section 8.07Acknowledgments of Lenders and Issuing Bank111
Section 8.08Certain ERISA Matters113
Section 8.09Collateral Matters114
Section 8.10Credit Bidding115
Section 8.11Borrower Communications116
ARTICLE IX GUARANTEES117
Section 9.01Guarantee117
Section 9.02Guaranteed Obligations Not Waived117
Section 9.03Guarantee of Payment118
Section 9.04No Discharge or Diminishment of Guarantee118
Section 9.05Defenses Waived; Maturity of Guaranteed Obligations119
Section 9.06Agreement to Pay; Subordination119
Section 9.07Reinstatement119
Section 9.08Instrument for the Payment of Money120
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(continued)
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Section 9.09Continuing Guarantees120
ARTICLE X MISCELLANEOUS120
Section 10.01Notices120
Section 10.02Waivers; Amendments121
Section 10.03Expenses; Limitation of Liability; Indemnity; Etc123
Section 10.04Successors and Assigns125
Section 10.05Survival130
Section 10.06Counterparts; Integration; Effectiveness130
Section 10.07Severability131
Section 10.08Right of Setoff132
Section 10.09Governing Law; Jurisdiction; Etc132
Section 10.10WAIVER OF JURY TRIAL133
Section 10.11Limitation of Liability134
Section 10.12Headings134
Section 10.13Confidentiality134
Section 10.14Material Non-Public Information135
Section 10.15Obligations of the Loan Parties Independent136
Section 10.16Interest Rate Limitation136
Section 10.17U.S. Patriot Act Notice136
Section 10.18Additional Commitments136
Section 10.19[Reserved]138
Section 10.20No Fiduciary Duty, etc138
Section 10.21Acknowledgment and Consent to Bail-In of Affected Financial
Institutions139
Section 10.22Acknowledgment Regarding Any Supported QFCs140
ARTICLE XI MULTIPLE OBLIGORS140
Section 11.01Several Liability140
Section 11.02Waivers141
Section 11.03Full Knowledge142
Section 11.04Deferral of Reimbursement142
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(continued)
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Section 11.05Rights of Contribution; Subordination143
Section 11.06Lenders’ Disgorgement of Payments143
SCHEDULE I-Commitments
SCHEDULE II-Included Investors
SCHEDULE III-Principal Office and Places of Organization
SCHEDULE IV-[Reserved]
SCHEDULE V-Disqualified Institutions
EXHIBIT A-Form of Note
EXHIBIT B-Form of Investor Acknowledgement
EXHIBIT C-Form of Assignment and Assumption
EXHIBIT D-Form of Borrowing Base Certificate
EXHIBIT E-[Reserved]
EXHIBIT F-Form of Opinion of Counsel to an Investor
EXHIBIT G-Form of Interest Election Request
EXHIBIT H-[Reserved]
EXHIBIT I-Form of Subsidiary Borrower Joinder Agreement
EXHIBIT J-Form of Management Fee Subordination Agreement
EXHIBIT K-[Reserved]
EXHIBIT L-1 -U.S. Tax Certificate (For Non-U.S. Lenders that are not
Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT L-2-U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT L-3-U.S. Tax Certificate (For Non-U.S. Participants that are not
Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT L-4 -U.S. Tax Certificate (For Non-U.S. Participants that are
Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT M-Form of Borrowing Request
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CREDIT AGREEMENT
CREDIT AGREEMENT (this “Agreement”) dated as of November 26, 2024, between
PRINCIPAL CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust (the
“Parent Borrower”), the SUBSIDIARY BORROWERS party hereto, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
The Borrowers (as hereinafter defined) have requested that the Lenders (as hereinafter defined) extend credit to them in an aggregate principal or face amount not exceeding
$100,000,000 (subject to increase up to a maximum aggregate amount of $150,000,000 in accordance with the provisions of Section 10.18) at any one time outstanding. The Lenders are prepared to extend such credit upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“25% Certificate” means a certificate issued by a Loan Party in consultation with counsel, in form and substance reasonably satisfactory to the Administrative Agent, certifying that the assets of such Loan Party do not constitute Plan Assets as of such date because Benefit
Plan Investors hold less than twenty-five percent (25%) of each class of the equity interests in such Loan Party as of such date.
“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the
Alternate Base Rate.
“Accepting Lender” has the meaning given in Section 10.18(c).
“Additional Commitment Amount” has the meaning given in Section 10.18(a).
“Additional Commitment Notice” has the meaning given in Section 10.18(a).
“Adequately Capitalized” means compliance with the capital standards for bank holding companies as described in the Bank Holding Company Act of 1956, as amended, and regulations promulgated thereunder.
“Adjusted Daily Simple SOFR Rate” means an interest rate per annum equal to (a) the
Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
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“Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the
Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Administrative Agent” means JPMorgan, in its capacity as administrative agent for the
Lenders hereunder, or any successor Administrative Agent appointed pursuant to Article VIII.
“Administrative Agent’s Account” means an account designated by the Administrative
Agent in a written notice to the Borrowers and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK
Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common
Control with the Person specified.
“Agent-Related Person” has the meaning given in Section 10.03(d).
“Agreement” has the meaning given in the preamble.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a)
the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1%
and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two (2) U.S.
Government Securities Business Days prior to such day (or if such day is not a U.S. Government
Securities Business Day, the immediately preceding U.S. Government Securities Business Day)
plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology).  Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the
Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively.  If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.12 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to
Section 2.12(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the
Alternate Base Rate as determined pursuant to the foregoing would be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement.
“Alternative Investment Vehicle” means, with respect to Parent Borrower, any subsidiary or alternative investment vehicle through which a Borrower carries on investment activities.
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“Ancillary Document” has the meaning given in Section 10.06.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Loan Parties or any of their respective Subsidiaries from time to time concerning or relating to bribery or corruption.
“Applicable Parties” has the meaning given in Section 8.04(c).
“Applicable Percentage” means, with respect to any Lender, the percentage of the
Maximum Loan Amount represented by such Lender’s Commitment; provided that in the case of
Section 2.20 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Maximum Loan Amount (disregarding any Defaulting Lender’s Commitment)
represented by such Lender’s Commitment. If the Commitments have terminated or expired, the
Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination.
“Applicable Rate” means: (a) with respect to any ABR Loan 1.15% per annum; and (b)
with respect to any Term Benchmark Loan or RFR Loan, 2.15% per annum.
“Applicable Requirement” means (a) for any Investor that is a bank holding company, (i)
Adequately Capitalized status or better and (ii) a Minimum Senior Debt Rating; (b) for any
Investor that is an insurance company, (i) it has a claims-paying ability of not less than A+/A1
(as determined by S&P or Moody’s) or higher and (ii) a Minimum Senior Debt Rating; (c) for any Investor that is an ERISA Investor, (i) the Sponsor of such ERISA Investor has a Minimum
Senior Debt Rating and (ii) each plan funded by such ERISA Investor which is a defined benefit pension plan has a minimum Funding Ratio equal to the Minimum Funding Ratio Percentage; (d)
for any Investor that is a Governmental Plan Investor, (i) the Responsible Party of such
Governmental Plan Investor has a Minimum Senior Debt Rating and (ii) the plan, if a defined benefit plan, has a minimum Funding Ratio equal to the Minimum Funding Ratio Percentage; (e)
for any Investor that is an Endowment Fund Investor, (i) such Endowment Fund Investor has a
Minimum Senior Debt Rating or (ii) such Endowment Fund Investor’s Sponsor (A) has a
Minimum Senior Debt Rating and (B) such Sponsor is a party to the Subscription Agreement of such Endowment Fund Investor (and jointly and severally liable for such Endowment Fund
Investor’s obligations under the Investor’s Subscription Agreement and the Operating
Agreement, as applicable), or guarantees the obligations of the Endowment Fund Investor to make its Subscription Obligation pursuant to an unconditional guaranty in form and substance satisfactory to the Administrative Agent; (f) for any Investor that is not a bank holding company, an insurance company, an ERISA Investor, a Governmental Plan Investor or an Endowment
Fund Investor, such Investor has a Minimum Senior Debt Rating and (g) for an Investor that does not satisfy the requirements of any of clauses (a) through (f) of this definition but which is a subsidiary of an entity that satisfies the foregoing rating requirements and is reasonably acceptable to the Administrative Agent (a “Rated Entity”), such Rated Entity guarantees the obligations of such Investor to make its Subscription Obligations pursuant to an unconditional guaranty (a “Rated Entity Guaranty”) in form and substance satisfactory to the Administrative
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Agent (in which case the applicable Rated Entity shall be deemed to be a “Rated Entity
Guarantor”). In the event that there is a discrepancy between the S&P’s rating and the Moody’s rating, compliance with the Applicable Requirement shall be based on the lower of the two ratings.
“Approved Borrower Portal” has the meaning assigned to it in Section 8.11(a).
“Approved Electronic Platform” has the meaning given in Section 8.04(a).
“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an
Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a
Lender.
“Approved Uses” has the meaning given in Section 2.18.
“Arranger” means JPMorgan Chase Bank, N.A.
“Asset” means, with respect to any Borrower, the real property or other investment assets owned directly or indirectly by such Borrower from time to time.
“Assignment and Assumption” means an assignment and assumption entered into by a
Lender and an assignee (with the consent of any party whose consent is required by Section
10.04), and accepted by the Administrative Agent, in the form of Exhibit C or any other form
(including electronic records generated by the use of an electronic platform) approved by the
Administrative Agent.
“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.
“Available Commitment” means, with respect to the Borrowers, as of any date, the lesser of (a) the Maximum Loan Amount and (b) the Borrowing Base.
“Available Tenor” means, as of any date of determination and with respect to the then-
current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.12.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
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“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing
Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the
European Union, the implementing law, regulation rule or requirement for such EEA Member
Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b)
with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as
amended from time to time) and any other law, regulation or rule applicable in the United
Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar
Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof, provided that a
Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Benchmark” means, initially, with respect to any (i) RFR Loan, the Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition
Event, and the related Benchmark Replacement Date have occurred with respect to the Daily
Simple SOFR or Term SOFR Rate, as applicable, or the then-current Benchmark, then
“Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark
Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.12.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable
Benchmark Replacement Date:
(1)the Adjusted Daily Simple SOFR Rate; or
(2)the sum of: (a) the alternate benchmark rate that has been selected by the
Administrative Agent and the Parent Borrower as the replacement for the then-current
Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for
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determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-
prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest
Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Parent Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted
Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark
Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark
Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of
“Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of
“Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion, may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides in its reasonable discretion, that adoption of any portion of such market practice is not administratively feasible or if the
Administrative Agent determines in its reasonable discretion, that no market practice for the administration of such Benchmark exists, in such other manner of administration as the
Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition
Event,” the later of (a) the date of the public statement or publication of information
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referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2)in the case of clause (3) of the definition of “Benchmark Transition
Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement
Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the
Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current
Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all
Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such
Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR
Administrator, an insolvency official with jurisdiction over the administrator for such
Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such
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component thereof) or, if such Benchmark is a term rate, all Available Tenors of such
Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark
(or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2)
of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan Investor” means any of (a) an “employee benefit plan” (as defined in
Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section
4975(e)(1) of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Borrower Communications” has the meaning given in Section 8.11(c).
“Borrowers” means, collectively, the Parent Borrower and the Subsidiary Borrowers and
each, individually, being a “Borrower”.
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“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.
“Borrowing Base” means, at any time of determination, the sum of ninety percent (90%)
of the aggregate Eligible Contribution (as from time to time in effect) of the Included Investors.
“Borrowing Base Certificate” means a certificate of a Responsible Officer of the Parent
Borrower, substantially in the form of Exhibit D hereto or Annex 2 to a Borrowing Request, as applicable, and appropriately completed.
“Borrowing Request” means a request by the Parent Borrower, and, in the case of
Borrowings made to a Subsidiary Borrower, such Subsidiary Borrower, for a Borrowing in accordance with Section 2.03, which shall be substantially in the form of Exhibit M or any other form approved by the Administrative Agent.
“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day (a) in relation to
RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR
Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate.
“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under
GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“Cash Collateral Agreement” means the Cash Collateral Account, Security, Pledge and
Assignment Agreement and Control Agreement, dated as of the Effective Date, between the
Parent Borrower and the Administrative Agent, as such agreement may be amended, supplemented, and otherwise modified.
“Change in Law” means the occurrence after the Effective Date of (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any
Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender’s or the Issuing
Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date;
provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street
Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules,
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guidelines or directives promulgated by the Bank for International Settlements, the Basel
Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in “Law”, regardless of the date enacted, adopted, issued or implemented.
“Charges” has the meaning given in Section 10.16.
“CME Term SOFR Administrator” means CME Group Benchmark Administration
Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR)
(or a successor administrator).
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” means, collectively, the collateral covered by the definitions of “Collateral”
as set forth in each Pledge and Cash Collateral Agreement.
“Commitment” means, with respect to each Lender, the amount set forth on Schedule I opposite such Lender’s name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial
Code) as provided in Section 10.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable, and giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.07, (b) any increase in such amount pursuant to Section 10.18, and
(c) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04; provided that at no time shall (x) the Revolving Credit
Exposure of any Lender exceed its Commitment or (y) the Total Revolving Credit Exposure
exceed the aggregate amount of all Lenders’ Commitments. The initial aggregate amount of the
Lenders’ Commitments is $100,000,000.
“Communications” has the meaning given in Section 8.04(c).
“Concentration Limit” means, (i) with respect to any Included Investor as of the Effective
Date, the Concentration Limit (if any) set forth for such Investor on Schedule II hereto and (ii)
with respect to any Included Investor added after the Effective Date, the Concentration Limit (if any) determined for such Investor being approved as an Included Investor.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits
Taxes.
“Constituent Documents” means, with respect to any entity, its constituent, governing or organizational documents, including (a) in the case of a limited partnership, its certificate of limited partnership and its partnership agreement, (b) in the case of an exempted limited partnership, its certificate of registration of exempted limited partnership and its exempted limited partnership agreement, (c) in the case of a limited liability company, its certificate of formation or organization and its operating agreement or limited liability company agreement,
(d) in the case of a corporation, its articles or certificate of incorporation and its by-laws, (e) in
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the case of a trust, its certificate of trust, its declaration of trust, its trust agreement and its by-
laws, as applicable, and (f) in the case of a foreign Person, such organizational documents and approvals as the Administrative Agent shall reasonably require, in each of the above cases as amended from time to time in accordance with the terms hereof.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length
(disregarding business day adjustment) as such Available Tenor.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to it in Section 10.22.
“Credit Party” means the Administrative Agent, each Issuing Bank or any other Lender.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government
Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities
Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government
Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.  Any change in Daily Simple SOFR due to a change in
SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S.
Government Securities Business Day immediately following any SOFR Determination Date,
SOFR in respect of such SOFR Determination Date has not been published on the SOFR
Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple
SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website.
“Declaration of Trust” has the meaning assigned to it in the definition of “Operating
Agreement”.
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“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (a)(i) of this definition, such Lender notifies the Administrative Agent in writing that such failure is the result of such
Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrowers or any other Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business
Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such
Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative
Agent, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action.
“Disqualified Institution” means, on any date, (a) any Person set forth on Schedule V and
(b) any other Person that is a competitor of Parent Borrower or any of its Subsidiaries, which
Person has been designated by Parent Borrower as a “Disqualified Institution” by written notice to Administrative Agent and the Lenders not less than two (2) Business Days prior to such date
(such designation by Parent Borrower being acceptable to Administrative Agent in its reasonable discretion); provided that “Disqualified Institutions” shall exclude any Person that Parent
Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to Administrative Agent and the Lenders from time to time; provided further that no
Person may be designated by Parent Borrower as a “Disqualified Institution” during an Event of
Default; provided, further, that any designation of a “Disqualified Institution” shall not retroactively apply to any Lender that became a Lender prior to such designation; provided, further, that an Affiliate of any Disqualified Institution shall only be deemed a Disqualified
Institution solely to the extent such Affiliate has the name of such Disqualified Institution in its legal name.
“dollars” or “$” refers to lawful money of the United States of America.
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“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA
Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b)
of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means the date of this Agreement.
“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
“Eligible Contribution” means, for each Included Investor, the amount of such Included
Investor’s Unfunded Capital Commitment; provided that, for any Included Investor to which a
Concentration Limit applies, the Eligible Contribution for such Included Investor shall mean the highest amount that does not cause such Included Investor’s Unfunded Capital Commitment to exceed the product of the applicable Concentration Limit for such Included Investor and the total
Unfunded Capital Commitments of the Included Investors.
“Endowment Fund Investor” means an Investor that is a wholly owned, tax exempt, public charity subsidiary of a Sponsor, the assets of which Investor are not wholly expendable by such Sponsor on a current basis under the specific terms of all applicable gift instruments, formed for the sole purpose of accepting charitable donations on behalf of such Sponsor and investing the proceeds thereof.
“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or legally-binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to (a) the environment,
(b) the preservation or reclamation of natural resources, (c) the management, release or threatened release of any Hazardous Material, or (d) health and safety matters.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any
Loan Party or any of their Subsidiaries or affiliates directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials in violation of any Environmental
Law, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any
Hazardous Materials into the environment in violation of any Environmental Law or (e) any
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contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.
“ERISA Investor” means an Investor the assets of which are Plan Assets subject to Title I of ERISA.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning given in Section 7.01.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a
Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are
Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a
Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such
Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by a Borrower under Section 2.17(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such
Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such
Lender immediately before it changed its lending office, (c) Taxes attributable to such
Recipient’s failure to comply with Section 2.15(f), and (d) any withholding Taxes imposed under
FATCA.
“Exclusion Amount” means the amount by which the Available Commitment is reduced as a direct result of an Exclusion Event.
“Exclusion Event” has the meaning given in Section 2.19(a).
“FATCA” means Sections 1471 through 1474 of the Code, as of the Effective Date (or any amended or successor version that is substantively comparable and not materially more
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onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into among Governmental Authorities pursuant to the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement, or any treaty, or convention among Governmental Authorities and implementing the foregoing.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as  shall be set forth on the NYFRB’s Website  from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Fee Letter” means that certain letter agreement, dated as of November 1, 2024, by and between the Parent Borrower and JPMorgan, as such fee letter agreement may be modified and supplemented and in effect from time to time.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR
Rate, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR
Rate or the Adjusted Daily Simple SOFR Rate shall be 0.00%.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Funding Ratio” means (a) for a Governmental Plan Investor, the percentage obtained by dividing (i) the total net fair market value of the assets of the plan by (ii) the actuarial present value of the plan’s total benefit liabilities, each as reported in such plan’s audited financial statements and (b) for an ERISA Investor that is subject to Title IV of ERISA (A) in the case of a single-employer plan as defined in Section 4001(a)(15) of ERISA, the funding target attainment percentage calculated in a manner consistent with the instructions to Schedule SB to Form 5500, or (B) in the case of a multiemployer plan as defined in Section 4001(a)(3) of ERISA, the funded percentage for monitoring the plan’s status calculated in a manner consistent with the instructions to Schedule MB to Form 5500.
“GAAP” means generally accepted accounting principles in the United States of
America.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising
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executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Governmental Plan Investor” means an Investor that is a “governmental plan” as defined in Section 3(32) of ERISA and Section 414(d) of the Code.
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any
Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such
Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase
of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
“Guaranteed Obligations” has the meaning set forth in Section 9.01(b).
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Included Investors” means those (a) Investors listed on Schedule II attached hereto, (b)
after the Effective Date, Investors which (i) meet the Applicable Requirement and which are approved as “Included Investors”, from time to time, by the Administrative Agent in writing and in its sole discretion, (ii) deliver duly executed original Investor Acknowledgments to
Administrative Agent, and (iii) deliver duly executed copies of legal opinions substantially in the form of Exhibit F or other evidence reasonably satisfactory to the Administrative Agent addressing (x) the authority of such Investors to execute and deliver their respective Investor
Acknowledgments and Subscription Agreements and (y) in connection with foreign Investors or
Investors with sovereign immunity, the matters addressed in paragraph 5 of Exhibit F, and (c)
Investors which (i) do not meet the Applicable Requirement and which are approved as
“Included Investors” from time to time after the Effective Date by the Administrative Agent and one hundred percent (100%) of the Lenders in writing and in the sole and absolute discretion of the Administrative Agent and each such Lender, (ii) deliver duly executed original Investor
Acknowledgments to Administrative Agent, and (iii) deliver duly executed copies of legal opinions substantially in the form of Exhibit F or other evidence reasonably satisfactory to the
Administrative Agent addressing (x) the authority of such Investors to execute and deliver their respective Investor Acknowledgments and Subscription Agreements and (y) in connection with
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foreign Investors or Investors with sovereign immunity, the matters addressed in paragraph 5 of
Exhibit F; provided, however, that once an Investor has been approved as an Included Investor
(including the delivery of documents required to be delivered by an Included Investor pursuant to
Section 4.02(f), such Investor shall remain an Included Investor, without the need for further approvals of Administrative Agent or the Lenders, until such time, if ever, as such Included
Investor becomes a Non-Included Investor pursuant to Section 2.19; and provided, further, that, subject to the provisions of the last paragraph of Section 2.19(a), from and after the first date that an Investor becomes a Non-Included Investor pursuant to Section 2.19, such Investor shall cease to be an Included Investor hereunder until such time as all Exclusion Events with respect to such
Investor shall have been cured, such Investor meets the Applicable Requirement and shall have been approved as an Included Investor in the sole and absolute discretion of the Administrative
Agent. For the avoidance of doubt, Shareholders which are not Investors shall not be eligible to be designated as Included Investors.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such
Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such
Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others or performance of obligations, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations under or in respect of Swap Agreements, (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (l) all obligations under master leases and purchase obligations, and (m) trade payables. The Indebtedness of any
Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such
Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any
Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitee” has the meaning given in Section 10.03(c).
“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender
Parent, (c) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof or (d) the Borrower or any of its
Affiliates; provided that, with respect to clause (c) of this definition, such holding company,
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investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than Twenty-Five Million Dollars ($25,000,000) and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business.
“Information” has the meaning given in Section 10.13.
“Initial Notice Period” has the meaning given in Section 7.04.
“Initial Payment Date” has the meaning given in Section 7.04.
“Interest Election Request” means a request by a Borrower to convert or continue a
Borrowing in accordance with Section 2.06, which shall be substantially in the form of Exhibit G or any other form approved by the Administrative Agent.
“Interest Payment Date” means the fifth (5th) day of each month and the Maturity Date.
“Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one month thereafter (in each case, subject to the availability for the
Benchmark applicable to the relevant Loan or Commitment); provided, that (i) if any Interest
Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business
Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such
Interest Period) shall end on the last Business Day of the last calendar month of such Interest
Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.12(e)
shall be available for specification in such Borrowing Request or Interest Election Request.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Investor” means (a) as of the Effective Date, each Shareholder of the Parent Borrower listed on the Borrowing Base Certificate delivered on or prior to the Effective Date and (b) after the Effective Date, in addition to each Shareholder described in clause (a) above, any other
Shareholder of the Parent Borrower that is deemed by the Parent Borrower to be an “Anchor
Investor” (as described in Amendment No. 1 to Form 10 of the Parent Borrower filed on
September 6, 2024).
“Investor Acknowledgment” means the acknowledgment and consents in the form of
Exhibit B hereto executed by each Included Investor and delivered to the Administrative Agent, subject to such revision as may be consented to by the Administrative Agent.
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“Investor Claims” means all debts and liabilities of each Investor, in its capacity as an
Investor in the Parent Borrower, to the Parent Borrower, in each case, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of such Investor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, bargain account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have or may hereafter be acquired by the Parent Borrower. “Investor Claims” shall include all rights and claims of the Parent Borrower against an Investor under the applicable Subscription
Agreement or the Constituent Documents.
“IRS” means the U.S. Internal Revenue Service.
“Issuing Bank” means JPMorgan, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(j). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the
Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“JPMorgan” means JPMorgan Chase Bank, N.A.
“LC Collateral Account” has the meaning given in Section 2.04(k).
“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of
Credit.
“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of a Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of
Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International
Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices,
International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrowers and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.
“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.
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“Lender-Related Person” has the meaning given in Section 10.03(b).
“Lenders” means the Persons listed on Schedule I and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or otherwise, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Issuing Bank.
“Letter of Credit” means any letter of credit issued pursuant to this Agreement.
“Letter of Credit Agreement” has the meaning given in Section 2.04(b).
“Letter of Credit Commitment” means, with respect to the Issuing Bank, the commitment of the Issuing Bank to issue Letters of Credit hereunder in an aggregate amount equal to ten percent (10%) of the Available Commitment. If the Issuing Bank has entered into an Assignment and Assumption or has otherwise assumed a Letter of Credit Commitment after the Effective
Date, the amount set forth for such Issuing Bank as its Letter of Credit Commitment in the
Register maintained by the Administrative Agent. The Letter of Credit Commitment of the
Issuing Bank may be modified from time to time by agreement between such Issuing Bank and the Borrower, and notified to the Administrative Agent.
“Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, each individually being a “Letter of Credit Document”, any application therefor, any Letter of
Credit Agreement, and any other agreements, instruments, guarantees or other documents
(whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such
Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.
“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, or any other type of preferential arrangement that has the practical effect of creating a security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
“Loan Documents” means, collectively, each individually being a “Loan Document”, this
Agreement (including but not limited to the Schedules and Exhibits hereto), each Note, each
Letter of Credit Document, each Security Document, the Management Fee Subordination
Agreement, each Subsidiary Borrower Joinder Document, each Fee Letter, and any other instruments or agreements entered into in connection with the commercial lending facility made available hereunder by any of the Borrowers or any other Loan Party with or in favor of the
Administrative Agent and/or the Lenders, including any amendments, modifications or
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supplements thereto or waivers thereof.  For purposes of clarity, Investor Acknowledgements shall not be deemed Loan Documents.
“Loan Parties” means each of the Borrowers.
“Loans” means the loans made by the Lenders to the Borrowers pursuant to this
Agreement.
“Majority-Owned Subsidiary” means, with respect to the Parent Borrower, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the equity securities or other ownership interests and more than fifty percent
(50%) of the ordinary voting power are, as of such date, directly or indirectly, owned and controlled by the Parent Borrower.
“Management Agreement” means the Amended and Restated Advisory Agreement, dated as of November 11, 2024, between the Parent Borrower and the Management Company, as modified and supplemented and in effect from time to time.
“Management Company” means Principal Real Estate Investors, LLC, a Delaware limited liability company or any successor or assignee permitted hereunder.
“Management Fee” has the meaning given in the Management Agreement.
“Management Fee Subordination Agreement” means the Subordination Agreement substantially in the form of Exhibit J, dated as of even date herewith, among the Parent
Borrower, the Management Company and the Administrative Agent, as such agreement shall be modified and supplemented and in effect from time to time.
“Margin Stock” means “margin stock” within the meaning of Regulations U of the
Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder and thereof.
“Material Adverse Effect” means a material adverse effect on (a) the assets, operations, properties, liabilities (actual or contingent), financial condition or business, of a Borrower and its
Subsidiaries taken as a whole, or (b) the ability of any Loan Party to perform any of its
Obligations under this Agreement or any of the other Loan Documents to which it is a party or
(c) the validity or enforceability of any of the Loan Documents or the rights of or benefits available to any Secured Party under any Loan Document.
“Material Amendment” means an amendment, modification, termination, waiver or change that (i) could reasonably be expected to materially and adversely affect any Lender or the
Administrative Agent, (ii) would affect the ability of any Loan Party to enter into indebtedness
(including leverage limitations), (iii) would affect any Loan Party’s investment restrictions, or
(iv) would affect any Investor’s obligation to make payments of Subscription Obligations or otherwise adversely affect the Collateral for the Loans.  Notwithstanding the foregoing, for the avoidance of doubt, the following amendments to the Constituent Documents shall not constitute
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Material Amendments: (x) to admit new Shareholders or (y) to reflect transfers of Shareholder interests.
“Maturity Date” means the date which is the earlier of (a) November 25, 2025 (or such earlier date as the Commitments shall have been terminated in accordance with the terms hereof), and (b) the date which is forty-five (45) days prior to the last date the Investors are obligated to fund a Subscription Payment for purposes of repayment of the Obligations hereunder.
“Maximum Loan Amount” means, from time to time the aggregate of all Commitments, as such Commitments may be reduced at the Parent Borrower’s option pursuant to Section 2.07 or be increased pursuant to Section 10.18.
“Maximum Rate” has the meaning given in Section 10.16.
“Minimum Funding Ratio Percentage” means with respect to a pension plan, the applicable minimum Funding Ratio hereinafter set forth based upon the rating of its Sponsor or
Responsible Party, as the case may be:

Sponsor or Responsible Party Rating	Minimum Funding Ratio
A-/A3 or higher	No minimum
BBB+/Baa1 or higher	90%
The first rating indicated in each case above is the S&P’s rating and the second rating in each case above is the Moody’s rating. In the event that there is a discrepancy between the S&P’s rating and the Moody’s rating, the Minimum Funding Ratio Percentage shall be based upon the lower of the two ratings.
“Minimum Senior Debt Rating” means a Rating of BBB+ or better by S&P (if rated by
S&P) and Baa1 or better by Moody’s (if rated by Moody’s).
“Moody’s” means Moody’s Investors Service, Inc.
“Non-Included Investor” means any Investor that is not an Included Investor.
“Non-Recourse” means, with reference to any obligation or liability, any obligations or liability for which a Person, as obligor thereunder, is not liable or obligated other than as to such
Person’s interest in a specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as, but not limited to, fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability.
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“Non-Recourse Party” has the meaning given in Section 10.11.
“Notes” means the promissory notes provided for in Section 2.08(f) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the
Administrative Agent from a federal funds broker of recognized standing selected by it;
provided, further, that if any of the aforesaid rates as so determined be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Loan Parties arising under any Loan Document or otherwise with respect to any
Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrowers or any Affiliate thereof of any proceeding under any debtor relief laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed or allowable claims in such proceeding.  Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by the
Borrowers under any Loan Document and (b) the obligation of the Borrowers to reimburse any amount in respect of any of the foregoing that the Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrowers.
“Operating Agreement” means, individually and/or collectively, as the context may require, (i) the bylaws of the Parent Borrower, as adopted on July 19, 2024, and (ii) the Second
Amended and Restated Declaration of Trust of the Parent Borrower, dated as of November 11,
2024 (the “Declaration of Trust”), as each of the foregoing shall, subject to Section 6.03, be modified and supplemented and in effect from time to time.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any
Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document).
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“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are
Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17(b)).
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight term benchmark transactions denominated in Dollars by U.S.-
managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Parallel Fund” means a parallel and or feeder limited liability company, partnership, real estate tax investment trust, group trust or other investment vehicle created pursuant to the
Operating Agreement to invest in a program similar to that of the Borrowers.
“Parent Borrower” has the meaning given in the Preamble.
“Participant” has the meaning given in Section 10.04(c).
“Participant Register” has the meaning given in Section 10.04(c).
“Patriot Act” has the meaning given in Section 10.17.
“Payment” has the meaning assigned to it in Section 8.07(c)(i).
“Payment Notice” has the meaning assigned to it in Section 8.07(c)(ii).
“Performance Fee” has the meaning given in the Management Agreement.
“Permitted Liens” has the meaning assigned to it in Section 6.02.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, exempted limited partnership, Governmental
Authority or other entity.
“Plan Asset Regulation” means Department of Labor Regulation Section 2510.3-101, as set forth in 29 C.F.R. § 2510.3-101, and modified by Section 3(42) of ERISA.
“Plan Assets” means “plan assets” as defined in the Plan Asset Regulation.
“Plan of Reorganization” has the meaning given in Section 10.04(f)(iii).
“Pledge” means the Subscription and Partnership Pledge and Security Agreement, dated as of the Effective Date, between the Parent Borrower, and the Administrative Agent, as such agreement shall be modified and supplemented and in effect from time to time.
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“Prepayment Trigger Date” has the meaning given in Section 2.09(b)(i).
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the
“Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical
Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative
Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative
Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Proceeding” means any claim, litigation, investigation, action, suit, arbitration, or administrative, judicial or regulatory action or proceeding in any jurisdiction.
“Proposed Modification” has the meaning given in Section 6.03(b).
“Proposed Modification Notice” has the meaning given in Section 6.03(b).
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of
Labor, as any such exemption may be amended from time to time.
“Public-Sider” means a Lender whose representatives may trade in securities of the
Borrower or its Controlling person or any of its Subsidiaries while in possession of the financial statements provided by a Borrower under the terms of this Agreement.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to it in Section 10.22.
“Quarterly Dates” means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.
“Rated Entity” has the meaning given in the definition of “Applicable Requirement”.
“Rated Entity Guarantor” has the meaning given in the definition of “Applicable
Requirement”.
“Rated Entity Guaranty” has the meaning given in the definition of “Applicable
Requirement”.
“Rating” means, for any Person, its long-term senior unsecured debt rating (or equivalent thereof, such as, but not limited to, a corporate credit rating, issuer rating/insurance financial strength rating (for an insurance company), general obligation rating or credit enhancement program rating for a governmental entity), or revenue bond rating (for an educational institution)) from either of S&P or Moody’s.
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“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Issuing Bank,
as applicable.
“Recourse” means, with reference to any obligation or liability, any direct or indirect liability or obligation that is not Non-Recourse to the obligor thereunder. For purposes hereof, a
Person shall not be deemed to be “indirectly” liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, provided that such Person is not otherwise legally liable, directly or indirectly, for such obligor’s liabilities or obligations (e.g., by reason of a guaranty or contribution obligations, by operation of law or by reason of such Person being a general partner of such obligor).
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two (2)
U.S. Government Securities Business Days preceding the date of such setting, (2) if following a
Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term
SOFR Rate, such Benchmark is Daily Simple SOFR, then four (4) U.S. Government Securities
Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or
Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Register” has the meaning given in Section 10.04(b)(iv).
“Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time, and all official rulings and interpretations thereunder or thereof.
“Regulation W” means Regulation W of the Federal Reserve Board, as in effect from time to time, and all official rulings and interpretations thereunder or thereof.
“Regulations T, U, and X” means, collectively, Regulations T, U, and X of the Federal
Reserve Board, as each is in effect from time to time, and all official rulings and interpretations thereunder or thereof.
“Regulatory Authority” has the meaning given in Section 10.13.
“REIT” means a real estate investment trust pursuant to Sections 856 through 860 of the
Code and the U.S. Treasury Regulations promulgated thereunder.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such
Person’s Affiliates.
“Relevant Governmental Body” means, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.
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“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted
Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR
Rate, as applicable.
“Removal Effective Date” has the meaning given in Section 8.06(b).
“Removal Notice” has the meaning given in Section 5.10(b).
“REOC” means a “real estate operating company” within the meaning of Regulation
Section 2510.3-101(e) of the Plan Asset Regulation.
“Required Lenders” means, subject to Section 2.20, at any time, Lenders having
Revolving Credit Exposure and Unfunded Commitments representing more than fifty percent
(50%) of the sum of the Total Revolving Credit Exposure and Unfunded Commitments at such time; provided that, (a) for the purpose of declaring the Loans to be due and payable pursuant to
Section 7.01, and for all purposes after the Loans become due and payable pursuant to Section
7.01 or the Commitments expire or terminate, the Unfunded Commitment for each Lender shall be deemed to be zero and (b) for the purpose of declaring the Loans to be due and payable pursuant to Section 7.01 and for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan
Document, any Lender that is any Borrower, or any Affiliate of any Borrower shall be disregarded; and provided further that at any time that there is more than one Lender party hereto that are not Defaulting Lenders, “Required Lenders” shall not constitute less than two (2)
unaffiliated Lenders that are not Defaulting Lenders.
“Resignation Effective Date” has the meaning given in Section 8.06(a).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK
Financial Institution, a UK Resolution Authority.
“Responsible Officer” means, (a) in the case of a corporation, its chief executive officer, president, vice president, chief financial officer, treasurer, assistant treasurer or controller, general counsel or the equivalent of any of the foregoing (other than a secretary or assistant secretary except for purposes of delivering incumbency certificates), and, in any case where two
Responsible Officers are acting on behalf of such corporation, the second such Responsible
Officer may be any secretary or assistant secretary or the equivalent thereof; (b) in the case of a limited partnership or exempted limited partnership, any officer of its general partner or ultimate general partner, as the case may be, or any officer of an entity that has authority to act on behalf of such general partner or ultimate general partner, acting on behalf of the general partner or ultimately general partner in its capacity as such of the limited partnership; (c) in the case of a limited liability company, its chief executive officer, president, vice president, chief financial officer, treasurer, assistant treasurer or controller, general counsel or the equivalent of any of the foregoing (other than a secretary or assistant secretary except for purposes of delivering incumbency certificates), and, in any case where two Responsible Officers are acting on behalf of such limited liability company, the second such Responsible Officer may be any secretary or assistant secretary or the equivalent thereof, any manager or managing member, in its capacity as
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manager or managing member of such limited liability company; (d) in the case of a statutory trust, its trustees, president, vice president, chief financial officer, treasurer, assistant treasurer or controller, general counsel or the equivalent of any of the foregoing (other than a secretary or assistant secretary except for purposes of delivering incumbency certificates), and, in any case where two Responsible Officers are acting on behalf of such statutory trust, the second such
Responsible Officer may be any secretary or assistant secretary or the equivalent thereof; and (e)
any other officer, employee or authorized signatory of the applicable Borrowers so designated by any of the foregoing persons in a notice to Administrative Agent.  Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.
“Responsible Party” means, for any Governmental Plan Investor, (a) if the state, county, municipality or other governmental subdivision under which the Governmental Plan Investor operates is obligated to fund the Governmental Plan Investor and is liable to fund any shortfalls, such state, county, municipality or other governmental subdivision, and (b) otherwise, the
Governmental Plan Investor itself.
“Restricted Payment” means partnership or other organizational distributions or dividends of any Loan Party (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any portion of any stock, membership interest or partnership interest (whether general or limited) in a Loan Party or of any warrants, options or other rights to acquire any such partnership interest (or to make any payments to any Person, such as “phantom stock” payments, where the amount thereof is calculated with reference to fair market or equity value of a Loan Party or any Subsidiary).
“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and its LC Exposure at such time.
“RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such
Borrowing.
“RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily
Simple SOFR Rate.
“S&P” means Standard & Poor’s Ratings Service, a Standard & Poor’s Financial
Services LLC business.
“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so - called Donetsk People’s
Republic, the so- called Luhansk People’s Republic and Crimea regions of Ukraine, the non-
governmental controlled oblasts of Kherson and Zaporizhzhia, Cuba, Iran, North Korea and
Syria).
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“Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by Office of Foreign Assets Control of the U.S. Department of
the Treasury, the U.S. Department of State, U.S. Department of Commerce, or by the United
Nations Security Council, the European Union, any European Union member state, His
Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations, or orders).
“Sanctions” means all economic or financial sanctions, trade embargoes or similar restrictions imposed, administered or enforced from time to time by the U.S. government or any other applicable government, including those administered by the Office of Foreign Assets
Control of the U.S. Department of the Treasury or the U.S. Department of State and including those sanctions extended to the Cayman Islands by Order in Council.
“Secured Parties” means each of the Lenders, the Administrative Agent and the Issuing
Bank.
“Security Documents” means, collectively, each individually being a “Security
Document”, each Uniform Commercial Code financing statement required by this Agreement, each Cash Collateral Agreement, and each Pledge.
“Shareholder” means any Person or Persons as may be a shareholder of the Parent
Borrower from time to time.
“Side Letter Agreement” means any letter agreement executed by any Investor in connection with such Investor’s commitment to purchase shares of the Parent Borrower;
provided, however, Side Letter Agreements shall not include agreements with Investors that solely relate to revenue sharing so long as such revenue sharing agreements could not be reasonably expected to cause a Material Adverse Effect and do not otherwise affect the
Collateral.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the
SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://
www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple
SOFR”.
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“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.
“Solvent” means, as to any Person as of any date of determination, that on such date (a)
the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts, including contingent debts, as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities, including contingent debts and liabilities, beyond such Person’s ability to pay such debts and liabilities as they mature and
(d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital.  The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Sponsor” means, (a) for any ERISA Investor, the “plan sponsor” as that term is commonly understood under ERISA, specifically, the entity that established the plan and is responsible for the maintenance of the plan and, in the case of a plan that has a sponsor and participating employers, the entity that has the ability to amend or terminate the plan and (b) for any Endowment Fund Investor, the state chartered, “not-for-profit” university or college that has established such fund for its exclusive use and benefit, so long as the Sponsor is obligated to fund the applicable Endowment Fund Investor’s Subscription Obligation. As used herein, the term “not-for-profit” shall mean an entity formed not for pecuniary profit or financial gain and for which no part of its assets, income or profit is distributable to, or inures to the benefit of, its members, directors or officers.
“Subscription Account” means one or more collateral accounts for the deposit of
Subscription Payments, established by any Loan Party (as an account of such Loan Party at
JPMorgan), in each case pursuant to the applicable Cash Collateral Agreement, and any and all subaccounts thereof, segregated accounts thereunder, and cash, deposit and other accounts related or linked thereto, and any and all of their respective successor, replacement or substitute accounts.
“Subscription Agreement” means each Subscription Agreement executed by the Parent
Borrower and an Investor, as purchaser, in connection with such Investor’s commitment to purchase shares of the Parent Borrower, together with any related subscription documents.
“Subscription Call” means a request, demand, notice, or other call upon Investors to pay all or any portion of their Subscription Obligations, including any request, demand, notice, or other call by the Parent Borrower upon the Investors (including in respect of the Parent
Borrower’s obligations under Article IX hereunder), and, in each case, shall include a request, demand, notice or other call made by the Administrative Agent during the existence of an Event of Default.
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“Subscription Demand Notice” means any notice sent to Investors in connection with a
Subscription Call.
“Subscription Obligation” means the commitment and all other obligations of each
Investor to make payments to the Parent Borrower pursuant to such Investor’s Subscription
Agreement and any relevant provisions of the Parent Borrower’s Constituent Documents
(whether denominated as capital contributions or otherwise), including, in each case, in response to any Subscription Calls by the Administrative Agent during the existence of an Event of
Default.
“Subscription Payment” means any payment in response to any Subscription Call or otherwise in satisfaction of, any Subscription Obligation.
“Subscription Support Obligor” means, with respect to any Investor, any related Sponsor,
Responsible Party, Rated Entity or any other Person that is liable for or has Guaranteed or has provided any other supporting obligation for such Investor’s Subscription Obligation.
“Subsequent Investors” means Investors executing Subscription Agreements after the
Effective Date who were not Investors (or in respect of Equity Interests in the Parent Borrower not owned or committed to be purchased) as of the Effective Date.
“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent
(50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, directly or indirectly owned, controlled or held, or (b) that is, as of such date, otherwise
Controlled, by (i) the parent, (ii) one or more subsidiaries of the parent, or (iii) the parent and one or more subsidiaries of the parent. Unless otherwise specified, “Subsidiary” means a Subsidiary of a Borrower.
“Subsidiary Borrower” means a Majority-Owned Subsidiary of the Parent Borrower which has duly executed and delivered the Subsidiary Borrower Joinder Documents to the
Administrative Agent and satisfied all of the conditions precedent contained therein.
“Subsidiary Borrower Joinder Documents” means, collectively, each individually being a
“Subsidiary Borrower Joinder Document”, the one or more Joinder Agreements among the
Administrative Agent (on behalf of the Lenders), a Subsidiary Borrower and the Parent Borrower
relating to a Subsidiary Borrower which is to become a Borrower hereunder at any time after the
Effective Date, the form of which is attached hereto as Exhibit I, together with all other documents, instruments and certificates required by any such Joinder Agreement to be delivered by such Subsidiary Borrower to the Administrative Agent on the date such Subsidiary Borrower becomes a Borrower hereunder.
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“Supported QFC” has the meaning assigned to it in Section 10.22.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, trustees, officers, employees or consultants of any Loan Party shall be a Swap
Agreement. For purposes hereof, the credit exposure at any time of any Person under a Swap
Agreement to which such Person is a party shall be determined at such time in accordance with the standard methods of calculating credit exposure under similar arrangements as reasonably prescribed from time to time by the Administrative Agent, taking into account (a) potential interest rate movements, (b) the respective termination provisions, (c) the notional principal amount and term of such Swap Agreement and (d) any provisions providing for the netting of amounts payable by and to a Person thereunder (or simultaneous payments of amounts by and to such Person).
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any
Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Temporary Increase” has the meaning assigned to it in Section 10.18(e).
“Term Benchmark Borrowing” means, as to any Borrowing, the Term Benchmark Loans comprising such Borrowing.
“Term Benchmark Loan” means a Loan that bears interest at a rate based on the Adjusted
Term SOFR Rate.
“Term SOFR Determination Day” has the meaning assigned to it under the definition of
Term SOFR Reference Rate.
“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two (2) U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR
Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-
looking term rate based on SOFR.  If by 5:00 pm (New York City time) on  such Term SOFR
Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with
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respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S.
Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR
Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S.
Government Securities Business Day is not more than five (5) U.S. Government Securities
Business Days prior to such Term SOFR Determination Day.
“Total Revolving Credit Exposure” means, at any time the sum of (a) the outstanding principal amount of all Lenders’ Loans at such time and (b) their total LC Exposure at such time.
“Transactions” means the execution, delivery and performance by each Loan Party of the
Loan Documents to which such Loan Party is a party, the establishment of the credit facilities hereunder, the borrowing of Loans, the use of the proceeds thereof, the issuance of Letters of
Credit hereunder, the granting of Liens on the Collateral under the Loan Documents, and the execution, delivery and performance by the Included Investors of their respective Investor
Acknowledgments.
“Transferor” has the meaning given in Section 6.12(b).
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate or the Alternate Base Rate.
“UCC” means the Uniform Commercial Code as in effect in the jurisdiction of organization of the applicable entity, as amended from time to time.
“UCC Searches” has the meaning given in Section 4.01(o).
“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom
Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook
(as amended from time to time) promulgated by the United Kingdom Financial Conduct
Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unfunded Capital Commitment” means, with respect to any Investor, at any time, the unfunded or unpaid Subscription Obligations of such Investor, provided that the Unfunded
Capital Commitment of any Included Investor shall be reduced to the extent that (a) its Unfunded
Capital Commitment is excused, as a result of regulatory concerns or otherwise, or is otherwise
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discharged (by act of any Person, by operation of law, or otherwise), (b) its Unfunded Capital
Commitment is not funded in Dollars, (c) its Unfunded Capital Commitment is not a full recourse obligation of such Investor in the entire amount thereof, subject to monetary judgment for nonpayment, (d) its Unfunded Capital Commitment is limited by geographical, industry segment, or other factors relating to the use of proceeds of its Unfunded Capital Commitment
(but only to the extent that any affected Loan or Letter of Credit is outstanding), (e) it has the right to satisfy any portion of its Unfunded Capital Commitment by the contribution of property other than cash or (f) there are any pending and unpaid Subscription Calls. If at any time any investor subject to the Bank Holding Company Act of 1956 holds more than twenty-four point nine percent (24.9%) of the Equity Interests in the Parent Borrower, there shall be excluded from the computation of the Unfunded Capital Commitment relating to such holdings in excess of twenty-four point nine percent (24.9%).
“Unfunded Commitment” means, with respect to each Lender, the Commitment of such
Lender less its Revolving Credit Exposure.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii)
a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association
recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30)
of the Code.
“U.S. Special Resolution Regimes” has the meaning assigned to it in Section 10.22.
“U.S. Tax Compliance Certificate” has the meaning given in Section 2.15(f)(ii)(B)(3).
“VCOC” means a “venture capital operating company” within the meaning of Section
2510.3-101(d) of the Plan Asset Regulation.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution
Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-
down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the
Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK
Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that
Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.02Classification of Loans and Borrowings. For purposes of this Agreement,
Loans may be classified and referred to by Type (e.g., a “Term Benchmark Loan” or an “RFR
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Loan”).  Borrowings also may be classified and referred to by Type (e.g., a “Term Benchmark
Borrowing” or an “RFR Borrowing”).
Section 1.03Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”,
“includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
The word “will” shall be construed to have the same meaning and effect as the word “shall”.
Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e)
any reference to any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References to any Cayman Islands exempted limited partnership, if applicable, taking any action or holding any property shall be deemed to be references to such person taking such action or holding such property, as applicable, through and by its general partner (or, as the case may be, such general partners’ ultimate general partner).
Section 1.04Accounting Terms; GAAP.
(a)Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time;
provided that, if the Parent Borrower notifies the Administrative Agent that the Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i)
any election under Financial Accounting Standards Board Accounting Standards Codification
825 (or any other Financial Accounting Standard having a similar result or effect) to value any
Indebtedness or other liabilities of a Loan Party or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness under Accounting Standards Codification 470-20 or 2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard
having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated
principal amount thereof.
(b)Notwithstanding anything to the contrary contained in Section 1.04(a) or in the definition of “Capital Lease Obligations”, any change in accounting for leases pursuant to
GAAP resulting from the adoption of Financial Accounting Standards Board Accounting
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Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.
Section 1.05Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued
or is, or may in the future become, the subject of regulatory reform.  Upon the occurrence of a
Benchmark Transition Event, Section 2.12(b) provides a mechanism for determining an alternative rate of interest.  The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to (other than in cases of the
Administrative Agent’s gross negligence or willful misconduct), the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability.  The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate
(including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof)
provided by any such information source or service.
Section 1.06Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.
Section 1.07Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
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ARTICLE II
THE CREDITS
Section 2.01The Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrowers from time to time during the Availability
Period in Dollars in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.08) in (a) such Lender’s
Revolving Credit Exposure exceeding the lesser of such Lender’s Commitment and such
Lender’s Applicable Percentage of the aggregate Available Commitment or (b) the Total
Revolving Credit Exposure relating to the Borrowers exceeding the Available Commitment then in effect. Within the foregoing limits and subject to the terms and conditions set forth herein, the
Borrowers may borrow, prepay and reborrow Loans.
Section 2.02Loans and Borrowings.
(a)Obligations of Lenders. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective
Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the
Lenders are several and no Lender shall be responsible for any other Lender’s failure to make
Loans as required.
(b)Loans.  Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Term Benchmark Loans, as a Borrower may request in accordance herewith.  Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.  For purposes of clarity, notwithstanding anything else to the contrary contained herein, RFR Loans shall not be available to the Borrowers except as provided in
Section 2.12.
(c)Minimum Amounts; Limitation on Number of Borrowings.  At the
commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $50,000 and not less than
$500,000.  At the time that each ABR Borrowing and/or RFR Borrowing is made, such
Borrowing shall be in an aggregate amount that is an integral multiple of $50,000 and not less than $500,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e); provided further that such Borrowing may be in amounts less than $500,000 if applied towards payments of interest.
Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of seven (7) Term Benchmark Borrowings or RFR
Borrowings outstanding.
(d)Limitation on Lengths of Interest Periods.  Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.
Section 2.03Requests for Borrowings. To request a Borrowing, the applicable
Borrower shall notify the Administrative Agent of such request by submitting a Borrowing
Request (a)(i) in the case of a Term Benchmark Borrowing, not later than 12:00 p.m., New York
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City time, three (3) U.S. Government Securities Business Days (or such shorter time as the
Administrative Agent and Lenders may permit in writing) before the date of the proposed
Borrowing or (ii) if applicable, in the case of an RFR Borrowing, not later than 12:00 p.m., New
York City time, three (3) U.S. Government Securities Business Days (or such shorter time as the
Administrative Agent and Lenders may permit in writing) before the date of the proposed
Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 p.m., New York City time, one (1) Business Day (or such shorter time as the Administrative Agent and Lenders may permit in writing) before the date of the proposed Borrowing; provided that any such notice of an
ABR Borrowing to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.04(e) may be given not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing.  Each such Borrowing Request shall be irrevocable and shall be signed by a Responsible Officer of the Borrower.  Each such Borrowing Request shall specify the following information in compliance with Section 2.02:
(i)the aggregate amount of the requested Borrowing;
(ii)the date of such Borrowing, which shall be a Business Day;
(iii)whether such Borrowing is to be an ABR Borrowing or a Term
Benchmark Borrowing;
(iv)in the case of a Term Benchmark Borrowing, the initial Interest
Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;
(v)the location and number of such Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05; and
(vi)the Approved Use for which such Borrowing is being made.
If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an
ABR Borrowing.  Promptly following receipt of a Borrowing Request in accordance with this
Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
Loans shall be allocated pro rata amongst the Lenders, provided that in the event that any
Temporary Increases are currently outstanding, then the applicable Borrower shall be permitted to elect that any applicable Borrowing shall be made under a Temporary Increase.
Together with each such Borrowing Request, the Parent Borrower shall also deliver to the
Administrative Agent a duly executed Borrowing Base Certificate as of such date (which may be attached as an annex to such Borrowing Request).
Section 2.04Letters of Credit.
(a)General. Subject to the terms and conditions set forth herein, the Borrower may request the Issuing Bank to issue Letters of Credit as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Issuing Bank, at any time and from time to time during the Availability Period.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Notwithstanding
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anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any
Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding is the subject of any Sanctions, (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement, or (iii) in any manner that would result in a violation of one or more policies of the Issuing Bank applicable to letters of credit generally.
(b)Notice of Issuance, Amendment, Extension; Certain Conditions. To
request the issuance of a Letter of Credit (or the amendment or extension of an outstanding
Letter of Credit), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the
Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three (3) Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with
Section 2.04(d)), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, such Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the
Issuing Bank and using the Issuing Bank’s standard form (each, a “Letter of Credit Agreement”).
In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) (x) the aggregate undrawn amount of all outstanding Letters of Credit issued by any Issuing Bank at such time plus (y) the aggregate amount of all LC Disbursements made by such Issuing Bank that have not yet been reimbursed by or on behalf of the Borrower at such time shall not exceed its Letter of
Credit Commitment, (ii) the LC Exposure shall not exceed the total Letter of Credit
Commitments and (iii) no Lender’s Revolving Credit Exposure shall exceed its Commitment.
The Borrowers may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Bank with the consent of such Issuing Bank; provided that the Borrowers shall not reduce the Letter of Credit Commitment of any Issuing Bank if, after giving effect of such reduction, the conditions set forth in clauses (i) through (iii) above shall not be satisfied.
An Issuing Bank shall not be under any obligation to issue any Letter of Credit if:
(i)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing, amending or extending such Letter of Credit, or request that such Issuing Bank refrain from issuing such Letter of Credit or any law applicable to such Issuing Bank shall prohibit the issuance, amendment or extension of letters of credit generally or such Letter of Credit in particular, or such order, judgment or decree, or law or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that such Issuing Bank in good faith deems material to it; or
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(ii)the issuance, amendment or extension of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally.
(c)Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment or extension of each Letter of
Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed the
Letter of Credit Commitment, (ii) no Lender’s Revolving Credit Exposure shall exceed its
Commitment, (iii) the Total Revolving Credit Exposure shall not exceed the Available
Commitment, and (iv) the minimum undrawn amount under such Letter of Credit is at least
$500,000.
(d)Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of
Credit (or, in the case of any extension of the expiration date thereof, one (1) year after such extension, but not beyond the date specified in clause (ii) of this Section 2.04(d)) and (ii) the date that is thirty (30) days prior to the date specified in clause (a) of the definition of Maturity Date.
(e)Participations. By the issuance of a Letter of Credit (or an amendment to a
Letter of Credit increasing the amount or extending the term thereof), and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each
Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of
Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each
Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank promptly upon the request of the Issuing Bank at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the applicable
Borrower or at any time after any reimbursement payment is required to be refunded to the applicable Borrower for any reason, including after the Maturity Date. Each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender acknowledges and agrees that its obligations to acquire participations pursuant to this Section
2.04(e) in respect of Letters of Credit and to make payments in respect of such acquired participations are absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments.
(f)Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than
12:00 noon, New York City time, on the date that such LC Disbursement is made, if the applicable Borrower shall have received notice of such LC Disbursement prior to 11:00 a.m.,
New York City time, on such date, or, if such notice has not been received by such Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the
Business Day that such Borrower receives such notice, if such notice is received prior to 11:00
a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an
ABR Borrowing in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR
Borrowing. If a Borrower fails to make such payment when due, the Administrative Agent shall
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notify each Lender of the applicable LC Disbursement, the payment then due from such
Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its
Applicable Percentage of the payment then due from such Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative
Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders.
Promptly following receipt by the Administrative Agent of any payment from a Borrower pursuant to this Section 2.04(f), the Administrative Agent shall distribute such payment to the
Issuing Bank or, to the extent that Lenders have made payments pursuant to this Section 2.04(f)
to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this Section 2.04(f) to reimburse the Issuing
Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above)
shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such
LC Disbursement.
(g)Obligations Absolute. Each Borrower’s obligation to reimburse LC
Disbursements as provided in Section 2.04(f) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any
Letter of Credit, any Letter of Credit Agreement, or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv)
any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.04, constitute a legal or equitable discharge of, or provide a right of setoff against, such Borrower’s obligations hereunder. Neither the
Administrative Agent, the Lenders nor the Issuing Bank, nor any of their respective Related
Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the Issuing Bank or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the Issuing
Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to a Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by such Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of
Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
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(h)Disbursement Procedures. The Issuing Bank shall, within the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.
The Issuing Bank shall promptly after such examination notify the Administrative Agent and the applicable Borrower by telephone (confirmed by telecopy or electronic mail) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder;
provided that such notice need not be given prior to the payment by the Issuing Bank and any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.
(i)Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that reimbursement is due and payable, at the rate per annum then applicable to ABR Loans and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if such Borrower fails to reimburse such LC Disbursement when due pursuant to Section 2.04(f), then Section 2.11(d) shall apply. Interest accrued pursuant to this Section 2.04(i) shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any
Lender pursuant to Section 2.04(e) to reimburse the Issuing Bank for such LC Disbursement shall be for the account of such Lender to the extent of such payment.
(j)Replacement and Resignation of the Issuing Bank.
(i)The Issuing Bank may be replaced at any time by joint written agreement among the Borrowers, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, each Borrower shall pay all unpaid fees with respect to such Borrower accrued for the account of the replaced Issuing Bank pursuant to Section 2.10(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing
Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit.
(ii)Subject to the appointment and acceptance of a successor Issuing
Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty (30) days’
prior written notice to the Administrative Agent, the Parent Borrower and the Lenders, in
which case, such resigning Issuing Bank shall be replaced in accordance with Section
2.04(j)(i) above.
(k)Cash Collateralization. If either (i) an Event of Default shall occur and be continuing and a Borrower receives notice from the Administrative Agent or the Required
Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing more than fifty percent (50%) of the total LC Exposure) demanding the deposit of cash collateral pursuant to this Section 2.04(k), or (ii) a Borrower shall be required to provide cover for LC Exposure pursuant to Section 2.09(b)(i) or Section 2.09(b)(ii), such Borrower shall
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(immediately in the case of clause (i) of this Section 2.04(k) and Section 2.09(b)(ii) and, in the case of Section 2.09(b)(i), within the applicable time limits provided therein) deposit into an account (the “LC Collateral Account”) with the Administrative Agent, in the name of the
Administrative Agent and for the benefit of the Lenders, an amount in cash equal to, in the case of an Event of Default, one hundred and five percent (105%) of the LC Exposure with respect to such Borrower as of such date plus any accrued and unpaid interest thereon and, in the case of cover pursuant to Section 2.09(b)(i) or Section 2.09(b)(ii), the amount required under Section
2.09(b)(i) or Section 2.09(b)(ii); provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to a Borrower described in Section 7.01(g) or Section 7.01(h). Such deposit shall be held by the Administrative Agent in the LC Collateral Account as collateral in the first instance for the LC Exposure with respect to such Borrower under this Agreement and thereafter for the payment of the other Obligations of such Borrower. In addition, and without limiting the foregoing or paragraph (c) of this Section, if any LC Exposure remain outstanding after the expiration date specified in said paragraph (d), the Borrower shall immediately deposit into the
LC Collateral Account an amount in cash equal to one hundred and five percent (105%) of such
LC Exposure as of such date plus any accrued and unpaid interest thereon. Such deposit shall be held by the Administrative Agent in the LC Collateral Account as collateral in the first instance for the LC Exposure with respect to such Borrower under this Agreement and thereafter for the payment of the other Obligations of such Borrower.
(l)The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the
Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than fifty percent (50%) of the total LC Exposure), be applied to satisfy other Obligations of the Borrowers under this Agreement. If a Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an
Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such
Borrower within three (3) Business Days after all Events of Default have been cured or waived.
The Borrowers shall, from time to time, concurrently with the deposit of the cash collateral, deliver to the Administrative Agent such documents and agreements as shall be reasonably required by the Administrative Agent in order to perfect a first priority security interest in such cash collateral, duly executed by the applicable Borrowers and in favor of the Administrative
Agent (on behalf of the Lenders).
(m)[Reserved].
(n)Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,”
“customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating
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from any rights of the Issuing Bank (whether arising by contract, at law, in equity or otherwise)
against such Subsidiary in respect of such Letter of Credit, the applicable Borrower (i) shall reimburse, indemnify and compensate the Issuing Bank hereunder for such Letter of Credit
(including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the applicable Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. Each Borrower hereby acknowledges that the issuance of such Letters of Credit for its respective Subsidiaries inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.
Section 2.05Funding of Borrowings.
(a)Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of the applicable Borrower maintained with the Administrative Agent in New York City and designated by the applicable Borrower in the applicable Borrowing Request; provided that
ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section
2.04(f) shall be remitted by the Administrative Agent to the Issuing Bank.
(b)Presumption by the Administrative Agent. Unless the Administrative
Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such
Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the
Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such
Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a
Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the
Administrative Agent, then such amount shall constitute such Lender’s Loan included in such
Borrowing.
Section 2.06Interest Elections.
(a)Each Borrowing initially shall be of the Type specified in the applicable
Borrowing Request.  Thereafter, a Borrower may elect to convert such Borrowing to a different
Type or to continue such Borrowing as a Borrowing of the same Type, all as provided in this
Section.  A Borrower may elect different options with respect to different portions of the affected
Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.
(b)To make an election pursuant to this Section, a Borrower shall notify the
Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type resulting from
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such election to be made on the effective date of such election.  Each such Interest Election
Request shall be irrevocable and shall be signed by a Responsible Officer of the Borrowers;
provided that, if such Interest Election Request is submitted through an Approved Borrower
Portal, the foregoing signature requirement may be waived at the sole discretion of the
Administrative Agent.
(c)Each Interest Election Request shall specify the following information in compliance with Section 2.02:
(i)the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii)the effective date of the election made pursuant to such Interest
Election Request, which shall be a Business Day;
(iii)whether the resulting Borrowing is to be an ABR Borrowing or a
Term Benchmark Borrowing; and
(iv)if the resulting Borrowing is a Term Benchmark Borrowing, the
Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
Notwithstanding the foregoing, in no event shall the Borrower be permitted to request pursuant to this Section 2.06(c) prior to a Benchmark Transition Event and Benchmark Replacement Date
with respect to the Term SOFR Rate, an RFR Loan bearing interest based on Daily Simple SOFR
(it being understood and agreed that Daily Simple SOFR shall only apply to the extent provided in Sections 2.12(a) and 2.12(f)), as applicable.
(d)Promptly following receipt of an Interest Election Request, the
Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)If a Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest
Period such Borrowing shall be deemed to have an Interest Period that is one month.
Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the
Parent Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing or RFR Borrowing and (ii)
unless repaid, (A) each Term Benchmark Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (B) each RFR Borrowing, if applicable, shall be converted to an ABR Borrowing immediately.
Section 2.07Termination, Reduction and Extension of the Commitments.
(a)Scheduled Termination. Unless previously terminated, the Commitments shall terminate on the Maturity Date.
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(b)Voluntary Termination or Reduction. The Parent Borrower may at any
time terminate or reduce the Commitments in whole or in part; provided that (i) each reduction of the Commitments (other than a reduction required by clause (ii) of this Section 2.07(b)) shall be in an amount that is an integral multiple of $1,000,000 and not less than $20,000,000, (ii)
within thirty (30) days after the occurrence of an Exclusion Event, the Parent Borrower may cancel a portion of the Commitments equal to the Exclusion Amount, (iii) the Parent Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, (A) any Lender’s Revolving Credit
Exposure would exceed its Commitment of (B) the sum of the Total Revolving Credit Exposure
would exceed the total Available Commitment and (iv) terminations and/or reductions may not be made more than one (1) time in any given calendar quarter (except as may be agreed by the
Administrative Agent).
(c)Notice of Voluntary Termination or Reduction. The Parent Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under
Section 2.07(b) at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Parent Borrower pursuant to this Section 2.07 shall be irrevocable;
provided that a notice of termination of the Commitments delivered by the Parent Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Parent Borrower (by notice from the Parent Borrower to the
Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.
(d)Effect of Termination or Reduction. Any termination or reduction of the
Commitments pursuant to this Section 2.07 shall be permanent. Each reduction of the
Commitments shall be made ratably among the Lenders in accordance with their respective
Commitments.
(e)Uncommitted Extension of Maturity Date. Subject to the provisions of this
Section 2.07(e), the Parent Borrower shall have the option to extend the date set forth in clause
(a) of the definition of “Maturity Date” to May 26, 2026, subject to the satisfaction of each of the following conditions:
(i)The Parent Borrower shall notify the Administrative Agent of its exercise of the extension option at least thirty (30) days, but not more than ninety (90)
days prior to the originally scheduled Maturity Date;
(ii)Each Lender and the Administrative Agent, each acting in its sole discretion, shall have consented to such proposed extension; provided that the
Administrative Agent shall not unreasonably withhold its consent pursuant to this clause
(ii);
(iii)No Default or Event of Default shall have occurred and be continuing at the time of giving such notice pursuant to clause (i) of this Section 2.07(e)
or on the originally scheduled Maturity Date;
(iv)The representations and warranties made by each of the Loan
Parties in the Loan Documents shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the originally scheduled Maturity Date; provided, that, to the extent such representations and warranties were made as of a specific date, the same shall continue on and as of the then scheduled
Maturity Date, to be true and correct in all material respects as of such specific date;
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(v)The Subscription Obligations shall be available to be called to repay the Obligations for at least forty-five (45) days beyond the proposed extended
Maturity Date;
(vi)The Parent Borrower shall have delivered a Borrowing Base
Certificate dated no earlier than ten (10) days prior to the date of the proposed extension;
(vii)At the time of the exercise of the extension hereunder, the Parent
Borrower shall pay to the Administrative Agent (for the benefit of the Lenders) a non-
refundable extension fee in an amount to be agreed at the time of such extension; and
(viii)The Parent Borrower shall have paid all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and all reasonable fees and expenses paid to third party consultants (including reasonable attorneys’ fees and expenses) by the Administrative Agent in connection with such extension.
Section 2.08Repayment of Loans; Evidence of Debt.
(a)Repayment. Each Borrower, jointly and severally, hereby unconditionally promises to pay to the Administrative Agent for the account of the Lenders the outstanding principal amount of the Loans made to each Borrower, together with all other outstanding
Obligations, on the first to occur of (i) the Maturity Date or (ii) twelve (12) months from the date that such Loan was initially made (i.e. disregarding any continuations or conversions with respect to such Loan) (or such shorter time as may be required by the Operating Agreement or any Side Letter) and, in the case of a required repayment pursuant to clause (ii), such Loan must be repaid from the Borrowers’ available cash (which may include Subscription Payments or
Investment proceeds) and not from the proceeds of another Borrowing.
(b)Manner of Payment. Prior to any repayment or prepayment of any
Borrowings hereunder, each Borrower shall select the Borrowing or Borrowings to be paid and shall notify the Administrative Agent by either electronic mail or telephone (confirmed by telecopy or electronic mail) of such selection not later than 12:00 p.m., New York City time, two
(2) Business Days before the scheduled date of such repayment in the case of a Term Benchmark
Borrowing and one (1) Business Day before the scheduled date of such repayment in the case of an ABR or RFR Borrowing; provided that each repayment of Borrowings shall be applied to repay any outstanding ABR Borrowings of such Borrower before any other Borrowings of such
Borrower. Each payment of a Borrowing shall be applied ratably to the Loans included in such
Borrowing. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a date that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension.
(c)Maintenance of Loan Accounts by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the
Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(d)Maintenance of Loan Accounts by the Administrative Agent. The
Administrative Agent shall maintain accounts in which it shall record (i) the amount of each
Loan made hereunder, the applicable Borrower, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum
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received by the Administrative Agent hereunder for the account of the Lenders and each
Lender’s share thereof.
(e)Effect of Entries. The entries made in the accounts maintained pursuant to
Section 2.08(c) or Section 2.08(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative
Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of any Loan Party to repay the Loans in accordance with the terms of this Agreement.
(f)Promissory Notes. Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, each Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in the form set forth in Exhibit A. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to such payee and its registered assigns.
Section 2.09Prepayment of Loans.
(a)Optional Prepayments. Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this
Section 2.09; provided that such Borrower shall notify the Administrative Agent by telephone
(confirmed by telecopy or other written electronic communication, including an Approved
Borrower Portal, if arrangements for doing so have been approved by the Administrative Agent)
of any optional prepayment hereunder (i) in the case of prepayment of (1) a Term Benchmark
Borrowing, not later than 12:00 p.m., New York City time, three (3) Business Days before the date of prepayment or (2) an RFR Borrowing, if applicable, not later than 12:00 p.m., New York
City time, five (5) U.S. Government Securities Business Days before the date of prepayment,  or
(ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 p.m., New York City time, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Borrowing, the
Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (A) accrued interest to the extent required by Section 2.11 and (B) any payments due pursuant to Section
2.14, and shall be made in the manner specified in Section 2.08(b).
(b)Mandatory Prepayments.
(i)Available Commitment. If, on any day (a “Prepayment Trigger
Date”), the Revolving Credit Exposure with respect to the Borrowers exceeds the
Available Commitment, including as a result of an Exclusion Event, then the Parent
Borrower and/or the Subsidiary Borrowers shall promptly upon request (A) pay such excess to the Administrative Agent, for the benefit of the Lenders, in immediately available funds and/or (B) provide cover for LC Exposure as specified in Section 2.04(k)
in such amounts so that the Revolving Credit Exposure does not exceed the Available
Commitment, in either case (1) promptly and in any event within two (2) Business Days after the applicable Prepayment Trigger Date to the extent that funds are available in the
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Subscription Account, and (2) within fifteen (15) Business Days after the applicable
Prepayment Trigger Date to the extent that it is necessary for the Parent Borrower to issue
Subscription Demand Notices for Subscription Payments by Investors to fund such required prepayments or reimbursements (or deposit of cash collateral for any remaining
Obligations); provided that the amount of such excess shall be prepaid in respect of
Loans and LC Disbursements (or deposited as cash collateral for remaining Obligations)
concurrently with the creation of such excess if such excess results from any reduction of the Available Commitment as a result of (x) any act(s) taken at the election of any Loan
Party, (y) any prepayments required by the terms of Section 6.12(b). Amounts to be applied pursuant to this paragraph to the partial prepayment of Loans shall be applied first to reduce outstanding ABR Loans.
(ii)Other Mandatory Prepayments. Each Borrower shall pay any of its applicable Loans (and provide cover for LC Exposure as specified in Section 2.04(k))
upon the occurrence of any of the following events:
(A)the Maturity Date,
(B)the transfer, voluntarily, involuntarily, by operation of law or otherwise, of any Equity Interest in the Management Company by Principal
Financial Group, Inc., without the prior written consent of the Administrative
Agent and the Required Lenders, in their sole and absolute discretion, other than to a Related Party of the Management Company;
(C)the termination of the Management Agreement or a
dissolution of the Management Company pursuant to its Constituent Documents;
(D)a Subsidiary Borrower shall cease to be a Majority-Owned
Subsidiary of the Parent Borrower; provided that, in connection with this Section
2.09(b)(ii)(D) only the respective Subsidiary Borrower will be required to pay its applicable Loans (and provide cover for any applicable LC Exposure); or
(E)upon an acceleration of the Loans upon an Event of Default as provided in Section 7.01.
Each such mandatory prepayment shall be applied ratably to the Loans included in the prepaid
Borrowing. Prepayments shall be accompanied by (A) accrued interest to the extent required by
Section 2.11 and (B) any payments due pursuant to Section 2.14, and shall be made in the manner specified in Section 2.08(b).
Section 2.10Fees.
(a)Commitment Fee. On each Quarterly Date and the Maturity Date, each
Borrower agrees to pay to the Administrative Agent for the account of each Lender such
Borrower’s share of a commitment fee, which shall be equal to the product of (i) the daily unused amount of the Commitment of such Lender with respect to all Borrowers during the calendar quarter in which such Quarterly Date or Maturity Date falls and (ii) a rate per annum of
(x) 0.35% at any time that the aggregate principal unused amount of the Maximum Loan Amount is greater than fifty percent (50%) or (y) 0.25% at any time that the aggregate principal unused amount of the Maximum Loan Amount is equal to or less than fifty percent (50%). All commitment fees shall be computed on the basis of a year of three hundred sixty (360) days, shall be calculated on a daily basis and shall be payable for the actual number of days elapsed
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(including the first day and the last day of each period but excluding the date on which the
Commitments terminate). For purposes of computing commitment fees, the Commitment of a
Lender shall be deemed to be used to the extent of the outstanding Loans and LC Exposure of such Lender.
(b)Letter of Credit Fees. Each Borrower, jointly and severally, agrees to pay
(i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in each outstanding Letter of Credit issued for such Borrower’s account, which shall accrue on the daily  maximum amount then available to be drawn under such Letter of
Credit, which shall accrue at a rate per annum equal to the sum of (x) the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Loans plus (y) 0.10% (plus two percent (2%) during the continuance of an Event of Default) on the average daily maximum amount then available to be drawn under such Letter of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the
Effective Date to but excluding the later of the date on which the such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the
Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, which shall accrue at the rate or rates per annum separately agreed upon between the Borrowers and such Issuing Bank on the daily maximum amount then available to be drawn under such Letter of Credit with respect to such Borrower during the period from and including the Effective Date to but excluding the later of the date of termination of the
Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing
Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of
Credit and other processing fees, and other standard costs and charges, of the Issuing Bank relating to the Letters of Credit as from time to time in effect. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this Section 2.10(b) shall be payable within fifteen (15)
days after demand. All participation fees and fronting fees shall be computed on the basis of a year of three hundred sixty (360) days and shall be payable for the actual number of days elapsed
(including the first day but excluding the last day).
(c)Administrative Agent Fees. The Borrowers agree to pay to the
Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.
(d)Payment of Fees. All fees payable hereunder shall be paid on the dates due, in Dollars in immediately available funds, to the Administrative Agent (or to the Issuing
Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.
Section 2.11Interest.
(a)The Loans comprising each ABR shall bear interest at the Alternate Base
Rate plus the Applicable Rate.
(b)The Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.
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(c)If applicable, the Loans comprising each RFR Borrowing shall bear interest at Adjusted Daily Simple SOFR Rate in effect for such Borrowing plus the Applicable
Rate.
(d)Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any
Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to
ABR Loans as provided in paragraph (a) of this Section.
(e)Accrued and unpaid interest on the outstanding balance of each Loan shall be calculated from and including the first day of each month (or in the case of the first interest accrual period of a Loan, the initial Borrowing date of such Loan) through and including the last day of such month and shall be payable in arrears on each Interest Payment Date for each succeeding calendar month and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(f)All interest hereunder will be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination.  The applicable rate of interest for any day shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
Section 2.12Alternate Rate of Interest.
(a)Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.12:
(i)the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate (including because the Term SOFR
Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR Rate; or
(ii)the Administrative Agent is advised by the Required Lenders that
(A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing,
the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its
Loan) included in such Borrowing for such Interest Period or (B) at any time, the
Adjusted Daily Simple SOFR Rate will not adequately and fairly reflect the cost to such
Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such
Borrowing;
then the Administrative Agent shall give notice thereof to the Parent Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the
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Administrative Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) a Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new
Borrowing Request in accordance with the terms of Section 2.03, (1) any Interest Election
Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a
Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark
Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as
applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR Rate is not also the subject of Section 2.12(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily
Simple SOFR Rate also is the subject of Section 2.12(a)(i) or (ii) above and (2) if applicable any
Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing
Request, as applicable, for an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted.  Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Parent Borrower’s receipt of the notice from the Administrative Agent referred to in this
Section 2.12(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or
RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) a Borrower delivers a new Interest Election Request in accordance with the terms of
Section 2.06 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any
Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR Rate is not also the subject of Section 2.12(a)(i) or (ii) above or
(y) an ABR Loan if the Adjusted Daily Simple SOFR Rate also is the subject of Section
2.12(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.
(b)Notwithstanding anything to the contrary herein or in any other Loan
Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.12), if a Benchmark Transition Event and its related Benchmark Replacement
Date have occurred prior to the Reference Time in respect of any setting of the then-current
Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such
Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such
Benchmark Replacement from Lenders comprising the Required Lenders.
(c)Notwithstanding anything to the contrary herein or in any other Loan
Document, the Administrative Agent will have the right to make Benchmark Replacement
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Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement
Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(d)The Administrative Agent will promptly notify the Parent Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming
Changes, (4) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e)
below and (5) the commencement or conclusion of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other
Loan Document, except, in each case, as expressly required pursuant to this Section 2.12.
(e)Notwithstanding anything to the contrary herein or in any other Loan
Document, at any time (including in connection with the implementation of a Benchmark
Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate)
and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such
Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i)
above either (A) is subsequently displayed on a screen or information service for a Benchmark
(including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark
Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(f)Upon the Parent Borrower’s receipt of notice of the commencement of a
Benchmark Unavailability Period, a Borrower may revoke any request for (i) a Term Benchmark
Borrowing, conversion to or continuation of Term Benchmark Loans to be made, converted or continued or (ii) if applicable, a RFR Borrowing or conversion to RFR Borrowings during any
Benchmark Unavailability Period and, failing that, the applicable Borrower will be deemed to have converted any request for a Term Benchmark Borrowing or RFR Borrowing, as applicable, into a request for a Borrowing of or conversion to (A) solely with respect to any request for a
Term Benchmark Borrowing, an RFR Borrowing so long as the Adjusted Daily Simple SOFR
Rate is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the
Adjusted Daily Simple SOFR Rate is the subject of a Benchmark Transition Event.  During any
Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.
Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the
Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.12, (1) any
Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the
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Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted
Daily Simple SOFR Rate is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR Rate is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.
Section 2.13Increased Costs.
(a)Increased Costs Generally. If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank;
(ii)impose on any Lender or the Issuing Bank or the applicable offshore interbank market any other condition, cost or expense (other than Taxes)
affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or
(iii)subject any Lender or the Issuing Bank to any Taxes (other than
(A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of
Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other
Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or such other
Recipient hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(b)Capital Requirements. If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this
Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the
Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or the
Issuing Bank, as the case may be, such additional amount or amounts as will compensate such
Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.
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(c)Certificates from Lenders. A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in Section 2.13(a) or Section 2.13(b) shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. Such
Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)Delay in Requests. Failure or delay on the part of any Lender or the
Issuing Bank to demand compensation pursuant to this Section 2.13 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the
Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this
Section 2.13 for any increased costs or reductions incurred  or Taxes incurred where a Lender or
Issuing Bank has, or has received , notice of the same more than two hundred seventy (270) days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies such Borrower of the Change in Law giving rise to such increased costs or reductions or Taxes and of such
Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions or Taxes is retroactive, then the two hundred seventy (270) day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 2.14Break Funding Payments.
(a)With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest
Period applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(b) and is revoked in accordance therewith) or (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Parent
Borrower pursuant to Section 2.17, then, in any such event, the Borrowers shall compensate each
Lender for the loss, cost and expense  attributable to such event; provided that, for the avoidance of doubt, such loss, cost and expense shall not be deemed to include the Applicable Rate spread that would have otherwise accrued on a Loan following the date of occurrence of any action described in the foregoing clauses (i), (ii), (iii) or (iv) if such action had not occurred, but without prejudice to the provisions of Section 2.11 governing payment of accrued interest on any outstanding Loan. A certificate of any Lender setting forth any amount or amounts that such
Lender is entitled to receive pursuant to this Section shall be delivered to the Parent Borrower and shall be conclusive absent manifest error.  The Borrowers shall pay such Lender the amount shown as due on any such certificate within fifteen (15) Business Days after receipt thereof.
(b)With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(b) and is revoked in accordance therewith) or (iii) the assignment of any RFR Loan other than on the Interest
Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section
2.17, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event; provided that, for the avoidance of doubt, such loss, cost and expense shall not be deemed to include the Applicable Rate spread that would have otherwise accrued on a Loan following the date of occurrence of any action described in the foregoing
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clauses (i), (ii) or (iii) if such action had not occurred, but without prejudice to the provisions of
Section 2.11 governing payment of accrued interest on any outstanding Loan.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Parent Borrower and shall be conclusive absent manifest error.  The Borrowers shall pay such Lender the amount shown as due on any such certificate within fifteen (15) Business Days after receipt thereof.
Section 2.15Withholding of Taxes; Gross-Up.
(a)Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.15) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)Payment of Other Taxes by the Borrowers. In addition, the Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.
(c)Indemnification by the Borrowers. The Borrowers shall indemnify each
Recipient, within fifteen (15) days after demand therefor, for the full amount of any Indemnified
Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Parent Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(d)Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 2.15, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such
Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)Indemnification by the Lenders. Each Lender shall severally indemnify the
Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the
Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.04(c) relating to the maintenance of a Participant Register and (iii) any
Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the
Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of
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such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan
Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.15(e).
(f)Status of Lenders.
(i)Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrowers or the
Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses
(ii)(A), (ii)(B), (ii)(D) and (iv) of this Section 2.15(f)) shall not be required if in such
Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing,
(A)any Lender that is a U.S. Person shall deliver to the
Borrowers and the Administrative Agent on or prior to the date on which such
Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from
U.S. federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the
Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the
benefits of an income tax treaty to which the United States is a party (x)
with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E or
IRS Form W-8BEN establishing an exemption from, or reduction of, U.S.
federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
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(2)in the case of a Foreign Lender claiming that its
extension of credit will generate U.S. effectively connected income, executed copies of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the
benefits of the exemption for portfolio interest under Section 881(c) of the
Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section
881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a
“U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form
W-8BEN-E or IRS Form W-8BEN; or
(4)to the extent a Foreign Lender is not the beneficial
owner, executed copy of IRS Form W-8IMY, accompanied by IRS Form
W-8ECI, IRS Form W-8BEN-E, IRS Form W-8BEN, a U.S. Tax
Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit
L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign
Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the
Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S.
federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Recipient under any Loan
Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b)
of the Code, as applicable), such Recipient shall deliver to the Borrowers and the
Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section
1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Parent Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section
2.15(f)(ii)(D), “FATCA” shall include any amendments made to FATCA after the
Effective Date.
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(iii)If the Administrative Agent is a U.S. Person, then it shall, on or prior to the Effective Date (or, in the case of a successor Administrative Agent, on or before the date on which it becomes Administrative Agent, co-agent or sub-agent hereunder), provide the Parent Borrower with a properly completed and duly executed copy of IRS Form W-9 confirming that the Administrative Agent is exempt from U.S.
federal backup withholding. If the Administrative Agent is not a U.S. Person, then it shall, on or prior to the Effective Date (or, in the case of a successor Administrative
Agent, on or before the date on which it becomes the Administrative Agent, co-agent or sub-agent hereunder), provide the Parent Borrower with, (A) with respect to payments made to the Administrative Agent for its own account, a properly completed and duly executed IRS Form W-8ECI (or other applicable IRS Form W-8 claiming an exemption from U.S. withholding tax), and (B) with respect to payments made to the Administrative
Agent on behalf of any Lender, two properly completed and executed copies of IRS Form
W-8IMY (or any successor form) certifying that the Administrative Agent is either (1) a
“qualified intermediary” which has assumed primary withholding responsibility under
Chapters 3 and 4 of the Code and primary Form 1099 reporting and backup withholding responsibility, or (2) a U.S. branch providing such form as evidence of its agreement with the Borrowers to be treated as a “U.S. person” for U.S. federal withholding Tax purposes
(as contemplated by Section 1.1441-1(b)(2)(iv)(A) of the United States Treasury
Regulations) and that the payments it receives for the account of such Lenders are not effectively connected with the conduct of its trade or business in the United States.  If any form or certification the Administrative Agent previously delivered expires or becomes obsolete or inaccurate in any respect, it will promptly update such form or certification.
(iv)Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.
(g)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.15 (including by the payment of additional amounts pursuant to this Section 2.15), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.15 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant
Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.15(g) (plus any penalties, interest or other charges imposed by the relevant
Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section
2.15(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.15(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.15(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)Survival. Each party’s obligations under this Section 2.15 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the
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replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(i)Issuing Bank. For purposes of this Section 2.15, the term “Lender”
includes any Issuing Bank and the term “applicable law” includes FATCA.
Section 2.16Payments Generally; Pro Rata Treatment; Sharing of Setoffs.
(a)Payments by the Borrowers. Each Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.13, Section 2.14 or Section 2.15, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein)
prior to 1:00 p.m., New York City time, on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without setoff, recoupment or counterclaim; provided that if a new Loan is to be made by any Lender on a date the applicable
Borrower is to repay any principal of an outstanding Loan of such Lender, such Lender shall apply the proceeds of such new Loan to the payment of the principal to be repaid and only an amount equal to the difference between the principal to be borrowed and the principal to be repaid shall be made available by such Lender to the Administrative Agent as provided in
Section 2.05 or paid by the applicable Borrower to the Administrative Agent pursuant to this
Section 2.16(a), as the case may be. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Administrative Agent’s Account, except as otherwise expressly provided in the relevant Loan Document, and except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Section 2.13,
Section 2.14, Section 2.15 and Section 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein)
shall be made in Dollars.
(b)Application of Insufficient Payments. At any time that payments are not required to be applied in the manner required by Section 7.03, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.
(c)Pro Rata Treatment. Except to the extent otherwise provided herein: (i)
each Borrowing shall be made from the Lenders, each payment of commitment fee under Section
2.10 shall be made for the account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.07 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each
Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal
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of Loans by a Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by a Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective
Lenders.
(d)Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective
Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 2.16(d) shall not be construed to apply to any payment made by a Borrower pursuant to and in accordance with the express terms of this
Agreement (including the application of funds arising from the existence of a Defaulting Lender or Disqualified Institution) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.16(d) shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such
Borrower rights of setoff and counterclaim with respect to such participation as fully as if such
Lender were a direct creditor of such Borrower in the amount of such participation.
(e)Presumptions of Payment. Unless the Administrative Agent shall have received, prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank pursuant to the terms of this Agreement or any other
Loan Document (including any date that is fixed for prepayment by notice from a Borrower to the Administrative Agent pursuant to Section 2.09(b)), notice from a Borrower that such
Borrower will not make such payment or prepayment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if a Borrower has not in fact made such payment, then each of the
Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative
Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance the banking industry rules on interbank compensation.
(f)Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(e), Section 2.04(f),
Section 2.05(b) or Section 2.16(e), then the Administrative Agent may, in its discretion
(notwithstanding any contrary provision hereof), apply any amounts thereafter received by the
Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
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Section 2.17Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 2.13, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any
Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such
Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or Section 2.15, as the case may be, in the future and (ii) would not subject such
Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such
Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any
Lender in connection with any such designation or assignment.
(b)Replacement of Lenders. If any Lender requests compensation under
Section 2.13, or if a Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section
2.15 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.17(a), or if any Lender becomes Defaulting Lender, then the
Parent Borrower may, at its sole expense and effort, upon notice to such Lender and the
Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights
(other than its existing rights to payments pursuant to Section 2.13 or Section 2.15) and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment);
provided that (i) the Parent Borrower shall have received the prior written consent of the
Administrative Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Parent Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (x) an assignment required pursuant to this Section 2.17(b) may be effected pursuant to an Assignment and
Assumption executed by the Borrowers, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.
Section 2.18Use of Proceeds. Each Borrower shall use the proceeds of the Loans and
Letters of Credit solely for such uses as are expressly permitted by such Borrower’s Constituent
Documents (collectively, “Approved Uses”), all in accordance with, and subject to the limitations and restrictions contained in, such Borrower’s Constituent Documents.
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Section 2.19Status of Included Investors; Mandatory Reduction of Available
Commitment.
(a)Loss of Included Investor Status. An Included Investor shall cease to be an
Included Investor upon the occurrence of any one of the following events (each, an “Exclusion
Event”):
(i)the Investor or any related Subscription Support Obligor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally or admit in writing that it is unable to pay its debts as they become due;
(ii)an involuntary case or other proceeding shall be commenced against the Investor or any such Subscription Support Obligor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official in respect of it or any substantial part of its property; or an order for relief shall be entered against it under the federal bankruptcy laws as now or hereafter in effect; provided that, solely with respect to existing Loans or Letters of Credit (and not for any new Borrowing or Letter of Credit),
an Exclusion Event under this clause (ii) shall not be deemed to occur unless such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days;
(iii)the Investor or any such Subscription Support Obligor (A) shall fail to timely fund a Subscription Call subject to any notice and time to cure in accordance with the terms of its Subscription Agreement or the Constituent Documents
of the Parent Borrower (but such notice and cure period not to exceed fifteen (15) days from the date originally due), (B) shall repudiate, challenge or declare unenforceable to any extent its obligation to pay its Subscription Obligations, or to fulfill its Rated Entity
Guaranty or other supporting obligations in respect of the Investor’s Subscription
Obligation, as applicable or (C) shall otherwise disaffirm, default under or breach its
Subscription Agreement, its Investor Acknowledgment, the Constituent Documents of the
Parent Borrower, or any Rated Entity Guaranty or other supporting obligation in respect of the Investor’s Subscription Obligation, subject to any applicable notice and time to cure in accordance with the terms thereof (but such notice and cure period not to exceed fifteen (15) days from the date originally due); provided that, if any repudiation, release, discharge or excuse is only in respect of a portion of such Investor’s Subscription
Obligation, only such portion shall be excluded from the Available Commitment, and if such repudiation, release, discharge or excuse is only in respect of a particular investment being made by the Borrowers, the exclusion from the Available Commitments shall be only for Loans being made to fund such investment;
(iv)one or more final, non-appealable judgments or decrees in an aggregate amount equal to fifteen percent (15%) or more of the net worth (measured as of the date of its initial designation as an Included Investor, as applicable) of such Investor or, if applicable, the related Subscription Support Obligor, shall be entered by a court or courts of competent jurisdiction against such Investor or any such Subscription Support
Obligor and (i) any such judgment or decree shall not be discharged, paid, bonded or
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vacated within thirty (30) days of issuance or (ii) enforcement proceedings shall be commenced by any creditor on any such judgment or decree and such judgment or decree shall not otherwise be covered by insurance in an amount that would cause any uninsured potential liability not to exceed fifteen percent (15%) of the net worth of such Investor or
Subscription Support Obligor;
(v)any representation, warranty, certification or statement made by the Investor or any such Subscription Support Obligor in any Investor Acknowledgment,
any Subscription Agreement or in any Rated Entity Guaranty, security agreement, certificate, financial statement or other document delivered pursuant to this Agreement or such documents shall have been false or misleading in any material respect when made;
(vi)in the case of a Included Investor that is not a Rated Entity, any event shall occur which materially adversely affects, in the reasonable discretion of the
Administrative Agent, the ability or liability of the Investor or any such Subscription
Support Obligor to fulfill its obligations under or in respect of any Subscription
Agreement, any Investor Acknowledgment or any Constituent Document of the Parent
Borrower, or the ability or liability of such Subscription Support Obligor to fulfill any
Rated Entity Guaranty or other supporting obligations in respect of such Investor’s
Subscription Obligation;
(vii)the Investor or any Subscription Support Obligor fails to satisfy and maintain the Applicable Requirement; or, in the case of any Investor that became an
Included Investor pursuant to clause (c) of the definition of “Included Investor”, there shall be a failure to observe or maintain any terms or conditions required by the
Administrative Agent, the Issuing Bank, or the Lenders in connection with such
Investor’s becoming an Included Investor under such clause (c);
(viii)the Investor delivers written notice to the Parent Borrower of termination of such Investor’s Subscription Obligation or the termination, cancellation, release, discharge or excusal (including as a result of ERISA issues) of all or a portion of its Subscription Obligation or its Subscription Support Obligor’s Rated Entity Guaranty
or other supporting obligations with respect thereto, as applicable, without regard to any notice period relating to such election; provided that, in the case of a termination, cancellation, release, discharge or excusal of only a portion of such Investor’s
Subscription Obligation in accordance with the applicable Constituent Documents, such
Investor shall continue to be an Included Investor with respect to the portion, if any, of its
Subscription Obligation that is not terminated, cancelled, released, discharged or excused, as applicable;
(ix)the Investor sells, assigns, or otherwise transfers all or any portion of its interest in, or any rights in respect of its interest in, the Parent Borrower or retires, withdraws or resigns from, the Parent Borrower; or the Investor’s interest in the Parent
Borrower is subject to any Lien (other than a Lien in favor of the Parent Borrower, securing the Investor’s obligation to pay Subscription Obligations arising under its
Subscription Agreement or any Constituent Document of the Parent Borrower); provided that, in the case of a transfer of only a portion of such Investor’s Subscription Obligation in accordance with the applicable Subscription Agreement and Constituent Documents, such Investor shall continue to be an Included Investor with respect to the portion, if any, of its Subscription Obligation that is not transferred;
(x)in respect of the Investor or any such Subscription Support
Obligor, the Loan Parties fail to deliver to the Administrative Agent (A) within fifteen
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(15) Business Days after notice thereof to the Borrower to the extent in the possession of a Loan Party and not publicly available, such Investor’s (or Subscription Support
Obligor’s) balance sheet and the related statements of operations and changes in retained earnings, owners’ equity and cash flows for the most recently completed fiscal year prepared by independent public accountants (or if such Investor or Subscription Support
Obligor has not retained independent public accountants for such purpose, certified by a
Responsible Officer), and (B) from time to time upon the request of the Administrative
Agent, a certificate of such Investor setting forth the remaining amount of its
Subscription Obligation that it is obligated to pay;
(xi)failure by the Investor, or any Subscription Obligation Obligor, if
applicable, to timely publish financial statements to the extent required by any regulatory or governmental authority;
(xii)such Investor shall (A) to any Loan Party or the Administrative
Agent’s knowledge, fail to satisfy the Administrative Agent’s or any Lender’s “know your customer” requirements or (B) be a Sanctioned Person;
(xiii)in the case of an Investor that (A) is designated on Schedule II as an Included Investor that does not satisfy the Applicable Requirement or (B) became an
Included Investor pursuant to clause (c) of the definition of “Included Investor,” to the actual knowledge of a Loan Party, failure to maintain a net worth, measured at the end of such Investor’s fiscal year, of at least seventy-five percent (75%) of such Investor’s net worth for the fiscal year immediately prior to the date in which such Investor became an
Included Investor hereunder; or
(xiv)such Investor shall have commenced a proceeding or investigation that would reasonably be expected to lead to termination right under such Investor’s
Subscription Agreement or Side Letter Agreement if determined adversely.
(b)Reduction of Available Commitment. The Available Commitment
hereunder shall be immediately reduced upon the occurrence of any Exclusion Event set forth in
Section 2.19(a), provided that if an Investor cures all of such Exclusion Events prior to the expiration of any grace period provided for in Section 2.19(a), such Investor shall automatically be deemed to be an Included Investor without the need for Lender approval. In the event that, at any time and from time to time, any Included Investor becomes a Non-Included Investor, the
Parent Borrower shall, after having knowledge of the occurrence of an Exclusion Event, deliver the notice required by Section 5.01(j), Administrative Agent shall recalculate the Available
Commitment based upon the omission of such Investor’s Subscription Obligation, and if following such calculation the Revolving Credit Exposure with respect to the Parent Borrower and the Subsidiary Borrowers exceeds the Available Commitment, the Parent Borrower and/or the Subsidiary Borrowers, pursuant to and in accordance with Section 2.09(b), shall repay the
Loans (or provide cover for LC Exposure as specified in Section 2.04(k)) in the amount necessary to cause the Revolving Credit Exposure to be equal to or less than the Available
Commitment, as recalculated.
Section 2.20Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.10(a);
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(b)any payment of principal, interest, fees or other amounts received by the
Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7.03 or otherwise) or received by the Administrative
Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows:
(i)first, to the payment of any amounts owing by such Defaulting
Lender to the Administrative Agent hereunder;
(ii)second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Bank;
(iii)third, to cash collateralize LC Exposure with respect to such
Defaulting Lender in accordance with this Section 2.20;
(iv)fourth, as the Parent Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such
Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent;
(v)fifth, if so determined by the Administrative Agent and the Parent
Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) cash collateralize future LC Exposure with respect to such
Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section 2.20;
(vi)sixth, to the payment of any amounts owing to the Lenders or the
Issuing Bank as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Bank against such Defaulting Lender as a result of such
Defaulting Lender’s breach of its obligations under this Agreement or under any other
Loan Document;
(vii)seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and
(viii)eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting
Lender has not fully funded its appropriate share, and (B) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section
4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such
Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 2.20(d).
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Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.20 shall be deemed paid to and redirected by such
Defaulting Lender, and each Lender irrevocably consents hereto.
(c)the Commitment and Revolving Credit Exposure of such Defaulting
Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.02); provided, that this Section 2.20(c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender affected thereby;
(d)if any LC Exposure exists at the time such Lender becomes a Defaulting
Lender then:
(i)all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective
Applicable Percentages but only to the extent that (x) the sum of all non-Defaulting
Lenders’ Revolving Credit Exposure plus such Defaulting Lender’s LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) the conditions set forth in Section 4.02 are satisfied at such time;
(ii)if the reallocation described in clause (i) of this Section 2.20(d)
cannot, or can only partially, be effected, the Borrowers shall (A) within two (2) Business
Days to the extent such funds are available in the Subscription Account, and (B) within twelve (12) Business Days to the extent that it is necessary for the Parent Borrower to issue a Subscription Demand Notice to fund such required payment, following notice by the Administrative Agent cash collateralize for the benefit of the Issuing Bank only the
Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) of this Section 2.20(d)) in accordance with the procedures set forth in Section 2.04(k) for so long as such LC
Exposure is outstanding and Borrowers shall be permitted to make Borrowings of
Revolving Credit Loans to post any cash collateral, subject to compliance with Section
4.02 and the other provisions of this Agreement dealing with Borrowings;
(iii)if the Borrowers cash collateralize any portion of such Defaulting
Lender’s LC Exposure pursuant to clause (ii) of this Section 2.20(d), the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.10(b)
with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting
Lender’s LC Exposure is cash collateralized;
(iv)if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) of this Section 2.20(d), then the fees payable to the Lenders pursuant to Section 2.10(a) and Section 2.10(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages;
(v)if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) of this Section
2.20(d), then, without prejudice to any rights or remedies of the Issuing Bank or any other
Lender hereunder, all facility fees that otherwise would have been payable to such
Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s
Commitment that was utilized by such LC Exposure) and letter of credit fees payable
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under Section 2.10(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and
(vi)so long as such Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be one hundred percent (100%) covered by the Commitments of the non-Defaulting
Lenders and/or cash collateral will be provided by the Borrowers in accordance with
Section 2.20(c), and participating interests in any newly issued or increased Letter of
Credit shall be allocated among non-Defaulting Lenders in a manner consistent with
Section 2.20(d)(i) (and such Defaulting Lender shall not participate therein).
(e)If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender or
Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the
Issuing Bank shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Issuing Bank to defease any risk to it in respect of such Lender hereunder.
(f)In the event that the Administrative Agent, the Borrowers and the Issuing
Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such
Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable
Percentage.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Borrower represents and warrants to (and, where applicable, agrees with) each of the Secured Parties that:
Section 3.01Organization; Powers. Each Loan Party is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate, partnership, statutory trust or limited liability company, as the case may be, power and authority to own its property and assets and to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.
Section 3.02Authorization; Enforceability. The Transactions are within the respective organizational powers of each Loan Party and have been duly authorized by all necessary organizational action. Each Loan Party has duly executed and delivered each Loan Document to which it is a party or which it is executing in a representative capacity on behalf of another party, in each case with full power and authority, and each such Loan Document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and (b) the application of general
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principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
Section 3.03Governmental Approvals; No Conflicts. The Transactions (a) do not
require any consent or approval of, registration or filing with, or any other action by, any
Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security
Documents, (b) will not violate, in any material respect, any applicable law or regulation or the
Constituent Documents of any Loan Party or any of their respective Subsidiaries or any order of any Governmental Authority, in each case in any material respect, (c) will not violate or result in a default under any Subscription Agreement, indenture, material agreement or other instrument binding upon any Loan Party or any of their respective Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) except for the
Liens created pursuant to the Security Documents and Permitted Liens, will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of Loan Party or any of their respective Subsidiaries.
Section 3.04Financial Condition; No Material Adverse Change.  Since the date of the most recent financial statements delivered to the Administrative Agent pursuant to Section 5.01, after the delivery of such financial statements pursuant thereto, there has been no event or occurrence which has resulted in or would reasonably be expected to result in a Material Adverse
Effect, except as disclosed to the Administrative Agent.
Section 3.05Properties.  Each Loan Party and its respective Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, subject only to any defects that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
Section 3.06Litigation and Environmental Matters.
(a)Actions, Suits and Proceedings. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party or any of their respective Subsidiaries, threatened in writing against or affecting any Loan Party or any of their respective Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement, any other Loan Document, any Subscription Agreement, the Placement
Memorandum, any Constituent Document of any Loan Party or the Transactions.
(b)Environmental Matters. Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse
Effect, no Loan Party or Subsidiary of any Loan Party (i) has failed to comply with any
Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability,
(iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.
Section 3.07Compliance with Laws and Agreements. Each Loan Party and each of their respective Subsidiaries is in compliance with all laws, regulations and orders of any
Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
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Section 3.08Investment Company Status. No Loan Party or Subsidiary of any Loan
Party is an “investment company” as defined in, or subject to regulation under, the Investment
Company Act of 1940, as amended.
Section 3.09Taxes. Each of the Loan Parties and their respective Subsidiaries has timely filed or timely caused to be filed all federal, state and other material Tax returns, information statements and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to timely file Tax returns or pay Taxes would not reasonably be expected to result in a Material Adverse Effect.
Section 3.10ERISA.
(a)No Loan Party or Subsidiary of any Loan Party has any employees as of the Effective Date.
(b)Each of the Borrowers either (i) qualifies as a VCOC or a REOC, (ii)
complies with an exception set forth in the Plan Asset Regulation such that the assets of such
Borrower would not be subject to Title I of ERISA and/or Section 4975 of the Code or (iii) does not hold any Plan Assets.
(c)Assuming no source of funds used by any Lender in connection with the transactions contemplated in the Loan Documents constitute Plan Assets, none of the Loan
Documents will constitute a nonexempt prohibited transaction (as such term is defined in Section
4975(c)(1)(A)-(D) of the Code or Section 406(a) of ERISA).
Section 3.11Disclosure.
(a)None of the reports, financial statements, certificates or other written information furnished by or at the request of each Loan Party and each of their respective
Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this
Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projections, estimates and other forward-looking materials and information of a general economic or industry nature, such Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
(b)As of the Effective Date, to the knowledge of each Loan Party, the information included in any Beneficial Ownership Certification in relation to such Loan Party provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all respects.
Section 3.12Use of Credit. Neither such Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any
Margin Stock.  Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrowers only or of the Borrowers and their Subsidiaries on a consolidated basis) will be Margin Stock.
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Section 3.13Solvency. On the Effective Date and after giving effect to the Loans occurring on the Effective Date or such other date as Loans requested hereunder are made, and the disbursement of the proceeds of such Loans pursuant to such Borrower’s instructions, such
Borrower is and will be Solvent.
Section 3.14No Default. No Default or Event of Default exists under or with respect to any Loan Document to which a Loan Party is a party.
Section 3.15Insurance. Each Loan Party and each of their respective Subsidiaries currently maintains all insurance which is required to be maintained by Section 5.05.
Section 3.16Security Interests and Liens. The Security Documents create, as security for the Obligations, valid and enforceable, exclusive, perfected first priority security interests in and Liens on all of the respective Collateral, in favor of the Administrative Agent as agent for the benefit of the Secured Parties, subject to no other Liens (other than Permitted Liens), except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors’ rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. Such security interests in and Liens on the
Collateral shall be superior to and prior to the rights of all third parties in the Collateral (subject to Permitted Liens), and, other than in connection with any future change in a Loan Party’s name or the location in which a Loan Party is organized or registered, no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law.
Section 3.17Organizational Documents. The organizational documents delivered pursuant to Section 4.01(e) constitute, as of the Effective Date, true, correct, and complete copies of all of the Constituent Documents (together with all amendments and modifications thereof) of each Loan Party.
Section 3.18Principal Offices; Places of Organization. The principal office, chief executive office and principal place of business of each Loan Party are located at the address specified in Schedule III. The jurisdiction of organization of each Loan Party is the jurisdiction specified in Schedule III.
Section 3.19Tax Status.  As of the date hereof, the Parent Borrower is classified as a corporation for U.S. federal income tax purposes. The Parent Borrower intends to be classified as a REIT commencing with its taxable year ending December 31, 2025 and thereafter shall use its commercially reasonable efforts to continue to be classified as a REIT for U.S. federal income tax purposes. Each Subsidiary Borrower shall be classified as a corporation, REIT, partnership or disregarded entity of a corporation, REIT or partnership for U.S. federal income tax purposes.
Section 3.20Subscription Obligations.
(a)Subscription Obligations. As of the date hereof, the Parent Borrower represents and warrants that (i) the Subscription Obligations aggregate $150,000,000.00, (ii)
Subscription Calls in the aggregate of $0.00 have been made and (iii) to the knowledge of the
Parent Borrower, no Investor is in default under the Operating Agreement or any Subscription
Agreement to which it is a party (other than any Non-Included Investor in a default of which
Administrative Agent has been notified).
(b)Issuance of Certificates. No certificates representing Equity Interests in the
Parent Borrower have been issued and none will be issued. Other than those actions already
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taken by or on behalf of the Parent Borrower, the acts involved in the “issuance” of an interest in the Parent Borrower in connection with any Subscription Payment to the Parent Borrower, in each case (i) are entirely ministerial, requiring no decision of any management or executive character, involving not more than the recordation of receipt of the relevant Subscription
Payment, (ii) do not involve any material cost, expense or other burden whatsoever on the part of the Parent Borrower, and (iii) are delegable to a ministerial agent, and have been so delegated to the Administrative Agent, as agent of each Loan Party for this purpose upon the occurrence and continuance of an Event of Default hereunder.
Section 3.21Brokers. No Loan Party has dealt with any broker or finder in connection with the Loan Documents.
Section 3.22Anti-Corruption Laws and Sanctions. The Loan Parties have implemented and maintain, or are subject to, in effect policies and procedures reasonably designed to promote and achieve compliance by the Loan Parties, their Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Loan
Parties, their Subsidiaries and their respective officers and to the knowledge of the Loan Parties their directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. No (a) Loan Party, Subsidiary of any Loan Party, any of their respective directors, officers or to the knowledge of the Loan Parties and the
Subsidiaries of the Loan Parties any of their respective employees, or (b) to the knowledge of the
Loan Parties, any agent of any Loan Party or Subsidiary of any Loan Party that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned
Person. No Transactions will violate any Anti-Corruption Law or applicable Sanctions.
Section 3.23Management Agreement.  There is no contract or agreement which has not been disclosed and provided in writing to the Administrative Agent which impacts the power and the authority of the Parent Borrower to make Subscription Calls or issue Subscription Demand
Notices for or on behalf of the Parent Borrower. The Management Company does not possess, whether pursuant to the Management Agreement or otherwise, the power or authority to make
Subscription Calls or issue Subscription Demand Notices for or on behalf of the Parent
Borrower.
Section 3.24Solvency. The Loan Parties and their respective Subsidiaries are Solvent.
Section 3.25Side Letter Agreements.  Each Loan Party is in compliance, in all material respects, with its material obligations under each Side Letter Agreement (if any) and there contains no material misrepresentation or inaccurate statement by a Loan Party therein.
ARTICLE IV
CONDITIONS
Section 4.01Effective Date. The obligations of the Lenders to make Loans and of the
Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which (i) the Administrative Agent shall have received each of the following documents and (ii)
each of the other conditions listed below is satisfied, the satisfaction of such conditions to be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):
(a)Agreement. From each party hereto either (i) a counterpart of this
Agreement signed on behalf of such party or (ii) written evidence satisfactory to the
Administrative Agent (which, subject to Section 10.06, may include any Electronic Signatures
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transmitted by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page) that such party has signed a counterpart of this Agreement.
(b)Notes. The Notes duly completed and executed by the Parent Borrower for each Lender that has requested a Note.
(c)Opinion of Counsel to the Borrowers. A favorable written opinion
(addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i)
Simpson Thatcher & Bartlett LLP, counsel for the Parent Borrower, and (ii) Venable LLP,
Maryland counsel for the Parent Borrower, covering such other matters relating to the Parent
Borrower, this Agreement or the Transactions as the Administrative Agent and/or the Required
Lenders shall reasonably request (and the Parent Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).
(d)VCOC/REOC Opinion of Counsel to the Borrowers. With respect to each
Borrower, either (i) a copy of a written opinion of Simpson Thatcher & Bartlett LLP, counsel for the Loan Parties, addressed to the Parent Borrower, along with a reliance letter, dated the
Effective Date, with respect thereto, addressed to the Administrative Agent and the Lenders, that the Parent Borrower should qualify as a VCOC or REOC or (ii) a 25% Certificate.
(e)Corporate and Organizational Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the
Transactions, and any other matters relevant hereto, all in form and substance satisfactory to the
Administrative Agent and its counsel.
(f)Officer’s Certificate. A certificate, dated the Effective Date and signed by a Responsible Officer of the Parent Borrower confirming compliance with the conditions set forth in the lettered clauses (b), (c), (d) and (f) of the first sentence of Section 4.02.
(g)Borrowing Base Certificate. A Borrowing Base Certificate signed by the
Parent Borrower dated as of the Effective Date.
(h)Security Documents. Each of the Security Documents, duly executed and delivered by each Loan Party that is a party thereto. In addition, the Parent Borrower shall have taken such other action (including delivering to the Administrative Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Administrative Agent shall have reasonably requested in order to perfect the security interests created pursuant to the Security Documents.
(i)Investor Acknowledgments. Duly executed original Investor
Acknowledgments as of the Effective Date, together with (i) an opinion of each such Included
Investor’s counsel substantially in the form of Exhibit F, or (ii) such other evidence reasonably satisfactory to the Administrative Agent addressing (x) the authority of such Included Investor to execute and deliver its Investor Acknowledgment and Subscription Agreement and (y) in
connection with foreign Included Investors or Included Investors with sovereign immunity, the matters addressed in paragraph 5 of Exhibit F.
(j)Subscription Agreements and Side Letter Agreements. Duly executed copies of each Subscription Agreement and Side Letter Agreement, for all Investors.
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(k)Financial Information. The Administrative Agent shall have received all available financial information with respect to each Loan Party reasonably requested by the
Administrative Agent;
(l)Consents. Copies of all material consents and approvals, if any, required in connection with the execution, delivery and performance by the Loan Parties, and the validity and enforceability, of the Loan Documents, or in connection with any of the transactions contemplated thereby, and such consents, licenses and approvals shall be in full force and effect in all material respects.
(m)Patriot Act. The Administrative Agent shall have received, at least five (5)
days prior to the Effective Date, all documentation and other information regarding the Loan
Parties requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Parent Borrower at least ten (10) days prior to the Effective Date.
(n)Beneficial Ownership. To the extent any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the
Effective Date, any Lender that has requested, in a written notice to such Loan Party (or the
Parent Borrower on behalf of such Loan Party) at least ten (10) days prior to the Effective Date, a
Beneficial Ownership Certification in relation to such Loan Party shall have received such
Beneficial Ownership Certification (provided that, upon the execution and delivery by such
Lender of its signature page to this Agreement, the condition set forth in this clause (n) shall be deemed to be satisfied).
(o)UCC Searches. Satisfactory reports of UCC (collectively, the “UCC
Searches”), tax lien, judgment and litigation searches conducted by a search firm reasonably acceptable to Administrative Agent with respect to the Collateral, the Parent Borrower, such searches to be conducted by a search firm in each of the locations specified by the
Administrative Agent.
(p)UCC Filings. UCC-1 financing statements with respect to the Pledge and the Cash Collateral Agreement.
(q)Management Fee Subordination Agreement. The Management Fee
Subordination Agreement, duly executed and delivered by the Parent Borrower, the Management
Company and the Administrative Agent.
(r)[Reserved].
(s)[Reserved].
(t)Other Documents. Such other documents as the Administrative Agent or any Lender or Morrison & Foerster LLP, special New York counsel to the Administrative Agent may reasonably request.
The obligation of any Lender to make its initial extension of credit hereunder is also subject to the payment by the Loan Parties of such fees, expenses and other consideration then due and owing as the Loan Parties shall have agreed to pay to any Lender, the Arranger or the
Administrative Agent in connection herewith, including the reasonable and documented fees and expenses of Morrison & Foerster LLP, special New York counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and the
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other Loan Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Loan Parties prior to the Effective Date).
The Administrative Agent shall notify the Loan Parties and the Lenders of the Effective
Date, and such notice shall be conclusive and binding.
Section 4.02Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend or extend any Letter of
Credit, is subject to the satisfaction of the following conditions:
(a)receipt by the Administrative Agent of a Borrowing Request and
Borrowing Base Certificate pursuant to Section 2.03 or, if applicable, a request for a Letter of
Credit pursuant to Section 2.04(b);
(b)immediately after such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable, (i) the Revolving Credit Exposure with respect to the Parent Borrower and the Subsidiary Borrowers will not exceed the Available Commitment with respect to the Parent Borrower and (ii) with respect to each Lender, such Lender’s
Applicable Percentage of the Revolving Credit Exposure will not exceed such Lender’s
Commitment;
(c)the representations and warranties of each Borrower contained in this
Agreement and in the other Loan Documents shall be true and correct in all material respects
(without duplication of any materiality qualifier) on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable; provided, that to the extent such representations and warranties were made as of a specific date, the same shall continue on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable, to be true and correct in all material respects
(without duplication of any materiality qualifier) as of such specific date;
(d)at the time of and immediately after giving effect to such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, no Default or Event of
Default shall have occurred and be continuing;
(e)[reserved];
(f)subject to Section 4.01(i) with respect to Investors as of the Effective
Date, the Parent Borrower shall have delivered to the Administrative Agent (i) duly executed copies of a Subscription Agreement and any Side Letter Agreements for each then existing
Investor to the extent not previously delivered under this Section 4.02(f) or Section 4.01(j), (ii) in the case of Included Investors, a duly executed original of an Investor Acknowledgment to the extent not previously delivered under this Section 4.02(f) or Section 4.01(i) and (iii) in the case of Included Investors, (A) an opinion substantially in the form of Exhibit F in the case of each
Included Investor to the extent not previously delivered under this Section 4.02(f) or Section
4.01(i) or (B) such other evidence reasonably satisfactory to the Administrative Agent addressing
(x) the authority of such Included Investor to execute and deliver its Investor Acknowledgment and Subscription Agreement and (y) in connection with foreign Included Investors or Included
Investors with sovereign immunity, the matters addressed in paragraph 5 of Exhibit F;
(g)(i) no law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened in writing, which does or, with respect to any threatened litigation in writing, seeks
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to enjoin, prohibit or restrain, the applicable Borrower’s borrowing of the Loans, the issuance to the applicable Borrower of any Letters of Credit or the applicable Borrower’s consummation of the transactions contemplated by this Agreement and (ii) no law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened in writing, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans, the issuance of any Letters of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement; and
(h)no event shall have occurred which results in a material adverse effect on
(i) the ability of any Loan Party to perform any of its Obligations under this Agreement or any of the other Loan Documents to which it is a party or (ii) the validity or enforceability of any of the
Loan Documents or the rights of or benefits available to any Secured Party under any Loan
Document, in each case, as reasonably determined by the Administrative Agent.
Each Borrowing and each issuance, amendment or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by each Loan Party (whether or not a specific
Borrower has requested the Borrowing or the issuance, amendment or extension of a Letter of
Credit) on the date thereof as to the matters specified in this Section 4.02.
Section 4.03Liens and Security Interest.
(a)Subscription Obligations, Subscription Calls and Other Rights. To secure performance by each Loan Party of the payment of its respective Loans and the other
Obligations, and in accordance with the Parent Borrower’s Constituent Documents, the
Subscription Agreements and the Investor Acknowledgments:
(i)pursuant to the Pledge, the Parent Borrower shall grant to the
Administrative Agent, for the benefit of each of the Secured Parties, an exclusive security interest and lien (which shall be first priority) in and to the Parent Borrower’s right in any
Subscription Obligations now existing or hereafter created, subject to Permitted Liens;
(ii)pursuant to the Pledge, the Parent Borrower shall grant to the
Administrative Agent, for the benefit of each of the Secured Parties, an exclusive security interest and lien (which shall be first priority) in and to the right of the Parent Borrower to make Subscription Calls and any other rights to call for and receive payments of
Subscription Obligations as contemplated by the applicable Subscription Agreements or
Operating Agreement, as applicable, now existing or hereafter created and to enforce the payment of such Subscription Calls and any Rated Entity Guaranty;
(iii)pursuant to the Pledge, the Parent Borrower shall grant to the
Administrative Agent, for the benefit of each of the Secured Parties, an exclusive security interest and lien (which shall be first priority) in and to and assignment of all its rights under the respective Subscription Obligations (now existing or hereafter created), including the right to require an Investor to fund its Subscription Obligations thereunder;
and
(iv)pursuant to the Cash Collateral Agreement, the Parent Borrower
shall grant to the Administrative Agent, for the benefit of each of the Secured Parties, an exclusive security interest (which shall be first priority) in the Subscription Account and all the proceeds thereof as more fully described in the Cash Collateral Agreement.
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(b)Subscription Account.
(i)In order to secure further the payment of the Notes and the performance by the Loan Parties of their respective Obligations and to effect and facilitate the right of the Lenders to offset, while any obligations are outstanding, (A)
each of the Loan Parties hereby irrevocably appoints (directly or via collateral assignment) the Administrative Agent as subscription agent and the sole party entitled in the name of the Parent Borrower to make any Subscription Calls upon the Investors upon the occurrence of an Event of Default (but only during the continuance thereof and subject to Sections 7.03 and 7.04 hereof) pursuant to the terms of the respective
Subscription Agreements (now existing or hereafter created), and (B) the Parent
Borrower shall direct all of the Investors to wire transfer to the Subscription Account all monies or sums paid or to be paid by the Investors to fund their Subscription Obligations as and when the Investors are required pursuant to their respective Subscription
Agreements and Constituent Documents to fund such Subscription Obligations. In addition, to the extent that a Loan Party receives any payments and monies from an
Investor during the term of this Agreement, it shall immediately deposit such payments and monies upon receipt into the Subscription Account.
(ii)Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that neither the Administrative Agent nor the Lenders undertake any duties, responsibilities, or liabilities with respect to the Subscription Calls.
Neither the Administrative Agent nor the Lenders shall be required to refer to any Loan
Party’s Constituent Documents or the Subscription Agreements or take any other action with respect to any other matter which might arise in connection with any Loan Party’s
Constituent Documents, the Subscription Agreements or any Subscription Call. Neither
the Administrative Agent nor the Lenders has any duty to determine or inquire into any happening or occurrence or any performance or failure of performance of any Loan Party.
Neither the Administrative Agent nor the Lenders has any duty to inquire into the use, purpose, or reasons for the making of any Subscription Call or with respect to the investment or use of the proceeds thereof.
(iii)Provided that (A) the Administrative Agent has received notice of the applicable Subscription Call as required by Section 5.01(n) and a Borrowing Base
Certificate as required by Section 5.01(o), (B) no monetary Default and no Event of
Default shall have occurred and be continuing and (C) the Available Commitment exceeds the Total Revolving Credit Exposure, then the Administrative Agent shall disburse funds from the Subscription Account as directed by the Parent Borrower. Except as provided in clause (iv) of this Section 4.03(b), or otherwise for the purpose of curing an outstanding Default under Section 7.01(a), upon the occurrence and during the continuance of a monetary Default or any Event of Default or if the Total Revolving
Credit Exposure exceeds Available Commitment, no Loan Party shall have any right to request a disbursal of any funds from the Subscription Account.
(iv)Each Loan Party hereby irrevocably authorizes and directs the
Lenders, acting through the Administrative Agent, at any time following the occurrence and during the continuance of an Event of Default while any Obligations are outstanding, to charge from time to time the Subscription Account and any other accounts of such
Loan Party at the Lenders for amounts due from such Loan Party to the Lenders or any of them hereunder and under the Notes or any Letters of Credit. The Administrative Agent,
on behalf of and in the name of the Lenders, is hereby authorized, in the name of the any
Loan Party, at any time or from time to time following the occurrence and during the continuance of an Event of Default while any Obligations are outstanding, to notify any
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or all parties obligated to the Parent Borrower with respect to the Subscription
Obligations to make all payments due or to become due thereon directly to the
Administrative Agent on behalf of the Lenders, at a different account number, or to initiate one or more Subscription Calls of the Subscription Obligations in order to pay the
Loans. With or without such general notification, following the occurrence and during the continuance of an Event of Default while any Obligations are outstanding, subject to
Section 7.04, the Administrative Agent, on behalf of the Lenders, (A) may make
Subscription Calls in the name of any Loan Party (to the extent such Subscription Call is permitted under the applicable Subscription Agreements and Operating Agreement), (B)
may take or bring in name of any Loan Party (to the extent permitted under the applicable
Subscription Agreements and Operating Agreement) all steps, actions, suits or proceedings deemed by the Administrative Agent necessary or desirable to effect possession or collection of payments, (C) may complete in the name of any Loan Party any contract or agreement of the Parent Borrower (to the extent permitted under the applicable Subscription Agreements and Operating Agreement) required to realize upon the Subscription Obligations, (D) may compromise in the Parent Borrower’s name any claims related to the Subscription Obligations, (E) may extend credit in its own name or the name of the Parent Borrower (to the extent permitted under the applicable
Subscription Agreements and Operating Agreement), or (F) may exercise in the Parent
Borrower’s name any right, privilege, power or remedy provided to the Parent Borrower, as applicable, or under the Parent Borrower’s Constituent Documents or any Subscription
Agreement required to realize upon the Subscription Obligations. Regardless of any provision hereof, in the absence of gross negligence or willful misconduct by the
Administrative Agent or the Lenders, neither the Administrative Agent nor the Lenders shall ever be liable for failure to collect or for failure to exercise diligence in the collection, possession, or any transaction concerning all or part of the Subscription Calls or Subscription Obligations or sums due or paid thereon, nor shall they be under any obligation whatsoever to anyone by virtue of the security interest and liens relating to the
Subscription Calls or Subscription Obligations.
(v)The Administrative Agent, on behalf of the Lenders, is hereby authorized and empowered, following the occurrence and during the continuance of an
Event of Default, on behalf of the Parent Borrower, to endorse the name of the Parent
Borrower, upon any check, draft, instrument, receipt, instruction or other document or items, including all items evidencing payment upon a Subscription Call of any Person to the Parent Borrower coming into the Administrative Agent’s possession, and to receive and apply the proceeds therefrom in accordance with the terms hereof. The
Administrative Agent on behalf of the Lenders is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions or other documents, agreements, or items on behalf of the Parent
Borrower, either before or after demand of payment on the Notes or any other Obligation but only following the occurrence and during the continuance of an Event of Default as shall reasonably be deemed by the Administrative Agent to be necessary or advisable to protect the security interests and liens in the Subscription Obligations, the shares in the
Parent Borrower or the repayment of the Obligations, and neither the Administrative
Agent nor any Lenders shall incur any liability in connection with or arising from its exercise of such power of attorney in the absence of gross negligence or willful misconduct.
(vi)The application by the Lenders of such funds hereunder shall, unless the Administrative Agent shall agree otherwise in writing, be first to the payment of fees and reasonable costs and expenses due the Lenders under this Agreement, second to the payment of accrued interest due on each Note and last to the payment of the
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principal of each Note. Each Loan Party acknowledges that all funds so transferred into the Subscription Account shall not be subject to any Lien of any party, other than the
Administrative Agent and the Lenders.
(c)Agreement to Deliver Additional Security Documents.
(i)The Parent Borrower shall deliver such security agreements, financing statements, assignments and other Security Documents (all of which shall be deemed part of the Security Documents), in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent acting on behalf of the Lenders may reasonably request from time to time for the purpose of granting to, or maintaining or perfecting in favor of, the Lenders, first and exclusive security interests in the right to make Subscription Calls to repay the Obligations and in and to the Subscription
Obligations, together with other reasonable assurances as to the enforceability and priority of the Lenders’ liens and assurances of due recording and documentation of copies of the Security Documents, as the Administrative Agent may reasonably require to avoid material impairment of the liens and security interests granted or purported to be granted pursuant to this Section 4.03.
(ii)At the time of the admission of Subsequent Investors, the Parent
Borrower shall use its best efforts to promptly deliver the following to the Administrative
Agent: (A) duly executed copies of Subscription Agreements and any Side Letter
Agreements with respect to such Subsequent Investors, (B) in the case of Included
Investors, duly executed original Investor Acknowledgments, and (C) in the case of
Included Investors, legal opinions substantially in the form of Exhibit G or other evidence reasonably satisfactory to the Administrative Agent addressing (x) the authority of such
Subsequent Investors to execute and deliver such Investor Acknowledgments and
Subscription Agreements and (y) in connection with foreign Subsequent Investors or
Subsequent Investors with sovereign immunity, the matters addressed in paragraph 5 of
Exhibit F. The Parent Borrower acknowledges that in the event it fails to deliver any of the items listed in the preceding sentence of this Section 4.03(c)(ii) with respect to any
Subsequent Investor, such Subsequent Investor will not be an Included Investor unless one hundred percent (100%) of the Lenders approve in writing the inclusion of such
Subsequent Investor as an Included Investor, which approval may be withheld in their sole and absolute discretion; provided, however, that such failure shall not constitute a
Default or Event of Default hereunder. Notwithstanding the failure of the Parent
Borrower to deliver each of the foregoing with respect to any Subsequent Investor, each
Loan Party must require all the Subsequent Investors to fund their applicable
Subscription Calls into the Subscription Account.
(d)Subordination of Claims.
(i)Until all the Loan Parties’ respective Obligations shall be paid and satisfied in full (other than contingent liabilities not yet due and owing) and the
Commitments terminated, the Parent Borrower shall not receive or collect, directly or indirectly, from any Investor any amount upon the Investor Claims other than pursuant to this Section 4.03.
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(ii)Without the prior written consent of the Administrative Agent, after the occurrence and during the continuation of an Event of Default, for so long as any
Loans or LC Exposure are outstanding, the Parent Borrower shall not: (A) exercise or enforce any creditor or other right it may have against an Investor on account of any
Investor Claims, (B) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of such Investor held by it as security for any Investor Claims, or (C) exercise any rights or remedies against an Investor under a Subscription Agreement or the Operating Agreement, as applicable.
(iii)After the occurrence and during the continuation of an Event of
Default, for so long as any Loans or LC Exposure are outstanding: (A) no Borrower may make any payment to any Investor or any other Loan Party, except to the extent that such payments are made to such Loan Party in order to directly or indirectly pay the
Obligations; and (B) all such claims of the Loan Parties and the Investors are and shall be subordinate in right of payment to the Obligations hereunder.
(e)Management Fee. The Parent Borrower shall cause the Management
Company to subordinate its right to the Management Fees to the Obligations hereunder;
provided, however, that for so long as no acceleration of the Loans has occurred and is continuing during an Event of Default pursuant to the terms of this Agreement, the Management
Company shall be entitled to receive the Management Fees pursuant to the terms of the applicable Management Agreement.
ARTICLE V
AFFIRMATIVE COVENANTS
Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated or been cash collateralized and all LC Disbursements shall have been reimbursed, each Borrower (except as otherwise provided below in this Article V)
covenants and agrees with the Lenders that:
Section 5.01Financial Statements and Other Information. Each applicable Loan Party, as to itself and its Subsidiaries, will furnish to the Administrative Agent and each Lender, including their Public-Siders:
(a)as soon as available and in any event within one hundred twenty (120)
days after the end of each fiscal year of the Parent Borrower (commencing with the fiscal year ended December 31, 2024), the audited consolidated balance sheet and related statements of operations, shareholders’ equity and cash flows of the Parent Borrower and its Subsidiaries, as applicable (to the extent required to be consolidated in accordance with GAAP), as of the end of and for such year, setting forth in each case in comparative form (if applicable) the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent Borrower and its Subsidiaries, as applicable, on a consolidated basis in accordance with GAAP consistently applied;
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(b)[reserved];
(c)the Parent Borrower agrees to promptly provide notice to the
Administrative Agent that the assets of the Parent Borrower constitutes Plan Assets of an ERISA
Investor;
(d)within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Parent Borrower (commencing with fiscal quarter ended December 31,
2024), the unaudited consolidated and consolidating balance sheet and related statements of operations, shareholders’ equity and cash flows of the Parent Borrower and its Subsidiaries, as applicable (to the extent required to be consolidated in accordance with GAAP), as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth, if applicable, in each case in comparative form the figures as of the end of and for the corresponding period or periods of the previous fiscal year, all certified by a Responsible Officer of the Parent Borrower as presenting fairly in all material respects the financial condition and results of operations of the Parent Borrower and its Subsidiaries, as applicable, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year end audit adjustments and the absence of footnotes;
(e)concurrently with the delivery of each quarterly report referenced under
Section 5.01(a) and Section 5.01(d), a Borrowing Base Certificate from a Responsible Officer of the Parent Borrower;
(f)concurrently with any delivery of financial statements under Section
5.01(a) or Section 5.01(d), a Responsible Officer’s certificate (i) certifying as to whether a
Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.01 and Section 6.14, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.01(a) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
(g)[reserved];
(h)to the extent not otherwise provided hereunder, promptly upon the mailing thereof to the Investors generally, copies of all financial statements, material reports and opinions and all other material information so mailed;  provided that the delivery obligations in this
Section 5.01(h) shall not apply to (i) any Investor report, statements or communications furnished to any Investor on an individual basis; or (ii) any report that contains privileged information or information subject to confidentiality obligations with third parties the disclosure of which is prohibited thereby;
(i)promptly upon the receipt thereof, except to the extent containing privileged information or information subject to confidentiality obligations with third parties the disclosure of which is prohibited thereby and such information could not reasonably be expected to have a Material Adverse Effect, copies of all financial statements, reports and other material information and other material correspondence received by the Parent Borrower and/or the
Management Company from the Investors, including notices of default, notices relating in any way to an Investor’s funding obligation and any notice containing any reference to misconduct of the Management Company and/or the Parent Borrower;
(j)promptly and in any event within five (5) Business Days after the Parent
Borrower obtains actual knowledge of the occurrence of an Exclusion Event, a notice setting
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forth the Exclusion Event, the Parent Borrower’s calculation of the Available Commitment after taking into account such Exclusion Event, and the Parent Borrower’s calculation of the amount which the Parent Borrower is required to repay pursuant to Section 2.09(b)(i) or Section 2.19 as a result of such Exclusion Event;
(k)promptly and in any event within five (5) Business Days after each withdrawal, excuse or exclusion from an investment of an ERISA Investor or Governmental Plan
Investor pursuant to the Operating Agreement and/or the applicable Subscription Agreement, a notice setting forth each Investor that has withdrawn, excused or excluded and in each case the details thereof;
(l)promptly and in any event within five (5) Business Days after the Parent
Borrower obtains actual knowledge of a change in any debt rating of any Investor or, if applicable, of any Sponsor, Responsible Party or Rated Entity Guarantor of any Investor, a notice of such change;
(m)at least twenty (20) days prior to each “annual valuation period” as such term is defined in the Plan Asset Regulation, if any, notice of the date which is the first day of such period;
(n)copies of each Subscription Demand Notice delivered to the Investors and any opinion of counsel or other material notice or report sent to or received from any Investor, simultaneously when such notice is sent to any Investor and within two (2) Business Days after the same is received from any Investor;
(o)upon the delivery of a Subscription Demand Notice under a Subscription
Agreement, a Borrowing Base Certificate completed assuming each Investor complies with its obligation to fund its Unfunded Capital Commitments pursuant to such Subscription Demand
Notice;
(p)in the event that any capital has been returned by the Parent to any
Investor and any such returned capital is deemed to again be an Unfunded Capital Commitment of an Investor, the Parent Borrower shall promptly thereafter (i) deliver to each such Investor, with a copy to the Administrative Agent, a statement that sets forth, with respect to such
Investor, (A) the amount of such returned capital that again constitutes an Unfunded Capital
Commitment of such Investor and (B) such Investor’s total Unfunded Capital Commitments and
(ii) execute and deliver to the Administrative Agent a statement acknowledging the accuracy of the statement delivered pursuant to clause (i) of this Section 5.01(p); and
(q)promptly following any request therefor, (i) such other information regarding the operations, business affairs, financial condition and indebtedness of such Loan
Party or any of its Subsidiaries, or compliance with the terms of this Agreement and the other
Loan Documents, as the Administrative Agent or any Lender may reasonably request and (ii)
information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.
Documents required to be delivered pursuant to Section 5.01(a), (b) or (d) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date
(i) on which such materials are publicly available as posted on the Electronic Data Gathering,
Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the
Parent Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the
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Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that:  (A) upon written request by the
Administrative Agent (or any Lender through the Administrative Agent) to the Parent Borrower, the Loan Parties shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the
Administrative Agent or such Lender and (B) the Parent Borrower shall notify the
Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents.
Section 5.02Notices of Material Events. Promptly after it has knowledge thereof, such
Loan Party will furnish to the Administrative Agent and each Lender written notice of the following:
(a)the occurrence of any Default or Event of Default;
(b)the filing or commencement of any Proceeding by or before any arbitrator or Governmental Authority against or affecting such Loan Party or any of its Affiliates, including pursuant to any applicable Environmental Laws, other than any Environmental Liability as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;
(c)the assertion, in writing, of any Environmental Liability by any Person against, or with respect to the activities of, such Loan Party or any of its Subsidiaries, other than any Environmental Liability that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect;
(d)the receipt by the Parent Borrower of a notification that an Investor (i)
requests that its obligation to fund its Subscription Obligation be excused or otherwise terminated or (ii) intends to be excused from its Subscription Obligation in whole or in part or withdraw from the Parent Borrower;
(e)any material change in accounting or financial reporting practices by any
Loan Party;
(f)any change in the information provided in any Beneficial Ownership
Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification;
(g)[reserved]; and
(h)any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.
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Each notice delivered under this Section 5.02 (i) shall be in writing, and (ii) in the case of clauses
(a), (b), (c) or (h) above, shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
Section 5.03Existence; Conduct of Business. Each Loan Party shall, and shall cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. The Parent
Borrower shall continue to engage only in business of the same general type as now conducted by the Parent Borrower or as may be contemplated in the Constituent Documents and any
Subsidiary Borrower shall be a single purpose entity that engages only in businesses that qualify as Approved Uses.
Section 5.04Payment of Obligations. Each Loan Party shall, and shall cause each of its
Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a
Material Adverse Effect before the same shall become delinquent or in default, except where (a)
the validity or amount thereof is being contested in good faith by appropriate proceedings, (b)
such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.
Section 5.05Maintenance of Properties; Insurance. Each Loan Party shall, and shall cause each of its Subsidiaries to, (a) keep and maintain (or cause to be kept and maintained through leases at respective Assets) all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse
Effect, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material
Adverse Effect.
Section 5.06Books and Records; Inspection. Each Loan Party shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.
Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon at least three (3) Business Days’
notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (and hereby authorizes the Administrative Agent and each Lender to contact its independent accountants directly) and to provide contact information for each bank where each
Borrower has a depository and/or securities account and each such Borrower hereby authorizes the Administrative Agent and each Lender to contact the bank(s) in order to request bank statements and/or balances, all at such reasonable times and as often as reasonably requested;
provided that, so long as no Event of Default has occurred and is continuing, such inspection right shall be limited to once per calendar year, unless otherwise authorized by Borrower acting in its sole discretion; provided further that no Loan Party will be required to disclose or permit the inspection, examination or making copies or abstracts of any document, information or other matter (a) that constitutes non-financial trade secrets or non-financial proprietary information; (b)
in respect of which disclosure to the Administrative Agent or any Lender (or their respective
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representatives) is prohibited by applicable law or any binding agreement; or (c) that is subject to attorney client or similar privilege or constitutes attorney work product; provided further that in the event that information is withheld in reliance on this sentence, the Loan Parties shall provide prompt notice that such information is being withheld (to the extent the provision of such notice is permitted) and shall promptly communicate such information in a manner that would not violate the applicable confidentiality agreement or Applicable Law, rule or regulation or waive such attorney-client or similar privilege; provided further that, and for the avoidance of confusion, the foregoing shall not be deemed to excuse the Loan Parties from delivering any documentation, information or statements required to be furnished to the Administrative Agent and the Lenders pursuant to Section 5.01 hereof.
Section 5.07Compliance with Laws. Each Loan Party shall, and shall cause each of its
Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental
Authority applicable to it or its property (including Environmental Laws, and all zoning and building codes if applicable to an Asset and ERISA and the rules and regulations thereunder), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Such Loan Party will maintain in effect, or be subject to, and enforce policies and procedures designed to promote and achieve compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
Section 5.08Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used only for Approved Uses. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Federal
Reserve Board regulating activities with respect to Margin Stock, including Regulations T, U and
X. Letters of Credit will be issued only to support Approved Uses. No Borrower will request any
Borrowing or Letter of Credit, and no Borrower shall use and shall not procure that its
Subsidiaries and its or their respective directors, officers, employees and agents shall use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any
Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any
Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
Section 5.09Subscription Account. The Parent Borrower shall establish and maintain with the Administrative Agent a Subscription Account into which all Subscription Payments contributed by the  Investors and all monies paid or to be paid by the Investors in connection with their purchase of shares in the Parent Borrower shall be deposited and maintained until application of same in accordance with Section 4.03.
Section 5.10Additional Subsidiary Borrowers.
(a)If on or after the Effective Date, the Parent Borrower desires to designate a
Majority-Owned Subsidiary as a Subsidiary Borrower hereunder, the Parent Borrower shall, prior to such Majority-Owned Subsidiary becoming a Subsidiary Borrower hereunder, cause such Majority-Owned Subsidiary to duly execute and deliver Subsidiary Borrower Joinder
Documents to the Administrative Agent and satisfy all of the conditions with respect thereto.
Upon a Subsidiary Borrower’s addition as a Borrower hereunder, such Subsidiary Borrower, subject to the terms and conditions of this Agreement, may obtain Loans and Letters of Credit to the extent the Parent Borrower assigns a portion of the Commitments to such Subsidiary
Borrower; provided that any Loans, LC Exposure and Commitments with respect to such
Subsidiary Borrower shall be aggregated with those of the Parent Borrower in determining
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compliance with applicable limits on Borrowings and Letters of Credit hereunder. The
Administrative Agent shall promptly notify each Lender upon a Subsidiary Borrower’s addition as a Borrower hereunder and shall, upon request by any Lender, provide copies of any Subsidiary
Borrower Joinder Documents in receipt thereof.
(b)At any time and from time to time, but only for so long as no Default shall then exist, the Parent Borrower may notify the Administrative Agent (each, a “Removal Notice”)
that one (1) or more Subsidiary Borrowers is to be removed as a Borrower hereunder. Such
Removal Notice shall be given to the Administrative Agent at least the same number of Business
Days required for an optional prepayment hereunder prior to the proposed removal date contained in the Removal Notice and shall be accompanied by a Borrowing Base Certificate
(completed and signed by a Responsible Officer). Upon the Parent Borrower’s compliance with the foregoing and (i) the Administrative Agent’s receipt of a payment equal to all of such
Subsidiary Borrower’s Obligations hereunder and (ii) the return to the Issuing Bank of all outstanding Letters of Credit issued for such Subsidiary Borrower, such Subsidiary Borrower shall be released from its obligations under this Agreement; provided, however, that any such release of a Subsidiary Borrower shall only be effective as to Obligations arising after the applicable removal date.
Section 5.11[Reserved].
Section 5.12Depository Accounts.  Each Borrower shall use commercially reasonable efforts to maintain JPMorgan as their principal depository bank for its and its Subsidiaries’
depository and operating accounts, in each case, over which such Borrower has control; provided that the foregoing shall not apply in connection with (i) any financing arrangement, to the extent that accounts are required to be held at another financial institution as a condition to such financing arrangement or attaining more favorable terms thereunder or as otherwise may be necessary or desirable in such Borrower’s reasonable discretion or (ii) administering funds related to any current or prospective Shareholders which are not Investors.
ARTICLE VI
NEGATIVE COVENANTS
Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated or been cash collateralized and all LC Disbursements shall have been reimbursed, each Loan Party covenants and agrees with the Lenders that:
Section 6.01Indebtedness. None of the Loan Parties shall create, incur, assume or permit to exist any Indebtedness, except, subject to Section 6.14:
(a)the Indebtedness created hereunder; and
(b)Indebtedness permitted by the Constituent Documents.
Section 6.02Liens. Each Loan Party shall not, and shall cause each of its Subsidiaries not to, create, incur, assume or permit to exist any Lien (other than the Lien of the Security
Documents or Permitted Liens) on (a) the right to make Subscription Calls, (b) the Subscription
Obligations or (c) the other Collateral for the Loans and Obligations, other than (i) bankers’
Liens and rights of set-off existing solely with respect to cash, cash equivalents, instruments and security entitlements on deposit in the Subscription Account or LC Collateral Account, in each
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case arising as a matter of law in favor of the depository, including by virtue of any statutory or common-law provision relating to bankers’ liens, rights of setoff or similar rights and remedies as to deposit accounts or to other funds maintained with a depository institution, (ii) Liens related to taxes, assessments or other governmental charges or levies (i) that are not yet due and payable or are being diligently contested in good faith and by appropriate proceedings; or (ii) for which adequate reserves in accordance with GAAP shall have been set aside on the books of such
Person subject to the Lien, and (iii) solely with respect to the portion of Collateral resulting from the proceeds of the Collateral which have been properly withdrawn from the Subscription
Account in accordance with the terms of the Loan Documents, Liens arising from pledges or deposits to secure bids for potential investments, leases or contracts in accordance with the terms of the facility documentation (collectively with clauses (i) through (iii) hereto, “Permitted
Liens”). The Parent Borrower shall not (i) create, incur, assume or permit to exist any Lien on its interest in any Borrower without the prior consent of the Administrative Agent unless such Lien is created in favor of a third party in accordance with the financing or acquisition of an Asset or
(ii) consent to any Investor granting a Lien on its ownership interest in the Parent Borrower. The
Management Company shall not create any Lien on its interest in any Borrower.
Section 6.03Fundamental Changes.
(a)Mergers, Consolidations, Disposal of Assets, Etc. No Loan Party shall enter into any merger or consolidation, unless such Loan Party is the surviving entity, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), terminate, discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired. Nothing in this Section 6.03 shall be deemed to prohibit (i) the leasing of portions of
Assets in the ordinary course of business for occupancy by the tenants thereunder, (ii) the sale of
Assets in the ordinary course of a Borrower’s business, (iii) the contribution by a Borrower of any of its assets (other than the Collateral, unless such transfer is otherwise permitted hereunder)
to a Person in consideration for an Equity Interest in such Person provided (A) such Equity
Interest represents a fair value for the assets so contributed, and (B) notice of such contribution and the details thereof are given to Administrative Agent at least ten (10) days prior to such contribution or (iv) the merger or consolidation of a Subsidiary Borrower into the Parent
Borrower or another Subsidiary Borrower.
(b)Restriction on Amendments and Side Letter Agreements. At least fifteen
(15) days prior to materially amending (or causing or permitting to be amended), modifying or waiving any of the provisions of the Operating Agreement, any Subscription Agreement, any
Side Letter Agreement, or other Constituent Documents of any Loan Party (including those of the Management Company and any of the Subsidiary Borrowers), or entering into any Side
Letter Agreement, if such amendment, modification or waiver or the entering of such Side Letter
Agreement would constitute a Material Amendment, the Parent Borrower will deliver a written notice (the “Proposed Modification Notice”) to the Administrative Agent setting forth the specific details of the proposed amendment, modification and/or waiver or providing the proposed Side Letter Agreement, as applicable (each, a “Proposed Modification”).
Administrative Agent shall determine, in its sole discretion on Administrative Agent’s good faith belief, whether such Proposed Modification is a Material Amendment, and shall use reasonable efforts to notify such Loan Party of its determination within ten (10) Business Days of the date on which it is deemed to have received the Proposed Modification Notice pursuant to Section
10.01. If Administrative Agent determines that the Proposed Modification is a Material
Amendment, the approval of the Required Lenders and Administrative Agent in their sole and absolute discretion will be required for such Proposed Modification (unless the approval of all
Lenders is required consistent with the terms of Section 10.02(b)), provided, however, that such approval from the Required Lenders shall be assumed if the Required Lenders fail to respond
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within ten (10) days, and Administrative Agent shall promptly notify the Lenders of the
Proposed Modification Notice, distributing, as appropriate, the Proposed Modification Notice and any other relevant information provided by the Parent Borrower. If Administrative Agent determines that the Proposed Modification is not a Material Amendment, such amendment may be made without the consent of the Administrative Agent or the Lenders. Notwithstanding the
foregoing, the Parent Borrower may enter into new Subscription Agreements and, to the extent they do not need approval hereunder or such approval has been obtained, Side Letter Agreements with Investors to purchase Class A shares or common shares (as applicable) in the Parent
Borrower; provided that the Administrative Agent receives notice thereof no less than ten (10)
Business Days after the delivery of such Subscription Agreements to the Parent Borrower. No
Borrower will change its chief executive office or place of organization unless the Parent
Borrower shall have provided the Administrative Agent with thirty (30) days’ prior written notice of such change (but in any event, within the period required pursuant to the UCC) and there shall have been taken such action, reasonably satisfactory to the Administrative Agent, as may be reasonably necessary to maintain the security interest in, and the Liens upon, the
Collateral granted under the Security Documents at all times fully perfected and in full force and effect.  Each Loan Party will deliver to Administrative Agent, not later than five (5) Business
Days after the effectiveness thereof, a copy of any amendment, supplement, modification or change to such Loan Party’s Constituent Documents.
Section 6.04Subscription Calls. The Parent Borrower shall not make any Subscription
Calls in contravention of this Agreement. No Subscription Call shall be made unless, within two
(2) Business Days of the delivery of a notice of such Subscription Call to the Investors, (a) the
Parent Borrower has provided the Administrative Agent with written notice of such Subscription
Call, (b) the Parent Borrower has provided the Administrative Agent with a Borrowing Base
Certificate, (c) except in the case of a Subscription Call in accordance with Section 4.03(b)(vi), no Event of Default shall have occurred and be continuing and (d) the proceeds of such
Subscription Call are deposited into the Subscription Account pursuant to Section 5.09. Without the consent of the Administrative Agent and the Required Lenders as provided in Section
6.03(b), the Parent Borrower shall not waive, amend, modify, cancel, terminate, change, transfer, repurchase or permit the repurchase or withdrawal in any manner the Subscription Obligation of any of the Investors or the obligation of any Investor to fund the same pursuant to Subscription
Calls, except in connection with a transfer that is permitted under this Agreement.  Prior to the effectiveness of any such waiver, amendment, modification, cancellation, termination, change, transfer, repurchase or withdrawal of Subscription Obligations with respect to any Included
Investor that may be approved by the Administrative Agent and the Required Lenders, the
Borrowers shall prepay the Loans (and provide cover for any applicable LC Exposure) (and, to the extent necessary, the Parent Borrower shall make a Subscription Call to all existing Investors, including the Investor whose Subscription Obligation is being so affected (and with respect to such Investor, such Subscription Payment shall have been actually made prior to the effectiveness of its Subscription Obligation being so affected), in the amount necessary to prevent the aggregate outstanding amount of the Revolving Credit Exposure of the Lenders from exceeding the Available Commitment.
Section 6.05Restricted Payments. No Borrower shall make, or agree to pay or make, directly or indirectly, any Restricted Payment except as permitted under the Constituent
Documents of the Borrowers and, during the existence of any Event of Default if any Loans or L/
C Exposure are outstanding, no Restricted Payments shall be made to any Shareholder.
Notwithstanding anything herein to the contrary, at all times (including during the existence of any Event of Default and while the Commitments are outstanding), Restricted Payments will be permitted only to Shareholders which are not Investors (a) so long as the Parent Borrower determines to remain a “real estate investment trust” under Section 856 of the Code, and (b) in the minimum amount of Restricted Payments required to be made in order to maintain the Parent
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Borrower’s status as a “real estate investment trust” under Section 856 of the Code, meet the real estate investment trust distribution requirements set forth in Section 857(a) of the Code, and avoid the incurrence of entity level taxes under Sections 857(b)(1) and 4981 of the Code.
Notwithstanding anything herein to the contrary, nothing herein shall be deemed to prohibit (i)
the payment of Restricted Payments by any Subsidiary of a Borrower to such Borrower or to any other Subsidiary of such Borrower, including payments of Restricted Payments by Subsidiary
Borrowers to the Parent Borrower, (ii) consent distributions to Investors or (iii) so long as an acceleration of the Loans is not then continuing during an Event of Default, repurchases by the
Parent Borrower from the Shareholders.
Section 6.06Environmental Liabilities. Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly invest in any real property which could reasonably be expected to expose such Loan Party or any of its Subsidiaries to any Environmental Liability or liability as a property owner unless the Parent Borrower, any applicable Subsidiary of such Borrower, have provided the Administrative Agent on behalf of the Lenders with an environmental indemnification agreement in form and substance reasonably satisfactory to the Administrative
Agent.
Section 6.07Transactions with Affiliates. Each Borrower shall not, and shall not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or make any contribution towards, or reimbursement for, any federal income taxes payable by any Person or any of its Subsidiaries in respect of income of such Loan Party (except as provided under Section 6.05), or otherwise engage in any other transactions with, any of its Affiliates, except transactions in the ordinary course of business at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s length basis from unrelated third parties.
Section 6.08Fiscal Year; Fiscal Quarters. No Loan Party shall change its fiscal year or any of its fiscal quarters, without the Administrative Agent’s prior written consent, which consent shall not be unreasonably withheld or delayed.
Section 6.09Employees. No Loan Party shall employ or engage any employees at any time.
Section 6.10ERISA. No Loan Party shall take any action, or omit to take any action, which would (a) cause any of such Loan Party’s (or, if applicable, the Parent Borrower’s) Assets to constitute Plan Assets or (b) assuming no source of funds used to make the Loans constitutes
Plan Assets, cause the transactions contemplated by the Loan Documents to be a nonexempt prohibited transaction (as such term is defined in Section 4975(c)(1)(A) – (D) of the Code or
Section 406(a) of ERISA).
Section 6.11Delegation of Authority.  The Parent Borrower shall not enter into or permit any contract which impacts the power and authority of the Parent Borrower to make
Subscription Calls or issue Subscription Demand Notices for or on behalf of the Parent Borrower which is not disclosed to the Administrative Agent. The Parent Borrower shall not delegate or permit the delegation, to any Person, of the power or authority to make Subscription Calls or issue Subscription Demand Notices for or on behalf of the Parent Borrower.
Section 6.12Prohibited Transfers.
(a)Transfers of Management Company Interest. The Management Company
shall not (i) transfer, voluntarily, involuntarily, by operation of law or otherwise, all or any part of its interest in and to the Management Agreement, pursuant to the terms of the Management
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Agreement or otherwise or (ii) permit Principal Financial Group, Inc. transfer of any direct
Equity Interests in the Management Company, except, in each case, with the prior written consent of the Administrative Agent and the Required Lenders, in their sole and absolute discretion; provided, however, that the Administrative Agent’s and the Required Lenders’
consents shall not be required for any transfer to Related Parties of the Management Company
(subject to the terms of the Management Agreement and the Operating Agreement).
(b)Transfers of Investor Interests and Substitution of Investors. If the Parent
Borrower shall receive any request for transfer of the interest of any Investor, it shall immediately notify the Administrative Agent and shall send to the Administrative Agent all information about such proposed transfer as the Parent Borrower shall receive or otherwise become aware of. In the event that the Investor proposing to transfer its interest (the
“Transferor”) is an Included Investor, then, prior to the effectiveness of any such transfer, the
Parent Borrower shall request in writing the consent of the Administrative Agent to include the proposed transferee as an Included Investor, which consent may be granted or withheld in the
Administrative Agent’s sole discretion; provided that in the case that the proposed transferee does not meet the Applicable Requirement, such proposed transferee shall not be an Included
Investor unless approved by each Lender, which consent may be granted or withheld in each
Lender’s sole and absolute discretion. If the Administrative Agent and the Lenders (to the extent their approval is required) do not consent to the substitution of the proposed transferee as an
Included Investor, the Borrowers, shall, prior to the effectiveness of any such transfer or substitution, prepay the Loans (and, to the extent necessary the Parent Borrower shall make a
Subscription Call to all existing Investors, including the Transferor (and with respect to the
Transferor, such Subscription Payment shall have been actually made prior to the effectiveness of such transfer)), in the amount necessary to prevent the aggregate outstanding amount of the
Revolving Credit Exposure of the Lenders from exceeding the Available Commitment, with such
Available Commitment calculated assuming that the transferee is a Non-Included Investor. In connection with any transfer by an Investor, the Parent Borrower shall provide to the
Administrative Agent: (i) the transferee’s duly executed and delivered assignment and assumption agreement of the applicable Subscription Agreement, (ii) with respect to a transferee that is to become an Included Investor, an Investor Acknowledgment, duly executed and delivered by the transferee, regardless of whether the transferee is currently an Included Investor and thus may have previously delivered an Investor Acknowledgment, (iii) with respect to a transferee that is to become an Included Investor, an opinion of counsel for the transferee in the form of Exhibit F or such other evidence reasonably satisfactory to the Administrative Agent addressing (x) the transferee’s authority to enter into the applicable Investor Acknowledgment and become a partner in the Parent Borrower and (y) in connection with foreign transferees or transferees with sovereign immunity, the matters addressed in paragraph 5 of Exhibit F, and (iv)
evidence reasonably satisfactory to the Administrative Agent that such transfer will not cause the assets of any Loan Party to be Plan Assets.  Any transfer by an Investor shall not be to a
Sanctioned Person.
Section 6.13[Reserved].
Section 6.14Leverage and Investment Limitations. Notwithstanding anything to the contrary contained in this Agreement, (a) the ratio of the aggregate principal amount of
Indebtedness of the Parent Borrower and its Subsidiaries on a consolidated basis (excluding the
Obligations) to total assets of the Borrower and its subsidiaries on a consolidated basis (valued at cost, and excluding the Subscription Obligations) shall not at any time exceed eighty-five percent
(85%), and (b) the Parent Borrower (for itself and the Subsidiary Borrowers) shall at all times comply with any leverage and investment limitations applicable to the Parent Borrower under its
Constituent Documents; provided, however, none of the foregoing shall waive compliance with any requirement set forth in Section 6.01.
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Section 6.15Management Fees. No Loan Party shall pay management or similar fees in connection with the transactions contemplated hereunder except (a) the Management Fee, (b) the
Performance Fee, (c) fees to third parties for property management services or (d) any other fee or amount pursuant to the Management Agreement as provided as of the date hereof or as modified in accordance with the terms of this Agreement.
Section 6.16Alternative Investment Vehicles and Parallel Funds; Transfers of
Subscription Obligations. No Loan Party may either (a) transfer the Unfunded Capital
Commitments of any Investor to any Alternative Investment Vehicle or Parallel Fund, or (b)
cause Subscription Obligations to be made to an Alternative Investment Vehicle or Parallel
Fund, in either case, unless such Alternative Investment Vehicle or Parallel Fund has joined the
Loan Documents as a Borrower, or all Lenders are satisfied, in their sole discretion, that such transfer of Unfunded Capital Commitments or allocation of Subscription Obligations will not adversely impact the Collateral.
ARTICLE VII
EVENTS OF DEFAULT
Section 7.01Events of Default. If any of the following events (“Events of Default”)
shall occur:
(a)any Borrower shall fail to (i) pay as and when due and payable (A) any principal on any of its Loans (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (B) any reimbursement obligation in respect of any LC Disbursement, or (ii) pay when due any interest on any of its Loans or (iii) pay when due any fees or any other amount payable hereunder or under any other Loan Document, and such failure to pay interest, fees or such other amounts described in clause (ii) or (iii) of this Section 7.01(a) shall continue for three (3) Business Days after written notice thereof has been given to the applicable Borrower by the Administrative Agent;
(b)any representation or warranty made or deemed made by or on behalf of any Loan Party or any of their Subsidiaries in or in connection with this Agreement or any other
Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this
Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made or deemed made and the adverse effect of the failure of such representation or warranty shall not, if subject to cure, have been cured with respect to any representation or warranty, within thirty (30) days after the earlier of: (i) written notice thereof has been given by the Administrative Agent to the applicable Loan
Parties or (ii) any Responsible Officer of a Loan Party obtains actual knowledge thereof;
(c)any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(c), Section 5.02, Section 5.03 (with respect to such Loan
Party’s existence), Section 5.08, Section 5.09 or in Article VI (other than a default with respect to any notice required pursuant to Section 6.03(a)(iii)(B));
(d)any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in this Section 7.01, including
Section 7.01(a) or Section 7.01(c)) or any other Loan Document (except to the extent a shorter time period is provided for in the applicable Loan Document) and such failure shall continue unremedied for a period of thirty (30) or more days after notice thereof from the Administrative
Agent (given at the request of any Lender) to such Loan Party; provided that in the case of any
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such Default which is susceptible to cure but cannot be cured within thirty (30) days through the exercise of reasonable diligence, if (i) the Administrative Agent shall not have determined that such default is not susceptible of being cured within a maximum of ninety (90) days from the
Administrative Agent’s original notice of Default, and (ii) such Loan Party commences such cure within the initial thirty (30) days period and diligently prosecutes same to completion, such period of thirty (30) days shall be extended for such additional period of time as may be reasonably necessary to cure same, but in no event shall such extended period exceed sixty (60)
days;
(e)any one or more Loan Parties and/or any of their Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any
Indebtedness that is Recourse to any one or more Loan Parties in an aggregate amount of
$15,000,000 or more with respect to such Loan Party and their Subsidiaries, when and as the same shall become due and payable and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period;
(f)any event or condition occurs that results in any Indebtedness of any one or more Loan Parties and/or any of their Subsidiaries that is Recourse to any one or more Loan
Parties in an aggregate amount of $15,000,000 or more with respect to such Loan Parties becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Recourse
Indebtedness or any trustee or agent on its or their behalf to cause any such Recourse
Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 7.01(f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;
(g)an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of sixty (60) or more days or an order or decree approving or ordering any of the foregoing shall be entered;
(h)any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or admit in writing its inability or fail generally to pay its debts as they become due, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(i)[reserved];
(j)one or more judgments for the payment of money in an aggregate amount in excess of $15,000,000 shall be rendered against any one or more of the Loan Parties alone or any combination thereof, and the same shall remain undischarged for a period of thirty (30)
consecutive days during which execution shall not be effectively stayed, or any action shall be
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legally taken by a judgment creditor to attach or levy upon any assets of such Loan Party or any of its Subsidiaries to enforce any such judgment;
(k)[reserved];
(l)[reserved];
(m)the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the Collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens under the respective Security Documents and Permitted Liens), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect (other than due to the Administrative Agent’s failure to file required financing statements or continuation statements), or the enforceability thereof shall be contested by any Loan Party;
(n)the Parent Borrower shall default in its material obligations under any
Subscription Agreement;
(o)one or more Investors having Subscription Obligations aggregating fifteen percent (15%) or greater of the total Subscription Obligations of Investors shall default in their obligation to fund any portion of their Subscription Obligations under any Subscription
Agreement and/or the Operating Agreement for a period of fifteen (15) days after such payments are due;
(p)[reserved];
(q)[reserved];
(r)[reserved];
(s)the occurrence of any of the following events: (i) except pursuant to a transfer permitted pursuant to Section 6.12(a), termination of, voluntarily or involuntarily, the
Management Agreement, or (ii) an event constituting Cause (as such term is defined in the
Management Agreement) shall occur, but subject to applicable notice and cure periods as set forth in the Management Agreement; or
(t)any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations, ceases to be in full force and effect; or any
Loan Party or any other Person contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party which is party to any Loan Document denies in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document;
Section 7.02Remedies Upon an Event of Default.  If an Event of Default occurs (other than an event with respect to a Borrower described in Sections 7.01(g) and 7.01(h), and at any time thereafter during the continuance of such Event of Default, the Administrative Agent may with the consent of the Required Lenders, and shall at the request of the Required Lenders, by notice to the Borrowers, take any or all of the following actions, at the same or different times:
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(a)terminate the Commitments, and thereupon the Commitments shall terminate immediately;
(b)declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the
Borrowers accrued hereunder and under any other Loan Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers;
(c)require that the Borrowers provide cash collateral as required in Section
2.04(k); and
(d)exercise on behalf of itself, the Lenders and the Issuing Banks all rights and remedies available to it, the Lenders and the Issuing Banks under the Loan Documents and applicable law.
If an Event of Default described in Section 7.01(g) or 7.01(h) occurs with respect to the
Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the
Borrowers accrued hereunder and under any other Loan Document including any break funding payment, shall automatically become due and payable, and the obligation of the Borrowers to cash collateralize the LC Exposure as provided in clause (c) above shall automatically become effective, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.
In addition to any other rights and remedies granted to the Administrative Agent and the
Lenders in the Loan Documents, the Administrative Agent on behalf of the Lenders may exercise all rights and remedies of a secured party under the New York Uniform Commercial Code or any other applicable law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived by the Borrowers on behalf of itself and its Subsidiaries), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or consent to the use by any Credit Party of any cash collateral arising in respect of the
Collateral on such terms as the Administrative Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Lenders, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk.  The Administrative
Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the
Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released by each Borrower on behalf of itself and its Subsidiaries.
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Each Borrower further agrees on behalf of itself and its Subsidiaries, at the Administrative
Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the premises of such
Borrower, another Loan Party or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the obligations of the Loan Parties under the
Loan Documents, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York Uniform Commercial
Code, need the Administrative Agent account for the surplus, if any, to any Loan Party.  To the extent permitted by applicable law, the Borrowers on behalf of themselves and their respective
Subsidiaries waive all Liabilities it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.
Notwithstanding anything to the contrary set forth in the previous paragraph, if at any time after acceleration of the maturity of the Loans and the other Obligations pursuant to the previous paragraph, Borrowers shall jointly and severally pay all arrears of interest and all payments on account of principal of the Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by applicable law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults
(other than nonpayment of principal of and accrued interest on the Obligations due and payable solely by virtue of acceleration) shall become remedied or waived to the satisfaction of the
Required Lenders, then by written notice to Borrowers, the Required Lenders may elect, in the sole discretion of each such Required Lender, to rescind and annul the acceleration and its consequences. The provisions of the preceding sentence are intended merely to bind all of the
Lenders to a decision which may be made at the election of the Required Lenders, and are not intended to benefit Borrowers and do not give Borrowers the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied.
In the event that the Administrative Agent or Required Lenders elect to commence the exercise of remedies pursuant to this Section 7.02 and/or as elsewhere provided in the Loan
Documents as a result of the occurrence of any Event of Default, the Loan Parties shall cooperate in good faith with the Administrative Agent to enable the Administrative Agent to issue
Subscription Calls and enforce the payment thereof by the Investors, including but not limited to, providing contact information for each such Investor (including any updates to Investor names and notice information) and copies of any Subscription Agreements (including any written evidence of any increase in the Subscription Obligation of any Investor) and Side Letter
Agreements which have not yet been provided to the Administrative Agent pursuant to the terms hereof, and adding the Administrative Agent to any incumbency certificates required in
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connection with the making of Subscription Calls on such Investor(s), in each case, within two
(2) Business Days of request.
If any Event of Default occurs (irrespective of whether or not the same consists of an ongoing condition, a one-time occurrence, or otherwise), the same shall be deemed to continue at all times thereafter; provided, however, that such Event of Default shall cease to continue only if
Administrative Agent shall accept, in writing, performance of the defaulted obligation or shall execute and deliver a written agreement in which administrative Agent expressly states that such
Event of Default has ceased to continue. Borrower shall have no right to cure any Event of
Default, and Administrative Agent and Lenders shall not be obligated under any circumstances whatsoever to accept such cure or performance or to execute and deliver any such writing.
Without limitation, this Section 7.02 shall govern in any case where reference is made in the
Loan Documents to (i) any “cure” (whether by use of such word or otherwise) of any Event of
Default, (ii) “during an Event of Default,” “the continuance of an Event of Default” or “after an
Event of Default has ceased” (in each case, whether by use of such words or otherwise), or (iii)
any condition or event which continues beyond the time when the same becomes an Event of
Default.
Section 7.03Application of Payments. Notwithstanding anything herein to the contrary,
(x) at all times when no Event of Default has occurred and is continuing all payments received on account of the Obligations from a Borrower shall be applied in accordance with the terms of
Article II and (y) following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Borrowers or the Required Lenders:
(a)all payments received on account of the Obligations shall, subject to
Section 2.20, be applied by the Administrative Agent as follows:
(i)first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent
(including fees and disbursements and other charges of counsel to the Administrative
Agent payable under Section 9.03 and amounts pursuant to Section 2.10(c) payable to the
Administrative Agent in its capacity as such);
(ii)second, to payment of that portion of the Obligations constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest and Letter of Credit fees) payable to the Lenders and the Issuing Bank (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Bank payable under Section 9.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this Section 7.03(a)(ii) payable to them;
(iii)third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees and charges and interest on the Loans and unreimbursed LC Disbursements, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this Section 7.03(a)(iii) payable to them;
(iv)fourth, (A) to payment of that portion of the Obligations constituting unpaid principal of the Loans and unreimbursed LC Disbursements and (B)
to cash collateralize that portion of LC Exposure comprising the undrawn amount of
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Letters of Credit to the extent not otherwise cash collateralized by the Borrowers pursuant to Section 2.04 or 2.20, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this Section 7.03(a)(iv) payable to them; provided that (1) any such amounts applied pursuant to clause (A) of this Section 7.03(a)(iv) shall be paid to the Administrative Agent for the ratable account of the Issuing Bank to cash collateralize Obligations in respect of Letters of Credit, (C) subject to Section 2.04 or
Section 2.20, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this Section 7.03(a)(iv) shall be used to satisfy drawings under such Letters of
Credit as they occur and (D) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be applied to the other
Obligations, if any, in the order set forth in this Section 7.03;
(v)fifth, to the payment in full of all other Obligations, in each case ratably among the Administrative Agent, the Lenders and the Issuing Bank based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and
(vi)finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by law.
(b)If any amount remains on deposit as cash collateral after all Letters of
Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
Section 7.04Standstill.  Notwithstanding anything to the contrary herein or in any Loan
Document, upon the occurrence and during the continuance of an Event of Default and so long as no Event of Default exists or arises under Section 7.01(g) or 7.01(h) (in which case the provisions of this Section 7.04 shall be inapplicable), then prior to the Administrative Agent or any other Secured Party exercising its rights to issue Subscription Calls to the Investors, the
Administrative Agent, on behalf of the Secured Parties, shall be required to give the Parent
Borrower five (5) Business Days’ notice (the “Initial Notice Period”) of its intention to issue such Subscription Calls and, if, at any time prior to or during such Initial Notice Period, the
Parent Borrower shall issue one or more Subscription Calls to its Investors, then the
Administrative Agent or any other Secured Party shall not issue a Subscription Call to the
Investors until the Business Day following the Initial Payment Date (as defined below); provided that: (i) such Subscription Call(s) are issued by the Parent Borrower and the Parent Borrower requires the Investors to fund their related Subscription Obligation within ten (10) Business Days after the date of delivery of such notice (such tenth (10th) Business Day being the “Initial
Payment Date”); (ii) the Subscription Obligations and all other amounts paid by the Investors in respect of such Subscription Call are deposited into the Subscription Account; and (iii) the Parent
Borrower directs the Administrative Agent that such Subscription Obligations and other payments by the Investors in the Subscription Account, together with any other funds held for or credited to the Parent Borrower in the Subscription Account (including, without limitation, monies paid by any Shareholders in connection with their purchase of shares in the Parent
Borrower), shall be withdrawn by the Administrative Agent to repay the outstanding Obligations
(other than contingent obligations for which no claim has yet been made) of the Parent Borrower in their entirety; provided further that nothing in this Section 7.04 shall prohibit the
Administrative Agent or any other Secured Party from exercising any remedies it may have with respect to (1) the Subscription Account and taking any such actions as may be required to protect its rights in a bankruptcy proceeding; or (2) any Event of Default pursuant to Section 7.01(g) or
7.01(h) or which was triggered by the failure of the Parent Borrower to issue a notice upon its
Investors following a mandatory prepayment event pursuant to Section 2.09(b) and/or make such
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mandatory prepayment following the receipt of such related Subscription Obligations as required by this Credit Agreement.
ARTICLE VIII
THE ADMINISTRATIVE AGENT
Section 8.01Authorization and Action.
(a)Each of the Lenders and the Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Loan Documents and each of the Lenders and the Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each of the Lenders and the Issuing
Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such
Loan Documents.
(b)As to any matters not expressly provided for herein and in the other Loan
Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting
(and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and the Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the
Administrative Agent in good faith believes exposes it to liability unless the Administrative
Agent receives an indemnification and is exculpated in a manner satisfactory to it from the
Lenders and the Issuing Bank with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a
Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan
Party, any Subsidiary of any Loan Party, or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its
Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Disqualified Institutions. Without limiting the generality of the foregoing, Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified
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Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.
(c)In performing its functions and duties hereunder and under the other Loan
Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing
Bank (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrowers. Without limiting the generality of the foregoing:
(i)the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, the Issuing Bank, or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan
Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the
Administrative Agent based on an alleged breach of fiduciary duty by the Administrative
Agent in connection with this Agreement and/or the transactions contemplated hereby;
and
(ii)nothing in this Agreement or any Loan Document shall require the
Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account.
(d)The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-
agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The
Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.
(e)The Arranger shall not have any obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but shall have the benefit of the indemnities provided for hereunder.
(f)In case of the pendency of any proceeding with respect to any Loan Party under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any other Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
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(i)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other
Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Section 2.10, Section 2.11, Section
2.13, Section 2.15 and Section 9.03) allowed in such judicial proceeding; and
(ii)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and the Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or the Issuing Bank, to pay to the
Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the
Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any
Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Issuing Bank or to authorize the
Administrative Agent to vote in respect of the claim of any Lender or the Issuing Bank in any such proceeding.
(g)The provisions of this Article VIII are solely for the benefit of the
Administrative Agent, the Lenders and the Issuing Bank, and, except solely to the extent of each
Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article
VIII, no Loan Party or Subsidiary of any Loan Party, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions.
Section 8.02Required Lender Approval. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein.
Without limiting the generality of the foregoing, the use of the terms “Administrative Agent”,
“administrative agent”, “agent” and similar terms in the Loan Documents with reference to the
Administrative Agent is not intended to connote any fiduciary or other implied (or express)
obligations arising under agency doctrine of any applicable law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
Section 8.03Administrative Agent’s Reliance, Limitation of Liability, Etc.
(a)Neither the Administrative Agent nor any of its Related Parties shall be (i)
liable to any Lender for any action taken or omitted to be taken by such party, the Administrative
Agent or any of its Related Parties under or in connection with this Agreement or the other Loan
Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan
Documents) or (y) in the absence of its own gross negligence or willful misconduct (such
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absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative
Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other
Loan Document (including, for the avoidance of doubt, in connection with the Administrative
Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Borrower to perform its obligations hereunder or thereunder.
(b)The Administrative Agent shall be deemed not to have knowledge of any
(i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this
Agreement and identifying the specific clause under said Section is given to the Administrative
Agent by a Borrower, or (ii) notice of any Default or Event of Default unless and until written notice thereof stating that it is a “notice of Default” or a “notice of an Event of Default” is given to the Administrative Agent by a Borrower, a Lender or the Issuing Bank.  Further, the
Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i)
any statement, warranty or representation made in or in connection with any Loan Document, (ii)
the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of
Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan
Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items
(which on their face purport to be such items) expressly required to be delivered to the
Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Liabilities, costs or expenses suffered by a Borrower, any Subsidiary or any Lender as a result of, any determination of the Revolving Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender.
(c)Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 10.04, (ii) may rely on the Register to the extent set forth in Section
10.04(b), (iii) may consult with legal counsel (including counsel to any Loan Party), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or the Issuing Bank and shall not be responsible to any Lender or the Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, and (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank sufficiently in advance of the making of such
Loan or the issuance of such Letter of Credit, and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any
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electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).
(d)Notwithstanding any other provisions of this Agreement or any other Loan
Documents, neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or not taken by it under or in connection with this
Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein. Without limiting the generality of the foregoing, the Administrative Agent: may consult with legal counsel
(including its own counsel or counsel for any Loan Party or any other Person), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel:
(i)makes any warranty or representation to any Lender or any other
Person and shall be responsible to any Lender or any other Person for any statement, warranty or representation made or deemed made by any Loan Party, any Affiliate or any other Person in or in connection with this Agreement or any other Loan Document;
(ii)shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other
Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of any Loan Party, or other Persons or inspect the property, books or records of any of any Loan Party or any other Person;
(iii)shall be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other
Loan Document, any other instrument or document furnished pursuant thereto or any
Collateral covered thereby or the perfection or priority of any Lien in favor of the
Administrative Agent on behalf of the Lenders in any such Collateral;
(iv)shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; or
(v)shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, facsimile or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties.
The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.
Section 8.04Posting Communications.
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(a)Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Bank by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system
(the “Approved Electronic Platform”).
(b)Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/
password authorization system) and the Approved Electronic Platform is secured through a per-
deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuing Bank, and the Loan Parties acknowledge and agree that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing
Bank, and the Loan Parties hereby approve distribution of the Communications through the
Approved Electronic Platform and understands and assumes the risks of such distribution.
(c)THE APPROVED ELECTRONIC PLATFORM AND THE
COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE
APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY
OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE
APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR
ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE
COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR
STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR
A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR
FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE
APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE
APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE
AGENT, THE ARRANGER, OR ANY OF THEIR RESPECTIVE RELATED PARTIES
(COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN
PARTY, ANY LENDER, THE ISSUING BANK OR ANY OTHER PERSON OR ENTITY
FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL,
INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER
IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR
THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS
THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.
“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan
Document or the transactions contemplated therein which is distributed by the Administrative
Agent, any Lender or the Issuing Bank by means of electronic communications pursuant to this
Section 8.04, including through an Approved Electronic Platform.
(d)Each Lender and the Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic
Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each of the Lenders and the Issuing Bank agrees (i) to notify the
Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or the Issuing Bank’s (as applicable) email address to which the
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foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.
(e)Each of the Lenders, the Issuing Bank and the Loan Parties agrees that the
Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.
(f)Nothing herein shall prejudice the right of the Administrative Agent, any
Lender or the Issuing Bank to give any notice or other communication pursuant to any Loan
Document in any other manner specified in such Loan Document.
Section 8.05The Administrative Agent Individually. With respect to its Commitment,
Loans, Letter of Credit Commitments and Letters of Credit, the Person serving as the
Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other
Lender or the Issuing Bank, as the case may be. The terms “Issuing Bank”, “Lenders”, “Required
Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the
Administrative Agent in its individual capacity as a Lender, the Issuing Bank or as one of the
Required Lenders, as applicable. The Person serving as the Administrative Agent and its
Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary of any Loan Party or any Affiliate of any of the
foregoing as if such Person was any other bank and without any duty to account therefor to the other Lenders. Further, the Administrative Agent or any Affiliate thereof may accept fees and other consideration from any Loan Party for services in connection with this Agreement and otherwise without having to account for the same to the other Lenders. The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or any Affiliate thereof (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the
Administrative Agent shall be under no obligation to provide such information to them.
Section 8.06Successor Administrative Agent.
(a)The Administrative Agent may resign at any time by giving thirty (30)
days’ prior written notice thereof to the Lenders, the Issuing Bank and the Borrowers, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the
Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation (the “Resignation Effective Date”), then the retiring
Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor
Administrative Agent, which shall be a bank with an office in New York, New York or an
Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrowers (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing); provided that in no event may such successor Administrative Agent be a Defaulting Lender. Whether or not a successor
Administrative Agent has been appointed, such resignation will become effective in accordance with such notice on the Resignation Effective Date.
(b)If the Person serving as Administrative Agent is a Defaulting Lender, the
Required Lenders may, to the extent permitted by applicable law, by notice in writing to the
Loan Parties and such Person, remove such Person as Administrative Agent and, except when an
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Event of Default has occurred and is continuing, with the consent of the Borrowers, such consent not to be unreasonably withheld or delayed, appoint a successor. If no such successor has been so appointed by the Required Lenders and has accepted such appointment, within 30 days (or such earlier day as is agreed by the Required Lenders) (the “Removal Effective Date”), then such removal will nonetheless become effective in accordance with such notice on the Removal
Effective Date.
(c)With effect from the Resignation Effective Date or the Removal Effective date, as applicable, upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative
Agent. Upon the acceptance of appointment as Administrative Agent by a successor
Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring
Administrative Agent’s resignation hereunder as Administrative Agent, the retiring
Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.
(d)Notwithstanding Section 8.06(a) or (b), in the event no successor
Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the
Lenders, the Issuing Bank and the Borrowers, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; and (ii) the Required
Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and the Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article
VIII and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring
Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
Section 8.07Acknowledgments of Lenders and Issuing Bank.
(a)Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business and not for the purpose of investing in the general performance or operations of the Borrowers, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent, the Arranger, or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth
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herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, or any other Lender, or any of the Related
Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Loan Parties and their Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this
Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
(b)Each Lender, by delivering its signature page to this Agreement on the
Effective Date, or delivering its signature page to an Assignment and Assumption or any other
Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative
Agent or the Lenders on the Effective Date.
(c)
(i)Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its
Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such
Payment (or a portion thereof), such Lender shall promptly, but in no event later than one
Business Day thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such
Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such
Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative
Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any
Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine.  A notice of the Administrative Agent to any Lender under this Section 8.07(c) shall be conclusive, absent manifest error.
(ii)Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the
Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment
Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment.
Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment
(or portion thereof) may have been sent in error, such Lender shall promptly notify the
Administrative Agent of such occurrence and, upon demand from the Administrative
Agent, it shall promptly, but in no event later than one Business Day thereafter (or such
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later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof)
as to which such a demand was made in same day funds, together with interest thereon
(except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such
Lender to the date such amount is repaid to the Administrative Agent at the greater of the
NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(iii)Each Loan Party hereby agrees that (x) in the event an erroneous
Payment (or portion thereof) are not recovered from any Lender that has received such
Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any
Obligations owed by the Borrowers or any other Loan Party.
(iv)Each party’s obligations under this Section 8.07(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.
Section 8.08Certain ERISA Matters.
(a)Each Lender represents and warrants (as of the date such Person became a
Lender party hereto) and covenants (from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto) to and for the benefit of the
Administrative Agent, the Arranger and their respective Affiliates (and not, for the avoidance of doubt, to or for the benefit of any Borrower or other Loan Party) that at least one of the following is and will be true:
(i)such Lender is not using Plan Assets of one or more Benefit Plan
Investors in connection with the Loans, the Letters of Credit, the Commitments or this
Agreement,
(ii)the transaction exemption set forth in one or more PTEs, such as
PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable and the conditions of such exemption are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments
and this Agreement, or
(iii)(A) such Lender is an investment fund managed by a “Qualified
Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such
Qualified Professional Asset Manager made the investment decision on behalf of such
Lender to enter into, participate in, administer and perform the Loans, the Letters of
Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments
and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of
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PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection
(a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the
Commitments and this Agreement.
(b)In addition, unless Section 8.08(a)(i) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in Section
8.08(a)(iv), such Lender further represents and warrants (as of the date such Person became a
Lender party hereto) and covenants (from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto) to and for the benefit of, the
Administrative Agent, the Arranger, and their respective Affiliates (and not, for the avoidance of doubt, to or for the benefit of any Borrower) that none of the Administrative Agent, the Arranger, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender
(including in connection with the reservation or exercise of any rights by the Administrative
Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).
(c)The Administrative Agent, and each Arranger  hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such
Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
Section 8.09Collateral Matters.
(a)Except with respect to the exercise of setoff rights in accordance with
Section 10.08 or with respect to a Credit Party’s right to file a proof of claim in an insolvency proceeding, no Credit Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative
Agent on behalf of the Credit Parties in accordance with the terms thereof.
(b)The Credit Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the
Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s
Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the
Administrative Agent be responsible or liable to the Lenders or any other Credit Party for any failure to monitor or maintain any portion of the Collateral.
Section 8.10Credit Bidding.  The Credit Parties hereby irrevocably authorize the
Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of
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the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the
Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of)
the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law.  In connection with any such credit bid and purchase, the Obligations owed to the
Credit Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase).  In connection with any such bid, (i) the
Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Credit Parties’
ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the
Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 10.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Credit Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests, shares or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Credit Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the
Credit Parties pro rata with their original interest in such Obligations and the equity interests and/
or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Credit Party or any acquisition vehicle to take any further action.  Notwithstanding that the ratable portion of the Obligations of each
Credit Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii)
above, each Credit Party shall execute such documents and provide such information regarding the Credit Party (and/or any designee of the Credit Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.
Section 8.11Borrower Communications.
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(a)The Administrative Agent, the Lenders and the Issuing Bank agree that a
Borrower may, but shall not be obligated to, make any Borrower Communications to the
Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”).
(b)Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/
password authorization system), each of the Lenders, each of the Issuing Bank and the
Borrowers acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrowers that are added to the Approved
Borrower Portal, and that there may be confidentiality and other risks associated with such distribution.  Each of the Lenders, each of the Issuing Banks and the Borrowers hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution.
(c)THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND
“AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT
WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER
COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL
AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE
APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS.  NO
WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY
WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-
INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR
OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION
WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER
PORTAL.  IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER,
ANY CO-DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR
RESPECTIVE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY,
ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR
DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL,
INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER
IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S
TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR
THE APPROVED BORROWER PORTAL.
“Borrower Communications” means, collectively, any Borrowing Request, Interest
Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Borrower to the Administrative
Agent through an Approved Borrower Portal.
(d)Each of the Lenders, each of the Issuing Banks and the Borrowers agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in
accordance with the Administrative Agent’s generally applicable document retention procedures and policies.
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(e)Nothing herein shall prejudice the right of the Borrowers to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.
ARTICLE IX
GUARANTEES
Section 9.01Guarantee.
(a)Reserved.
(b)In order to induce the Lenders and the Issuing Bank to extend credit hereunder, the Parent Borrower hereby absolutely, irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, all Obligations (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Subsidiary Borrowers (collectively, the “Guaranteed Obligations”). The Parent Borrower agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any
Obligation. Each and every default in payment or performance on any Obligation shall give rise to a separate claim and cause of action hereunder, and separate claims and suits may be made and brought hereunder as each claim or cause of action arises.
Section 9.02Guaranteed Obligations Not Waived. To the fullest extent permitted by applicable law, the Parent Borrower waives presentment to, demand of payment from and protest to any Borrower or to any other guarantor of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Parent Borrower hereunder shall not be affected by (a) the failure of any Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any Borrower or any other Loan Party under the provisions of the Loan Documents or otherwise (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of any Loan Document or any other agreement, (c) the release of, or the failure to perfect or maintain the perfection of, or any impairment of, any security interest in or Lien on any security held by any Secured Party for the performance of the Obligations or any of them; (d) the failure or delay of any Secured Party for any reason whatsoever to exercise any right or remedy against, or any release of, any guarantor of the Obligations or any obligor in respect of any Collateral, including any Investor; (e) the failure of any Secured Party to assert any claim or demand or to enforce any remedy under any
Loan Document, any guarantee or any other agreement or instrument, including any Investor
Acknowledgment; (f) any default, failure or delay, willful or otherwise, in the performance of any Obligations; or (g) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Parent Borrower or otherwise operate as a discharge of the Parent Borrower as a matter of law or equity or which would impair or eliminate any right of the Parent Borrower to subrogation.
Section 9.03Guarantee of Payment. The Parent Borrower agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, that such guarantee may be enforced at any time and from time to time without any prior demand or enforcement in respect of any Guaranteed Obligations, and that the Parent Borrower waives any right to require that any resort be had by any Secured Party to any other guarantee, or to any security held for payment of any Guaranteed Obligations. The solicitation of, or the delivery by the Parent
Borrower of, any confirmation or reaffirmation of this guarantee under any circumstance shall
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not give rise to any inference as to the continued effectiveness of this guarantee in any other circumstance in which the confirmation or reaffirmation hereof has not been solicited or has not been delivered (whether or not solicited), and the obligations of the Parent Borrower hereunder shall continue in effect as herein provided notwithstanding any solicitation or delivery of any confirmation or reaffirmation hereof or thereof, or failure to solicit or to deliver (whether or not solicited) any such confirmation or reaffirmation, under any circumstances.
Section 9.04No Discharge or Diminishment of Guarantee. The obligations of the
Parent Borrower hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, amendment, modification, alteration or compromise of any of the Guaranteed Obligations or of any collateral security or guarantee or other accommodation in respect thereof, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or any Loan Document or any provision thereof
(including this guarantee or any provision hereof) or otherwise. Without limiting the generality of the foregoing, the obligations of the Parent Borrower hereunder shall not be discharged or impaired or otherwise affected by any change of location, form or jurisdiction of a Borrower or any other Person, any merger, consolidation or amalgamation of a Borrower or any other Person into or with any other Person, or any sale, lease or transfer of any of the assets of a Borrower or any other Person to any other Person, or any other change of form, structure, or status under any law in respect of a Borrower or any other Person, or any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen and any other circumstance that might otherwise constitute a legal or equitable defense, release, exoneration, or discharge or that might otherwise limit recourse against any
Borrower.
Section 9.05Defenses Waived; Maturity of Guaranteed Obligations. To the fullest extent permitted by applicable law, the Parent Borrower waive any defense based on or arising out of any defense of the Borrowers or any other guarantor or the unenforceability of the
Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other guarantor, other than the final payment in full in cash of the Guaranteed Obligations. The Secured Parties may, at their election, foreclose on any security held for the Guaranteed Obligations by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the
Guaranteed Obligations, make any other accommodation with any Borrower or any other Person
(including any Investor) or exercise any other right or remedy available to them against any
Borrower or any other Person (including any Investor), without affecting or impairing in any way the liability of the Parent Borrower hereunder except to the extent the Guaranteed Obligations have been fully and finally paid in cash. To the fullest extent permitted by applicable law, the
Parent Borrower waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Parent Borrower against any Borrower or any other
Person, as the case may be, or any security. The Parent Borrower agrees that, as between the
Parent Borrower, on the one hand, and the Secured Parties, on the other hand, (i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated for the purposes of the Parent
Borrower’s guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby and (ii)
in the event of any acceleration of such Guaranteed Obligations, such Guaranteed Obligations
(whether or not due and payable) shall forthwith become due and payable in full by the Parent
Borrower for purposes of this Agreement.
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Section 9.06Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that any Secured Party has at law or in equity against the Parent
Borrower by virtue hereof, upon the failure of any Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Parent Borrower hereby promises to and will forthwith pay, or cause to be paid, in cash the amount of such unpaid Guaranteed Obligation. Upon payment by the Parent Borrower, as applicable, of any sums as provided above, all rights of the Parent
Borrower against any Borrower or any other Person arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the
Guaranteed Obligations. In addition, any Indebtedness of any Borrower now or hereafter held by the Parent Borrower is hereby subordinated in right of payment to the prior payment in full of the
Guaranteed Obligations. If any amount shall erroneously be paid to the Parent Borrower on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii)
any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the
Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured.
Section 9.07Reinstatement. The Parent Borrower further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any
Secured Party upon the bankruptcy or reorganization of any Borrower or otherwise. Nothing shall discharge or satisfy the liability of the Parent Borrower hereunder except the full performance and payment in cash of the Obligations.
Section 9.08Instrument for the Payment of Money. The Parent Borrower hereby acknowledge that the guarantees in this Article IX constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by the Parent Borrower in the payment of any moneys due hereunder, shall have the right to bring motions and/or actions under New York CPLR Section 3213.
Section 9.09Continuing Guarantees. The guarantees in this Article IX are continuing guarantees, and shall apply to all Guaranteed Obligations whenever arising.
ARTICLE X
MISCELLANEOUS
Section 10.01Notices.
(a)Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 10.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(i)if to any Borrower, to it at c/o Principal Real Estate Investors,
LLC, 711 High Street, Des Moines, Iowa, 50392, Attention of Brian Riley (Email:
riley.brian@principal.com, Telephone No. (515) 247-7804) and Matthew Sturms (Email:
sturms.matthew@principal.com, Telephone No. (515) 247-5240), with a copy to
Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017,
Attention:  Ashley Belton Gold (Email: ashley.beltongold@stblaw.com; Telephone No.
(212) 455-3499);
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(ii)if to the Administrative Agent or Issuing Bank, to it at JPMorgan
Chase Bank N.A., 8181 Communications Pkwy Bldg. B, Floor 05, Plano, TX,
75024-0239 (Email: felicia.kelly@chase.com; Telephone No. (214) 849-3370), with a copy to JPMorgan Chase Bank N.A., 1301 2nd Ave, Floor 23, Seattle, WA 98101,
Attention: Kelcie Brown (Email: Kelcie.Brown@jpmorgan.com; Telephone No. (206)
500-1501), with a copy to Morrison & Foerster LLP, 250 West 55th Street, New York,
New York 10019, Attention: Chris Delson (Email: cdelson@mofo.com; Telephone No.
(212) 468-8060); and
(iii)if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through Approved Electronic Platforms or Approved Borrower
Portals, to the extent provided in Section 10.01(b), shall be effective as provided in said Section
10.01(b).
(b)Notices and other communications to any Borrower, any other Loan Party, the Lenders, the Administrative Agent and the Issuing Bank hereunder may be delivered or furnished by Approved Electronic Platforms or Approved Borrower Portals (as applicable)
pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or any Loan Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(c)Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii)
notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in clause (i)
of this Section 10.01(c), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) of this Section
10.01(c), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
(d)Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Loan Parties and the Administrative Agent).
Section 10.02Waivers; Amendments.
(a)No Deemed Waivers; Remedies Cumulative. No failure or delay by the
Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power,
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preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 10.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.
(b)Amendments. Except as expressly provided in this Agreement, including
Section 2.12(b) and (c) and Section 10.02(c), neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Parent Borrower and the Required Lenders or by the Parent Borrower and the
Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii)
reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any
Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change
Section 2.07(c) or Section 2.16(b), (c) or (d) in a manner that would alter the ratable reduction of
Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.20(b) or Section 7.03 without the written consent of each Lender, (vi) change any of the provisions of this Section
10.02 or the definitions of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each
Lender, (vii) except as otherwise specifically provided in the Loan Documents, release any material portion of the Collateral without the written consent of each Lender, (viii) release the
Parent Borrower from its obligations under Article IX without the written consent of each
Lender, (ix) change the definitions of the terms “Applicable Requirement”, “Funding Ratio”, or
“Included Investors” in a manner which has the effect of loosening any requirement thereunder without the written consent of each Lender or (x) change the definition of the term “Available
Commitment”, “Borrowing Base” or “Eligible Contribution” to increase the percentage (above ninety percent (90%)) of the aggregate of the Unfunded Capital Commitments of the Included
Investors or of any Concentration Limit used to calculate the Available Commitment, Borrowing
Base or Eligible Contribution without the written consent of each Lender; provided further that
(A) no such agreement shall (I) amend, modify or otherwise affect the rights or duties of the
Administrative Agent or the Issuing Bank hereunder without the prior written consent of the
Administrative Agent or the Issuing Bank, as the case may be or (II) amend or modify the provisions of Section 2.04  without the prior written consent of the Administrative Agent and the
Issuing Bank, respectively, and (B) with respect to clause (vii) of this Section 10.02(b) only, such release may be made with the consent of the Administrative Agent only with respect to the release of Collateral relating to Non-Included Investors whose Subscription Obligation, taken in the aggregate together with the Subscription Obligations of all other Non-Included Investors, which have previously withdrawn or are then proposing to withdraw, constitutes less than ten percent (10%) of the aggregate Subscription Obligations of the Non-Included Investors.
(c)Ministerial Amendments. If the Administrative Agent and the Parent
Borrower acting together identify any ambiguity, omission, mistake, typographical error or other
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defect in any provision of this Agreement or any other Loan Document, then the Administrative
Agent and the Parent Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.
Section 10.03Expenses; Limitation of Liability; Indemnity; Etc.
(a)Costs and Expenses. The Borrowers shall, jointly and severally, pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the
Arranger and their Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent and the Arranger, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this
Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any
Lender, in connection with the enforcement, collection or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of-pocket expenses incurred in connection with any workout, restructuring or negotiations in respect of such Loans or Letters of Credit and (iv) and all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Documents or any other document referred to therein (including any lien searches that the Administrative Agent obtains).
(b)Limitation of Liability.  To the extent permitted by applicable law (i) each
Loan Party shall not assert, and each Loan Party hereby waives, any claim against the
Administrative Agent, any Arranger, the Issuing Bank and any Lender, and any Related Party of
any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any
Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet, any Approved Electronic Platform and any Approved Borrower Portal) and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of
Credit or the use of the proceeds thereof; provided that, nothing in this Section 10.03(b) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in
Section 10.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.
(c)Indemnification by the Loan Parties. Each Loan Party shall indemnify the
Administrative Agent, the Issuing Bank, each Lender, the Arranger and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of
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(i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby (the liability of the Borrowers under this clause (i) to be joint and several), (ii) any action taken in connection with this Agreement, including, but not limited to, the payment of principal, interest and fees, (iii) any Loan to a Borrower or Letter of
Credit for the account of a Borrower or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of
Credit), (iv) any payments that the Administrative Agent is required to make under any indemnity issued to any bank to which remittances in respect of the Subscription Account are to be made, (v) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by such Loan Party or any of its Subsidiaries, or any Environmental
Liability related in any way to such Loan Party or any of its Subsidiaries, or (vi) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by any Loan Party or its equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses resulted primarily from the bad faith, gross negligence or willful misconduct of such Indemnitee. This Section 10.03(c) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
(d)Reimbursement by Lenders. Each Lender severally agrees to pay any amount required to be paid by the Loan Parties under paragraphs (a), (b) or (c) of this Section
10.03 to the Administrative Agent and each Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “Agent-Related Person”) (to the extent not reimbursed by the Loan
Parties and without limiting the obligation of the Loan Parties to do so), ratably according to their respective Applicable Percentage in effect on the date on which such payment is sought under this Section 10.03 (or, if such payment is sought after the date upon which the
Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Liability or related expense, as the case may be, was incurred by or asserted against such Agent-Related
Person in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from such
Agent-Related Person’s bad faith, gross negligence or willful misconduct. The agreements in this
Section 10.03 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
(e)Payments. All amounts due under this Section 10.03 shall be payable not later than ten (10) days after written demand therefor.
Section 10.04Successors and Assigns.
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(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby
(including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) no
Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 10.04. Nothing in this
Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in
Section 10.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b) (i) Subject to the conditions set forth in Section 10.04(b)(ii) below, any
Lender may assign to one or more Persons (other than an Ineligible Institution unless an Event of
Default shall have occurred and be continuing for thirty (30) days or more at the time of such assignment) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to
it) with the prior written consent (such consent not to be unreasonably withheld) of:
(A)the Parent Borrower, provided that, the Parent Borrower
shall be deemed to have consented to an assignment of all or a portion of the
Loans and Commitments unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; provided further that no consent of the Parent Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved
Fund or, if any Event of Default under Section 7.01(a), 7.01(g) or 7.01(h)  has occurred and is continuing, any other assignee;
(B)the Administrative Agent, provided that no consent of the
Administrative Agent shall be required for an assignment of any Commitment to an assignee that is a Lender (other than a Defaulting Lender) with a Commitment immediately prior to giving effect to such assignment; and
(C)the Issuing Bank; provided that no consent of the Issuing
Bank shall be required if (x) an Event of Default occurs with respect to the
Borrower under Section 7.01(g) or 7.01(h) and (y) such Issuing Bank has no outstanding Letters of Credit at that time.
(i)Assignments shall be subject to the following additional
conditions:
(A)except in the case of an assignment to a Lender or an
Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or
Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Parent Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Parent Borrower shall be required if an Event of Default has occurred and is continuing;
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(B)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this
Agreement;
(C)the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the
Administrative Agent and the parties to the Assignment and Assumption are participants), together with a processing and recordation fee of $3,500;
(D)the assignee, if it shall not be a Lender, shall deliver to the
Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information
(which may contain material non-public information about the Loan Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws; and
(E)in connection with any assignment hereunder, to the extent requested by any new Lender(s), the Parent Borrower will use reasonable efforts to cause a reliance letter or new opinion letter to be issued in favor of such new
Lender(s) from any law firm who delivered a legal opinion in favor of the Lenders on the Effective Date which does not, by its terms, permit such new Lender(s) to rely on such opinion.
(ii)Subject to acceptance and recording thereof pursuant to Section
10.04(b)(iv), from and after the effective date specified in each Assignment and
Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such
Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of
Section 2.13, Section 2.14, Section 2.15 and Section 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.04(c).
(iii)The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (such agency being solely for tax purposes), shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each
Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the
Register shall be conclusive, and, absent manifest error, Borrower, the Administrative
Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this
Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The Register shall be available for
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inspection by any Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(iv)Upon its receipt of (x) a duly completed Assignment and
Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants), the assignee’s completed
Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Section 10.04(b) and any written consent to such assignment required by this Section 10.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it hereunder, the Administrative
Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in clause (iv) of this Section 10.04(b).
(c)Participations. Any Lender may, without the consent of, or notice to, any
Loan Party, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution (unless an Event of
Default shall have occurred and be continuing for thirty (30) days or more at the time of such participation), in all or a portion of such Lender’s rights and/or obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement and the other Loan
Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrowers, the Administrative
Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Section 2.13, Section 2.14 and Section 2.15 (subject to the requirements and limitations therein, including the requirements under Section 2.15(f) (it being understood that the documentation required under Section 2.15(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to
Section 10.04(b); provided that such Participant (A) agrees to be subject to the provisions of
Section 2.17 as if it were an assignee under Section 10.04(b); and (B) shall not be entitled to receive any greater payment under Section 2.13 or Section 2.15, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the
Borrowers to effectuate the provisions of Section 2.17(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.16(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this
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purpose as a non-fiduciary agent of the Borrowers (such agency being solely for tax purposes), maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any
Participant or any information relating to a Participant’s interest in any Commitments, Loans,
Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of
Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States
Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as
Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(d)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such
Lender, including any such pledge or assignment to secure obligations to a Federal Reserve
Bank, and this Section 10.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(e)No Assignments to Loan Parties or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or LC
Exposure held by it hereunder to any Loan Party or any of their respective Affiliates or
Subsidiaries without the prior consent of each Lender.
(f)Disqualified Institutions.
(i)No assignment shall be made to any Person that was a Disqualified
Institution as of the date (the “Trade Date”) on which the applicable Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless (a) an Event of Default has occurred and is continuing or (b) Parent Borrower has consented to such assignment as otherwise contemplated by this Section 10.04, in which case such Person will not be considered a
Disqualified Institution for the purpose of such assignment). Any assignment in violation of this clause (f)(i) shall not be void, but the other provisions of this clause (f) shall apply.
(ii)If any assignment is made to any Disqualified Institution without the existence of an Event of Default or Parent Borrower’s prior consent in violation of clause (f)(i) above Parent Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and Administrative Agent, (A) in the case of outstanding Loans held by Disqualified Institutions, prepay such Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified
Institution paid to acquire such Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents and/or (B) require such Disqualified Institution to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 10.04), all of its interest, rights and obligations under this Agreement and related Loan Documents to an assignee that shall assume such obligations at the lesser of
(x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest,
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accrued fees and all other amounts (other than principal amounts) payable to it hereunder and other the other Loan Documents; provided that (i)  Parent Borrower shall have paid to Administrative Agent the assignment fee (if any) specified in Section 10.04, (ii) such assignment does not conflict with applicable laws and (iii) in the case of clause (B), the
Parent Borrower shall not use the proceeds from any Loans to prepay Loans held by
Disqualified Institutions.
(iii)Notwithstanding anything to the contrary contained in this
Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by Parent Borrower,
Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of
Administrative Agent or the Lenders and (B)(x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified
Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any debtor relief laws
(“Plan of Reorganization”), each Disqualified Institution party hereto hereby agrees
(1) not to vote on such Plan of Reorganization, (2) if such Disqualified Institution does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated”
pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other debtor relief laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with
Section 1126(c) of the Bankruptcy Code (or any similar provision in any other debtor relief laws) and (3) not to contest any request by any party for a determination by the
Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).
Section 10.05Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein and in the other Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan
Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may
have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid (other than contingent liabilities not yet due and owing) or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated or been cash collateralized. The provisions of Section 2.13, Section 2.14, Section
2.15, Section 8.04, Section 8.05 and Section 10.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the
Commitments or the termination of this Agreement or any provision hereof.
Section 10.06Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This
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Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in
Section 4.01, this Agreement shall become effective when it shall have been executed by the
Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page (x) to this
Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.01), certificate, request, statement, disclosure or authorization related to this
Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed .pdf file or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this
Agreement, such other Loan Document or such other Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form
(including deliveries by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any
Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification thereof and without any obligation to review the appearance or form of any such
Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any
Electronic Signature shall be promptly followed by a manually executed counterpart.  Without limiting the generality of the foregoing, each Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrowers, Electronic Signatures transmitted by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the
Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity and enforceability of this Agreement, any other Loan Document and/or any
Ancillary Document based solely on the lack of paper original copies of this Agreement, any other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto, and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any
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Liabilities arising as a result of the failure of any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
Section 10.07Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 10.08Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such
Affiliate, to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan
Document to such Lender or the Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, the Issuing Bank or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan
Party may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the
Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank, and the
Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section 10.08 are in addition to other rights and remedies
(including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have. Each of the Lenders and Issuing Bank agrees to notify the Parent Borrower and the
Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
Section 10.09Governing Law; Jurisdiction; Etc.
(a)Governing Law. This Agreement and the other Loan Documents shall be construed in accordance with and governed by the law of the State of New York.
(b)Lender Claims. Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Lender relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York.
(c)Submission to Jurisdiction. Each Loan Party (including any Subsidiary
Borrower that is hereafter added as a Borrower hereto) hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District
Court of the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the
Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding
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arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third-party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document (i) shall affect any right that the
Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or its properties in the courts of any jurisdiction, (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including
Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and
ISP98 Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over the issuing bank or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any
Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause.
(d)Waiver of Venue. Each Loan Party hereby irrevocably and
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 10.09(c). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(e)Service of Process. Each Loan Party hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by a
Lender by registered or certified mail, postage prepaid, to such Loan Party’s address set forth in
Section 10.01. The Administrative Agent and each Lender agree to mail to the respective
Borrowers at its address provided in Section 10.01 a copy of any summons, complaint, or other process mailed or delivered by it to any Loan Party. As an alternate method of service, each
Borrower also irrevocably consents to the service of any and all process in any such suit, action or proceeding in the manner provided for notices in Section 10.01. Each Loan Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section 10.09 shall be by certified mail, return receipt requested. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 10.10WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT
IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR
INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT,
TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO
REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS
REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD
NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER
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AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE
BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS,
THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 10.11Limitation of Liability. The Loans and the Obligations shall be fully recourse to the Borrowers and the Collateral. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or agreement contained in this Agreement or the other Loan
Documents shall be had against the Management Company, any Investor (except to the extent a
Subscription Agreement is recourse against an Investor) or the officers, directors, trustees, employees, constituent members or owners of the Borrowers, the Investors or the Management
Company (each, a “Non-Recourse Party”) and no such Non-Recourse Party shall be personally liable for the payment of the Loans or other amounts due in respect thereof (all such liability being expressly waived and released by each Lender and the Administrative Agent); provided, however, that the foregoing shall not be construed so as to (a) exonerate or exculpate any Non-
Recourse Party from any liability by reason of fraud, willful misconduct, gross negligence or willful misapplication of funds by such party, (b) release or waive any Investor’s obligation relating to its respective Subscription Obligation and obligation to fund Subscription Calls, (c)
release or waive any Investor’s obligation relating to its breach of its respective Investor
Acknowledgment, (d) [Reserved], or (e) release any Non-Recourse Party from any of its obligations under any environmental indemnity given in accordance with Section 6.06.
Section 10.12Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section 10.13Confidentiality. Each of the Administrative Agent, the Issuing Bank and
the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and its and their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority, (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this
Agreement, (e) in connection with the exercise of any remedies hereunder or under any other
Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan
Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.13, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations or (iii) to any actual or prospective party (or its advisors) in any securitization or risk transfer relating to all or any portion of the Obligations, (g) on a confidential basis to (i) any rating agency in connection with rating any Loan Party or its Subsidiaries or the credit facilities provided for herein or (ii) the
CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, (h) with the consent of the Parent Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 10.13 or (ii) becomes available to the
Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Loan Parties. For the purposes of this Section 10.13, “Information” means all information received from or on behalf of the Loan Parties relating to the Loan Parties, their
Subsidiaries or Affiliates or their respective businesses, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential
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basis prior to disclosure by the Loan Parties and other than information pertaining to this
Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of
Information as provided in this Section 10.13 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
For the avoidance of doubt, nothing in this Section 10.13 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a
“Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this
Section 10.13 shall be prohibited by the laws or regulations applicable to such Regulatory
Authority.
Section 10.14Material Non-Public Information.
(a)EACH LENDER ACKNOWLEDGES THAT INFORMATION AS
DEFINED IN SECTION 10.13 FURNISHED TO IT PURSUANT TO THIS
AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION
CONCERNING THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR
RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED
COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-
PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-
PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND
APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
(b)ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS
AND AMENDMENTS, FURNISHED BY ANY LOAN PARTY OR THE
ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF
ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL
INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC
INFORMATION ABOUT THE LOAN PARTIES AND THEIR RELATED PARTIES OR
THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS
TO THE LOAN PARTIES AND THE ADMINISTRATIVE AGENT THAT IT HAS
IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT
WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-
PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE
PROCEDURES AND APPLICABLE LAW.
Section 10.15Obligations of the Loan Parties Independent. The obligations of each Loan
Party under the Loan Documents are independent of the obligations of the other Loan Party, and a separate action or actions may be brought or prosecuted against each of the Loan Parties irrespective of whether action is brought against the other Loan Party or whether the other Loan
Party be joined in any such action or actions.
Section 10.16Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the
“Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder,
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together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such
Loan but were not payable as a result of the operation of this Section 10.16 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender.
Section 10.17U.S. Patriot Act Notice. Each Lender and the Administrative Agent (for
itself and not on behalf of any Lender) that is subject to the requirements of the USA PATRIOT
Act of 2001 (the “Patriot Act”), hereby notifies each Loan Party that pursuant to the requirements of the Patriot Act it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act.
Section 10.18Additional Commitments. The Parent Borrower shall have the right (such right to be exercised no more than four times), to cause the Administrative Agent to increase the total Commitments in amounts of at least Ten Million Dollars ($10,000,000), up to an aggregate additional amount of Fifty Million Dollars ($50,000,000), subject to the following:
(a)Any request for increase in the Commitment shall be made by the Parent
Borrower giving written notice (the “Additional Commitment Notice”) to the Administrative
Agent thirty (30) days prior to the date upon which the Borrower shall desire such increase to become effective, and shall set forth (1) the requested amount of the additional commitment (the
“Additional Commitment Amount”) and (2) such details with respect thereto as are reasonably requested by the Administrative Agent.
(b)The aggregate amount of the Lenders’ Commitments after giving effect to any Additional Commitment Amounts shall not exceed One Hundred Fifty Million Dollars
($150,000,000).
(c)Upon receipt of the Additional Commitment Notice, the Administrative
Agent shall notify the then existing non-Defaulting Lenders of the terms of such Additional
Commitment Notice and each such Lender’s pro rata share of the proposed Additional
Commitment Amount. If any Lender rejects the offer to increase its respective Commitment or accepts only a portion thereof, which each Lender may do in its sole and absolute discretion, the
Administrative Agent shall further offer the rejected shares (or rejected portions thereof) to the
Lenders that have accepted the proposed increase in their Commitments (each an “Accepting
Lender”), pro rata based on the sum of their then existing Commitments plus any additional portion of the Additional Commitment Amount which they have previously accepted. If any
Lender shall not respond to a request by the Administrative Agent pursuant to this Section
10.18(c) within ten (10) Business Days after receipt of an offer (including any offer for a portion of the Additional Commitment Amount rejected by another Lender), such Lender shall be deemed to have rejected such offer. The Administrative Agent shall notify the Parent Borrower of all acceptances and rejections with respect to the Additional Commitment Amount by the
Lenders. If such acceptances are satisfactory to the Parent Borrower, the Commitments of the
Accepting Lenders shall be increased by their respective portions of the Additional Commitment
Amount without the consent of any other Lender, subject, however, to (i) no Default or Event of
Default being in existence at such time, (ii) the Parent Borrower issuing substitute Notes, (iii) the
Accepting Lenders paying to the Administrative Agent (on behalf of the other Lenders) the aggregate amount determined by the Administrative Agent to be necessary so that each
Accepting Lender’s pro rata share of outstanding Loans and LC Exposure matches the ratio of its
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increased Commitment to the aggregate amount of all revised Commitments after giving effect to the Additional Commitment Amount, (iv) the Loan Parties, the Accepting Lenders and the
Administrative Agent executing such other documents evidencing such adjustments in the
Commitments and the Loans as shall be reasonably acceptable to the Loan Parties, the Accepting
Lenders, the Administrative Agent and the Issuing Bank, (v) the Parent Borrower paying the
Administrative Agent for the account of each Accepting Lender such upfront fees as shall be agreed to by the Parent Borrower and the Administrative Agent prior to the Administrative
Agent commencing its efforts under this Section 10.18(c), (vi) the Parent Borrower paying the
Arrangers such fees as shall be agreed to by the Parent Borrower and the Arranger prior to the
Administrative Agent commencing its efforts under this Section 10.18(c) and (vii) the Parent
Borrower paying all of the Administrative Agent’s reasonable out-of-pocket expenses in connection with the foregoing.
(d)In the event that the Additional Commitment Amount is not achieved pursuant to Section 10.18(c), the Arranger shall use commercially reasonable efforts, with the assistance of the Parent Borrower, to arrange for additional lenders with Commitments aggregating up to the Additional Commitment Amount. The Arranger shall submit a list of additional proposed syndicate members to the Parent Borrower for its review and approval, which approval shall not be unreasonably withheld or delayed. If any such proposed lenders are so approved by the Administrative Agent, the Issuing Bank and the Parent Borrower, such lenders shall become additional Lenders under this Agreement in accordance with their respective Commitments without the consent of any other Lenders, subject, however, to (i) no
Default or Event of Default being in existence at such time, (ii) the Parent Borrower issuing substitute Notes to the new Lenders, (iii) such new Lenders paying to the Administrative Agent
(on behalf of the other Lenders) the aggregate amount determined by the Administrative Agent to be necessary so that each new Lender’s pro rata share of outstanding Loans and LC Exposure matches the ratio of its Commitment to the aggregate amount of all Commitments after giving effect to the Additional Commitment Amount, (iv) the Parent Borrower paying to the Lenders the amounts payable, if any, to such Lenders pursuant to Section 2.14 as a result of the prepayment of any such Loans, (v) the Loan Parties, the new Lenders and the Administrative
Agent executing such other documents evidencing their addition as Lenders hereunder and the adjustment of the Commitments and Loans as shall be reasonably acceptable to the Parent
Borrower, the Administrative Agent and the Issuing Bank, including each such new Lender’s compliance with the provisions of Section 10.04(b)(ii), Section 10.04(b)(iii) and Section
10.04(d), (vi) the Parent Borrower paying the Arranger for the account of each new lender such upfront fees as shall be agreed to by the Parent Borrower and the Arranger prior to the Arranger commencing its efforts under this Section 10.18(d) and (vii) the Parent Borrower paying all of the Administrative Agent’s reasonable out-of-pocket expenses in connection with the foregoing.
(e)In connection with any such increase, the Parent Borrower may elect for such increase to be temporary (a “Temporary Increase”) and for the additional Commitments related thereto to terminate as of a date prior to the Maturity Date.  In connection with any such
Temporary Increase, upon the termination thereof, any corresponding Loans outstanding, together with interest thereof shall be simultaneously due and owing.
(f)Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, each Lender hereby authorizes the Administrative Agent (on behalf of the Lenders) to enter into amendments and modifications of this Agreement and the other
Loan Documents to the extent necessary to reflect the adjustment of the Commitments and the
Loans contemplated by this Section 10.18.
(g)In connection with the exercise of the Parent Borrower’s right to increase the Commitments pursuant to Section 10.18, to the extent requested by any new Lender(s)
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referenced in Section 10.18(d), the Parent Borrower will use reasonable efforts to cause a reliance letter or new opinion letter to be issued in favor of such new Lender(s) from any law firm who delivered a legal opinion in favor of the Lenders on the Effective Date which does not, by its terms, permit such new Lender(s) to rely on such opinion.
Section 10.19[Reserved].
Section 10.20No Fiduciary Duty, etc.
(a)Each Loan Party acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to such Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Loan Parties or any other person. Each
Loan Party agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Loan Party acknowledges and agrees that no Credit Party is advising such Loan Party as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Loan Party shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein and in the other Loan
Documents, and the Credit Parties shall have no responsibility or liability to such Loan Party with respect thereto.
(b)Each Loan Party further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party, together with its Affiliates, in addition to providing or participating in commercial lending facilities such as that provided hereunder, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/
or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the
Loan Parties and other companies with which the Loan Parties may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit
Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.
(c)In addition, each Loan Party acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Loan Parties may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Loan Party by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Loan Parties in connection with the performance by such Credit
Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Loan Party also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to such Loan Party, confidential information obtained from other companies.
Section 10.21Acknowledgment and Consent to Bail-In of Affected Financial
Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto
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acknowledges that any liability of any Affected Financial Institution arising under any Loan
Document may be subject to the Write-Down and Conversion Powers of the applicable
Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution
Authority.
Section 10.22Acknowledgment Regarding Any Supported QFCs. To the extent that the
Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit
Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act
(together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”)
in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”)
becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such
Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such
Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported
QFC and the Loan Documents were governed by the laws of the United States or a state of the
United States. Without limitation of the foregoing, it is understood and agreed that rights and
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remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
ARTICLE XI
MULTIPLE OBLIGORS
Section 11.01Several Liability.  Each Borrower acknowledges, represents and warrants the following:
(a)Inducement. The Lenders have been induced to make the Loans to the
Borrowers in part based upon the assurances by each Loan Party that each Loan Party desires that the Notes and the Security Documents be honored and enforced as separate obligations of each Loan Party should the Administrative Agent and the Lenders desire to do so.
(b)Separate Foreclosures. Each Loan Party desires and intends that the Notes, and the Security Documents executed by it may be enforced (by foreclosure or otherwise)
separately from the Notes and the Security Documents executed by the other Loan Parties.
(c)Separate Exercise of Remedies. The Administrative Agent (on behalf of the Lenders) may exercise remedies against each Loan Party and its property separately, whether or not the Administrative Agent exercises remedies against any other Loan Party or its property.
The Administrative Agent may enforce one or more Loan Party’s obligations without enforcing the other Loan Parties’ obligations. Any failure or inability of the Administrative Agent to enforce one or more Loan Parties’ obligations shall not in any way limit the Administrative
Agent’s right to enforce the obligations of any other Loan Party. If the Administrative Agent forecloses or exercises similar remedies under any one or more Security Documents, then such foreclosure or similar remedy shall be deemed to reduce the balance of the Loans only to the extent of the cash proceeds actually realized by the Lenders from such foreclosure or similar remedy or, if applicable, the Administrative Agent’s credit bid at such sale, regardless of the effect of such foreclosure or similar remedy on the Note(s) secured by such Security Documents under the applicable state law.
Section 11.02Waivers.
(a)General. Without notice to, or consent by, any Loan Party, and in the
Administrative Agent’s sole and absolute discretion and without prejudice to any Lender or in any way limiting or reducing each or any Loan Party’s liability for all of its obligations under this Agreement and the other Loan Documents, the Administrative Agent may: (a) grant extensions of time, renewals or other indulgences or modifications to any Loan Party or any other party under any of the Loan Documents, (b) agree with any Borrower to change the rate of interest under the Loans to such Borrower, (c) agree with Loan Parties to change, amend or modify any Loan Document(s), (d) to the extent permitted under the Loan Documents following an Event of Default, sell, exchange, release or exercise remedies with respect to any or all collateral, (e) accept or reject additional collateral for the Loans or any portion thereof, (f)
discharge or release any party or parties liable under the Loan Documents, (g) foreclose or otherwise realize on any collateral, or attempt to foreclose or otherwise realize on any collateral, whether such attempt is successful or unsuccessful, and whether such attempt relates to some or all or only some portion of the collateral, (h) accept or make compositions or other arrangements
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or file or refrain from filing a claim in any bankruptcy, insolvency or similar proceeding, (i)
make other or additional Loans to any Borrower in such amount(s) and at such time(s) as the
Administrative Agent may determine, and (j) credit payments in such manner and order of priority to principal, interest or other obligations as the Administrative Agent may determine in its discretion, except as otherwise provided in this Agreement. Without limiting the generality of the foregoing, except as might be provided in this Agreement to the contrary, each or any Loan
Party’s liability for the Loans shall continue even if the Administrative Agent and any other Loan
Party alter any obligations under the Loan Documents in any respect or the Administrative
Agent’s (or any Loan Party’s) remedies or rights against any Loan Party are in any way impaired or suspended without any Loan Party’s consent. If the Administrative Agent performs any of the actions described in this Section, then every Loan Party’s liability shall continue in full force and effect even if the Administrative Agent’s actions impair, diminish or eliminate any Loan Party’s subrogation, contribution or reimbursement rights (if any) against any other Loan Party.
(b)Waivers of Rights and Defenses. Each Loan Party waives any right to require the Administrative Agent to (a) proceed against any particular Loan Party(s) or any particular Collateral or in any particular order of realization, (b) proceed against or exhaust any
Collateral, or (c) pursue any other right or remedy. Each Loan Party agrees that the
Administrative Agent may proceed against each or any Loan Party with respect to the obligations of such Loan Party under this Agreement and the other Loan Documents without taking any actions against any other Loan Party(ies) and without proceeding against or exhausting any other
Collateral. Each Loan Party agrees that the Administrative Agent (on behalf of the Lenders) may unqualifiedly exercise (or refrain from exercising) in its sole discretion any or all rights and remedies available to it against any Loan Party without impairing the Administrative Agent’s rights and remedies in enforcing the obligations of any Loan Party under this Agreement or the other Loan Documents, under which every Loan Party’s liabilities shall remain independent and unconditional. Each Loan Party agrees and acknowledges that the Administrative Agent’s exercise of certain of such rights or remedies may affect or eliminate such Loan Party’s right of subrogation or recovery (if any) against any or all of the other Loan Party and that such Loan
Party may incur a partially or totally non-reimbursable liability in performing its obligations under the Loan Documents. Without limiting the generality of any other waivers in this
Agreement, each Loan Party expressly waives any statutory or other right that such Loan Party might otherwise have to require the Administrative Agent to exhaust the Collateral held with respect to the other Loan Parties before the Administrative Agent may proceed against the
Collateral owned by such Loan Party.
(c)Additional Waivers. Each Loan Party waives diligence and all demands, protest, presentments and notices of every kind or nature except notices of default, notices to cure and notices that, in any of the foregoing cases, are either required by law or by the Loan
Documents, including notices of protest, dishonor, nonpayment, acceptance of the obligations of such Loan Party under this Agreement and the other Loan Documents and the creation, renewal, extension, modification or accrual of any such obligations. No failure or delay on the
Administrative Agent’s or any Lender’s part in exercising any power, right or privilege under the
Loan Documents shall impair or waive any such power, right or privilege.
Section 11.03Full Knowledge.  Each Loan Party acknowledges, represents and warrants that such Loan Party has had a full and adequate opportunity to review the Loan Documents, the
Transactions and all underlying facts relating to the Transactions. Each Loan Party represents and warrants that such Loan Party fully understands: (a) the remedies the Administrative Agent
(on behalf of the Lenders) may pursue against such Loan Party and each other Loan Party in the event of a default under the Loan Documents, (b) the value (if any) of any Collateral, and (c)
such Loan Party’s and each other Loan Party’s financial condition and ability to perform under the Loan Documents. Each Loan Party agrees to keep itself fully informed regarding all aspects
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of such Loan Party’s and each other Loan Party’s financial condition and the performance of such Loan Party’s and each other Loan Party’s obligations under this Agreement and the other
Loan Documents. Each Loan Party agrees that neither the Administrative Agent nor any Lender has any duty, whether now or in the future, to disclose to any Loan Party any information pertaining to such Loan Party, any Collateral or any other Loan Party.
Section 11.04Deferral of Reimbursement.  Each Loan Party waives any right to be reimbursed by any other Loan Party for any payment(s) made by such Loan Party or from such
Loan Party’s property on account of the obligations of any Loan Party under this Agreement or any other Loan Document, unless and until all such obligations under the Loan Documents then required to be performed have been paid and performed (as applicable) in full. Each Loan Party acknowledges that such Loan Party has received adequate consideration for execution of the
Loan Documents to which such Loan Party is a party by virtue of Lenders’ making the Loans
(which benefit each and every Loan Party). No Loan Party requires or expects, and no Loan
Party is entitled to, any other right of reimbursement against any other Loan Party as consideration for entering into the Loan Documents to which such Loan Party is a party.
Section 11.05Rights of Contribution; Subordination.  The Loan Parties hereby agree, as between themselves, that if any Loan Party shall pay any obligation of the other Loan Parties under the Loan Documents, the other Loan Parties shall, on demand, pay to such Loan Party the amount of such excess payment; provided, however, the right of a Loan Party to receive such excess payment shall, after the occurrence, and during the continuance, of any Event of Default, be subordinate and subject in right of payment to the prior payment in full of all the obligations of the Loan Parties to the Administrative Agent and the Lenders under the Loan Documents and no Loan Party shall exercise any right or remedy with respect to such excess payment until payment and satisfaction in full of all of such obligations to the Administrative Agent and the
Lenders.
Section 11.06Lenders’ Disgorgement of Payments.  Upon payment of all or any portion of the Loans, every Loan Party’s obligations under the Loans Documents shall continue and remain in full force and effect if all or any part of such payment is, pursuant to any bankruptcy, insolvency or similar proceeding or otherwise, avoided or recovered directly or indirectly from the Administrative Agent or any Lender as a preference, fraudulent transfer or otherwise, irrespective of (a) any notice of revocation given by such Loan Party prior to such avoidance or recovery, or (b) payment in full of the Loans. Each Loan Party’s liability under the Loan
Documents shall continue until all periods have expired within which the Administrative Agent or Lenders could (on account of bankruptcy or insolvency proceedings, whether or not then pending, affecting any Loan Party or any other person) be required to return or repay any amount paid at any time on account of the Loans. If, in any such proceeding, any party seeks to require the Administrative Agent or any Lender to disgorge or repay any payments previously made by any Loan Party to the Administrative Agent or Lender, then such Loan Party and/or every Loan
Party shall be obligated to pay the Administrative Agent or such Lender, within ten (10) days after such written request, an amount equal to the amount adjudicated to be disgorged or repaid.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PARENT BORROWER
PRINCIPAL CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust

By :	/s/ Troy Kort
Name: Troy Kort
Title: Authorized Signatory
[Signatures continue on following page]

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ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By :	/s/ Kelcie Brown
Name: Kelcie Brown
Title: Authorized Officer
[Signatures continue on following page]

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LENDERS
JPMORGAN CHASE BANK, N.A.

By :	/s/ Kelcie Brown
Name: Kelcie Brown
Title: Authorized Officer
Schedule I to
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SCHEDULE I
Commitments
[See definitions of Commitment and “Lenders” in Section 1.01]

LENDER	COMMITMENT

JPMorgan Chase Bank, N.A.	$100,000,000.00
TOTAL	$100,000,000.00
Schedule II to
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SCHEDULE II
Included Investors
as of the Effective Date

Included Investors:	Unfunded Capital Commitment
1. Principal Life Insurance Company	$75,000,000
2. The Lincoln National Life Insurance Company	$75,000,000

Schedule III to
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SCHEDULE III
Principal Office and Places of Organization
[See Section 3.18]

Loan Party	Principal Office	Jurisdiction
Principal Credit Real Estate Income Trust	711 High Street Des Moines, Iowa 50392	Maryland
Schedule IV to
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SCHEDULE IV
[Reserved]
Schedule V to
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SCHEDULE V
Disqualified Institutions
None.
1 Each Borrower will sign separate Notes for the full amount of the Commitments.
Exhibit A to
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EXHIBIT A
[Form of Note]
PROMISSORY NOTE 1
$______________________ __,
20__
New York, New York
FOR VALUE RECEIVED, ___________________, a ____________________ (the
“Borrower”), hereby promises to pay to __________________ (the “Lender”), in accordance with the Credit Agreement referred to below, the principal amount of the Loans made by the
Lender to the Borrower under the Credit Agreement, in lawful money of the United States of
America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the
Credit Agreement.
This Note is one of the Notes referred to in the Credit Agreement dated as of November
26, 2024 (as modified and supplemented and in effect from time to time, the “Credit
Agreement”) among the Borrower, the Subsidiary Borrowers party thereto, the lenders party thereto (including the Lender) and JPMorgan Chase Bank, N.A., as Administrative Agent, and
evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.
The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.
Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, the Borrower agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting or attempting to collect this Note, including attorneys’ fees and disbursements.
All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.
Except as permitted by Section 10.04 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.
Exhibit A to
Credit Agreement

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This Note shall be governed by, and construed in accordance with, the law of the State of
New York.
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Exhibit A to
Credit Agreement

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EXECUTED and delivered as of the date first written above.

PRINCIPAL CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust

By: Name: Title:
[IF APPLICABLE, INSERT SIGNATURE BLOCK OF SUBSIDIARY BORROWER]
Exhibit B to
Credit Agreement

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EXHIBIT B
[Form of Investor Acknowledgment]
INVESTOR ACKNOWLEDGMENT
as of _______________, 20__
JPMorgan Chase Bank, N.A., as Administrative Agent
1301 2nd Ave, Floor 23
Seattle, WA 98101
Attn: Kelcie Brown
RE:Credit facilities (each, the “Facility”) now or hereafter established in favor of
Principal Credit Real Estate Income Trust (the “Trust”) by JPMorgan Chase
Bank, N.A. (“JPMorgan”), whether for itself or as agent for one or more lenders
(JPMorgan, such lenders (including any bank issuing letters of credit), and any agents or other representatives thereof, collectively, together with their respective successors and permitted assigns, the “Lenders”), and secured in whole or in part by a security interest in the subscription obligations of one or more shareholders of the Trust to contribute capital to the Trust, including, without limitation, the
Facility established or to be established pursuant to that certain credit agreement among the Trust, the Lenders party thereto from time to time, and JPMorgan, as
Administrative Agent (together with any amendments, supplements or restatements thereto or any future agreements pursuant to which any Facility is established, governed or secured, the “Credit Agreement”).
Ladies and Gentlemen:
The purpose of this letter is to confirm to you the status of our involvement in the Trust and to acknowledge, certain aspects of the Facility.
We have entered into a Subscription Agreement (the “Subscription Agreement”; all
capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement) with the Trust, pursuant to which we have (i) committed to purchase a number of Class A Shares in an aggregate amount of not less than $75,000,000.00, and (ii) committed to fund Capital Contributions in response to Contribution Notices from the
Trust pursuant to the terms of the Subscription Agreement; provided, however, that at no time will we be required to make any capital contributions in excess of our Commitment of
$75,000,000.00 in the aggregate.
As of [_______________], 2024, $[_______________] of our Commitment had been
“called”, of which we had funded $[_______________], and $[_______________] of our
Exhibit B to
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Commitment remained to be drawn upon the delivery of one or more Contribution Notices pursuant to and in accordance with the Subscription Agreement.
We hereby acknowledge and confirm that we will be obligated to deliver to you (i) upon the request of the Trust, either (A) our balance sheet as of the end of each fiscal year and the related statements of operations for such fiscal year prepared by our independent public accountants, or, if we have not retained public accountants to prepare such statements, certified by an officer, or (B) such other financial statements and information as shall be acceptable to the
Trust, in either case by the later to occur of (x) the date which is one hundred twenty (120) days after the end of our fiscal year, and (y) the date we make such financial information available to our shareholders, directors, stakeholders, principals or other lenders or such financial information becomes available to the public, and (ii) from time to time upon the request of the Trust, a certificate setting forth the remaining amount of our unfunded Commitment.
We hereby acknowledge and confirm to you that under the terms of and subject to the limitations and conditions set forth in the Subscription Agreement, we are and shall remain obligated to fund Capital Contributions in respect of our unfunded Commitment required on account of Contribution Notices duly made in accordance with the terms of the Subscription
Agreement for purposes of repaying outstanding obligations of the Trust under the Facility
(including, without limitation, (i) those made by you pursuant to the Pledge (as defined below)
and (ii) those as may be required as a result of the failure of any other Shareholder to advance funds with respect to a Contribution Notice duly made, but in no event in excess of our unfunded
Commitment), in each case without deduction, offset, counterclaim or defense (and we hereby waive all defenses, including all suretyship defenses and any defenses that may be provided by
Section 365(c)(2) of the United States Bankruptcy Code with respect to our obligation to fund our unfunded Commitment). We also hereby acknowledge and agree that our Capital
Contributions may be required to satisfy the Trust’s obligations under the Facility.
We hereby (i) consent to the Trust, and acknowledge that the Trust is pledging (the
“Pledge”) to you its right to call and receive all payments of Capital Contributions in respect of all or any portion of our unfunded Commitment in accordance with the terms of the Subscription
Agreement to secure all loans made under the Facility (collectively, the “Loans”), (ii) represent to you that to our knowledge, as of the date hereof, there is no default, or circumstances which with the passage of time and/or notice would constitute a default, under the Subscription
Agreement, which would constitute a defense to, or right of offset against, our obligation to fund our Commitment or otherwise reduce our Commitment and to our knowledge, as of the date hereof, there is no defense to, or right of offset against, our obligation to the Trust to fund Capital
Contributions in respect of our unfunded Commitment, (iii) acknowledge and confirm that the
Subscription Agreement is our legal, valid and binding obligation, and is enforceable against us in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor’s rights generally from time to time in effect and to general principles of equity, (iv) acknowledge that for so long as the Facility is in place, the Trust has agreed with you not to amend, modify, supplement, cancel, terminate, reduce or suspend any of our obligations under the Subscription Agreement without your prior written consent, except as may be set forth in the Credit Agreement, (v) acknowledge and confirm that
Exhibit B to
Credit Agreement

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any claims that we may have against the Trust shall be subordinate to all payments due to the
Lenders under the Facility, except as may be set forth in the Credit Agreement, (vi) acknowledge and confirm that, under the terms of the Subscription Agreement, we may not assign any of our rights or interests in and under the Subscription Agreement, including our obligation to make
Capital Contributions, without the consent of the Trust, and (vii) acknowledge and confirm that until you and the Trust shall jointly notify us that the Facility has been terminated we will not pledge, collaterally assign, grant a security interest or lien on, or otherwise encumber our ownership interest in the Trust, (viii) acknowledge and confirm that any transfer of our unfunded
Commitment may be conditioned upon payment of an amount equal to our prorated share of any mandatory prepayment of the Loans (including accrued interest thereon) arising as a result of such transfer, which payment shall be deposited into a Subscription Account (as defined below)
and (ix) acknowledge and confirm that, for so long as the Facility is in place, all payments made by us under the Subscription Agreement from and after the date hereof, will be made by wire transfer to the following account which the Trust has also pledged as security for the Loans (or any other account which the Trust has pledged or will have pledged as security for the Loans, each a “Subscription Account”):

Bank:	JPMorgan Chase Bank, N.A.
Bank Address:	8181 Communications Parkway, Building B, 3rd Floor, TXW-3300, Plano, TX 75024-0239
Account Number:	691325838
ABA Number:	021-000-021
Reference:	JPMorgan Chase Bank, N.A., as Administrative Agent,
Subscription Account	re: Principal Credit Real Estate Income Trust
Contact Person:	Kelcie Brown
Telephone:	(206) 500-1501
We also acknowledge that because you and each Lender will be relying upon the statements made herein in connection with making the Facility available to the Trust, for so long as the Facility is in place, payments we make from and after the date hereof under the
Subscription Agreement will not satisfy our obligation to the Trust to fund Capital Contributions in respect of our Commitment until such Capital Contributions are paid into a Subscription
Account. We hereby acknowledge and agree that the terms of the Credit Agreement and of each
Loan Document (as defined therein) can be modified without further notice to us or our consent;
provided, however, that in no event shall any modification of the Credit Agreement or any Loan
Document alter our rights or obligations under the Subscription Agreement without our written consent. We hereby further acknowledge and agree that you and/or any of the Lenders may assign all or part of your or their rights under this consent to any assignee of your/their rights under the Credit Agreement and the Loan Documents, and that this consent will remain in effect until we are notified jointly by you and the Trust that the Facility has been terminated, which notification you agree to deliver to us at the address set forth below promptly upon such termination.
Exhibit B to
Credit Agreement

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By executing this letter you agree to keep confidential all non-public information about us provided to you by us or the Trust; provided that nothing herein shall prevent you from disclosing any such information, (i) to any lender (each, a “Lender”) that participates in the
Facility, and any affiliate of any Lender, in either case which has agreed in writing to comply with the provisions of this paragraph, (ii) to any assignee, participant or prospective assignee or participant which has agreed in writing to comply with the provisions of this paragraph, (iii) on a need-to-know basis to the employees, directors, agents, attorneys, accountants and other professional advisors of any Lender, assignee, participant, prospective assignee or participant or their respective affiliates, (iv) upon the request or demand of any Governmental Authority (as defined in the Credit Agreement) having or asserting jurisdiction over you or any Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any requirement of law, (vi) if requested or required to do so in connection with any litigation or similar proceeding, (vii) which has been publicly disclosed other than in breach of this paragraph, (viii) in connection with the exercise of any remedy under the Credit
Agreement or any other loan document delivered in connection therewith and (ix) upon the advice of counsel that such disclosure is required by law.
[For governmental entity Investors:
We represent and warrant that: (i) we are subject to commercial law with respect to our obligations under the Trust Agreement, the Subscription Agreement and this letter; (ii)
the making and performance of the Trust Agreement, the Subscription Agreement and this letter constitute private and commercial acts rather than governmental or public acts, and that neither we nor any of our properties or revenues has any right of immunity from suit, court jurisdiction, execution of a judgment or from any other legal process with respect to our obligations under the Trust Agreement, the Subscription Agreement and this letter. To the extent that we may hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to the Trust Agreement, the
Subscription Agreement or this letter to claim any such immunity, and to the extent that in any such jurisdiction there may be attributed to us such an immunity (whether or not claimed), we hereby irrevocably agree not to claim and hereby irrevocably waive such immunity to the fullest extent permitted by applicable law.]
This letter shall be governed by the law of the State of New York.
[For non-U.S. Investors:
We hereby acknowledge and confirm that this letter is being delivered, and is intended to be performed, in the State of New York, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this letter. We also hereby acknowledge and confirm that any suit, action or proceeding against us with respect to this letter or any of our obligations under the Subscription Agreement or the Trust Agreement or any
judgment entered by any court with respect to any of the foregoing, may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of
Exhibit B to
Credit Agreement

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Manhattan in New York City as you, in your sole discretion, may elect and we hereby submit to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. We hereby irrevocably waive any objections which we may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this letter brought in the courts located in the State of New York, Borough of
Manhattan in New York City, and we hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect your right to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against us in any other jurisdiction.]
The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this letter agreement and/or any document to be signed in connection with this letter agreement and the transactions contemplated hereby shall be deemed to include Electronic
Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
The undersigned agrees to execute this letter by electronic means and recognizes and accepts the use of electronic signatures and records by any other party or addressee hereto in connection with the execution and storage hereof.
This letter may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument.
[Remainder of page intentionally left blank]
Exhibit B to
Credit Agreement

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IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written:
[INSERT SIGNATURE BLOCK]
By:
Name:
Title:
Address:
[INSERT ADDRESS]
[Signatures continue on following page]

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:
[Signatures continue on following page]
Exhibit B to
Credit Agreement

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Accepted and agreed to as of
the date first written above by:
PRINCIPAL CREDIT REAL ESTATE INCOME TRUST,
a Maryland statutory trust
By:_____________________________
      Name:
      Title:
Exhibit C to
Credit Agreement

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EXHIBIT C
[Form of Assignment and Assumption]
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the
Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the
“Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below
(as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and
Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the
Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement,
as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the
Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the
Assignor under the respective facilities identified below (including any letters of credit included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit
Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i)
above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
1 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
Exhibit C to
Credit Agreement

ny-2788047

1.	Assignor:	______________________________
2.	Assignee:	______________________________
[and is an Affiliate of [identify Lender] ]
3.	Borrower:
4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement
5.	Credit Agreement:
The $100,000,000 Credit Agreement dated as of November 26,
2024 among PRINCIPAL CREDIT REAL ESTATE INCOME
TRUST, the Subsidiary Borrowers party thereto, the Lenders
party thereto, and JPMorgan Chase Bank, N.A., as
Administrative Agent

6.	Assigned Interest:	______________________________

Commitment	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[1]
	$	$	%
	$	$	%
	$	$	%
Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE
AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF
TRANSFER IN THE REGISTER THEREFOR.]
[Remainder of page intentionally left blank]
Exhibit C to
Credit Agreement

ny-2788047
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]
By: Name: Title:
[Signatures continue on following page]
Exhibit C to
Credit Agreement

ny-2788047

ASSIGNEE
[NAME OF ASSIGNEE]
By: Name: Title:
2 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
Exhibit C to
Credit Agreement

ny-2788047

[Consented to and] Accepted:[2]
JPMORGAN CHASE BANK, N.A., as Administrative Agent
By: Name: Title:
[Signatures continue on following page]
3 To be added only if the consent of the Borrower and/or other parties (e.g. Issuing Lender) is required by the terms of the Credit Agreement.
Exhibit C to
Credit Agreement

ny-2788047

[Consented to:][3]
[NAME OF RELEVANT PARTY]
By: Name: Title:
Exhibit C to
Credit Agreement

ny-2788047
ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1. Representations and Warranties.
1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its
Subsidiaries or Affiliates or any other Person of any of their respective obligations under any
Loan Document.
1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and
Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit
Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any arranger, the Assignor, or any other
Lender or any of their respective Related Parties, and (vi) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any arranger, syndication agent, or documentation agent, the Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the
Exhibit C to
Credit Agreement

ny-2788047
obligations which by the terms of the Loan Documents are required to be performed by it as a
Lender. Without limiting the foregoing, the Assignee represents and warrants, and agrees to, each of the matters set forth in Section 8.07 of the Credit Agreement, including that the Loan
Documents set out the terms of a commercial lending facility.
2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective
Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the
Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Approved Electronic Platform shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.
This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.
Exhibit D to
Credit Agreement

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EXHIBIT D
[Form of Borrowing Base Certificate]
BORROWING BASE CERTIFICATE
[INSERT NAME OF SIGNATORY], in his or her capacity as a Responsible Officer of
Principal Credit Real Estate Income Trust, a Maryland statutory trust (the “Parent Borrower”), and not in his or her personal capacity, does hereby certify to JPMorgan Chase Bank, N.A., as
Administrative Agent, as follows:
1.I am a Responsible Officer of the Parent Borrower.
2.This certificate is the Borrowing Base Certificate referred to in the Credit
Agreement dated as of November 26, 2024 (the “Credit Agreement”), among Parent Borrower, the Subsidiary Borrowers party thereto, the Lenders listed therein (the “Lenders”) and JPMorgan
Chase Bank, N.A., as administrative agent (“Administrative Agent”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. This certificate is being delivered to the Administrative Agent with the understanding that the
Administrative Agent and the Lenders will be relying on the accuracy hereof.
3.As of the date hereof the aggregate Subscription Obligations of the Investors in the Parent Borrower is $[____] and the aggregate Unfunded Capital Commitments is $[____].
4.Exhibit 1 annexed hereto contains a list of the Included Investors and Non-
Included Investor and sets forth their respective interests in the Parent Borrower, Subscription
Obligations and Unfunded Capital Commitments, all as of the date hereof.
5.The Available Commitment as of the date hereof is $______________, a calculation of which is set forth on Exhibit 2 annexed hereto.
6.There has been no change in Investors, and no Investor has changed its name, since the date of the previous Borrowing Base Certificate dated ______________.
7.The names of the Subsequent Investors (if any) with respect to which
Administrative Agent has not received (a) a duly executed Subscription Agreement, (b) copies of trust agreements, organizational documentation or enabling legislation, as applicable, or (c)
documentation evidencing each such Subsequent Investor’s authority to execute and deliver its
Subscription Agreement, are listed on Exhibit 3 annexed hereto together with their aggregate
Subscription Obligations.
8.To my knowledge as a Responsible Officer of the Borrower, (a) all of the
Included Investors meet their respective Applicable Requirements (unless any such Investors became Included Investors in accordance with clause (c) of the definition of “Included
Investors”), (b) no condition or set of facts exists which could constitute a defense or offset to the payment of Unfunded Capital Commitments to the Subscription Account upon the
Exhibit D to
Credit Agreement

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Administrative Agent’s demand therefore in accordance with the Loan Documents and (c) no conditions exist that would subject an Included Investor to an Exclusion Event.
9.There is no existing Event of Default or Default under the Credit Agreement, except as described below.
[Description of Default]
IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the __________ day of ____________, ____.
PRINCIPAL CREDIT REAL ESTATE INCOME
TRUST, a Maryland statutory trust
By:
Name:
Title:
[ATTACH EXHIBITS]
Exhibit E to
Credit Agreement

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EXHIBIT E
[Reserved]
1 If applicable, add the guaranty agreement executed in connection with the Lenders’ determination whether to include the applicable investor as an “Included Investor”.
Exhibit F to
Credit Agreement

ny-2788047
EXHIBIT F
[Form of Opinion of Counsel to an Investor]
[Letterhead of Investor’s Attorney]
_____________, 20_
JPMorgan Chase Bank, N.A., as Administrative Agent
1301 2nd Ave, Floor 23
Seattle, WA 98101
Attn: Kelcie Brown
Re:Principal Credit Real Estate Income Trust (the “Fund”)
Ladies and Gentlemen:
I have acted as counsel to _________________________ (the “Shareholder”) in connection with the commitment by the Shareholder to purchase a number of Class A common shares of beneficial interest in the Fund.
In so acting, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate or other organizational or internal records, agreements, instruments and documents, and such certificates or comparable documents of public officials and of officers and representatives of the Shareholder and others, and have made such inquiries of such of them, as I have deemed necessary or appropriate for the purposes of this opinion, including examining the following:
(1)the Fund’s Amended and Restated Declaration of Trust, dated as of July 19, 2024
(the “Trust Agreement”);
(2)the Fund’s bylaws;
(3) the Subscription Agreement dated as of ___________, 20_ (the “Subscription
Agreement”), entered into by the Shareholder and the Fund, pursuant to which the Shareholder applied to become a shareholder in the Fund; and
(4)the Investor Acknowledgment (the “Investor Acknowledgment”) dated as of
________ __, 20_ from the Shareholder addressed to JPMorgan Chase Bank,
N.A. as administrative agent for the lenders under certain Credit Agreements, by and between the Fund, as borrower, the administrative agent and the lenders named therein.1
2 If applicable, add similar opinion for the guarantor.
3 If applicable, add opinion that the guaranty has been duly authorized, executed and delivered by the guarantor.
Exhibit F to
Credit Agreement

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In rendering the opinions expressed below, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents.
Based on the foregoing, and subject to the assumptions and qualifications stated herein, I am of the opinion that:
(1)NOTE: This paragraph will be included only if the Shareholder is an entity, not a natural person.] The Shareholder is validly existing under applicable laws of the State of
___________. The Shareholder has the power and authority required to execute and deliver the
Subscription Agreement and the Investor Acknowledgment and to perform its obligations thereunder, to own its shares in the Fund, and to carry on its other affairs as presently conducted and, to the best of my knowledge, as proposed to be conducted. [NOTE: The following sentence will be included only if the person executing the documents for and on behalf of the Shareholder is an entity and not a natural person.] The person who executed the Subscription Agreement and the Investor Acknowledgment for and on behalf of Shareholder is validly existing in good standing under the laws of the State of ___________.2
(2)Each of the Subscription Agreement and the Investor Acknowledgment has been duly authorized, executed and delivered by the Shareholder.3
(3)[NOTE: This paragraph (3) will be included only in the letters coming from counsel for an ERISA plan.] Neither the execution and delivery by the Shareholder of the
Subscription Agreement or the Investor Acknowledgment, nor the performance by the
Shareholder of its obligations under the Subscription Agreement or the Investor
Acknowledgment, nor compliance by the Shareholder with the terms and provisions of the
Subscription Agreement or the Investor Acknowledgment, will contravene or conflict with or violate any provision of, or constitute a default under, any applicable provision of the Employee
Retirement Income Security Act of 1974, as amended (“ERISA”) or the Internal Revenue code of 1986, as amended or, to my knowledge, any other federal law of the United States of America, to which the Shareholder is subject.
(4)Each of the Trust Agreement, the Subscription Agreement and the Investor
Acknowledgment constitutes the valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as their enforceability is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.
4 Insert the name of the country in which a foreign Investor is located.
Exhibit F to
Credit Agreement

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(5)The Shareholder is not immune from any action or suit, at law or in equity, brought in any court described in paragraph 6 below, or from service of process in accordance with the terms of _____________________, in connection with the Investor’s breach of any obligations under the Subscription Agreement, the Trust Agreement or the Investor
Acknowledgment.
(6)[For foreign investor] By its execution and delivery of _____________________
the Shareholder has validly submitted to the jurisdiction of the United States District Court for
[Insert applicable district] and of the [Insert applicable state court], and any appellate court from any thereof, in any action or proceeding arising out of or in connection with the Subscription
Agreement, the Trust Agreement, the Investor Acknowledgment. A judgment rendered by a court of a State or a federal Court of the United States of America pursuant to the Subscription
Agreement, the Investor Acknowledgment or the Trust Agreement will, under current practice, be recognized by a _____________________ court4 .
The opinions herein are limited to the laws of the State of _____________________ and the federal laws of the United States of America, and I express no opinion on the effect on the matters covered by this opinion of the laws of any other jurisdiction. Further, in rendering this opinion, I have assumed that the Fund qualifies and will continue to qualify as an operating company within the meaning of Section 2510.3-101(d) of the Department of Labor Regulations
promulgated under ERISA.
This opinion is rendered solely for the benefit of the addressee hereof and their respective successors and assigns in connection with the transaction described above. This opinion may not be used or relied upon by any other person or by you for any other purpose and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without my prior written consent.

Very truly yours,

1 Must comply with Section 2.02(c) of the Credit Agreement.
Exhibit G to
Credit Agreement

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EXHIBIT G
[Form of Interest Election Request]
INTEREST ELECTION REQUEST
JPMorgan Chase Bank, N.A.,
  as Administrative Agent
[ADDRESS]
Telephone: [ ]
Email: [ ]
Fax: [ ]
Attention:  [ ]
Copy to:
JPMorgan Chase Bank, N.A.,
as Administrative Agent [ADDRESS]
Attention: [ ]
[Date]
Ladies and Gentlemen:
Reference is hereby made to the Credit Agreement dated as of November 26, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PRINCIPAL CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust
(the “Borrower”), the Subsidiary Borrowers party thereto, each lender from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.  This notice constitutes an Interest Election Request and the
Borrower hereby gives you notice, pursuant to Section 2.06 of the Credit Agreement, that it requests to convert an existing Borrowing under the Credit Agreement, and in that connection the
Borrower specifies the following information with respect to such conversion requested hereby:
(A)List date, Type, principal amount, currency and Interest Period (if applicable) of existing Borrowing: ___________
(B)Aggregate principal amount of resulting Borrowing:1  $_________________
(C)Effective date of interest election (which is a Business Day):________________
2 Specify ABR Borrowing or Term Benchmark Borrowing.
3 Applicable to Term Benchmark Borrowings only. Shall be subject to the definition of “Interest Period” and can be a period of one month. Cannot extend beyond the Maturity Date. If an Interest Period is not specified, then the
Borrower shall be deemed to have selected an Interest Period of one month’s duration.
Exhibit G to
Credit Agreement

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(D)Type of Borrowing:2  ____________________________________
(E)Interest Period and last day thereof (if a Term Benchmark Borrowing):3
_____________________

Very truly yours,
PRINCIPAL CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust
By:
Name:
Title:
Exhibit H to
Credit Agreement

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EXHIBIT H
[Reserved]
Exhibit I to
Credit Agreement

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EXHIBIT I
[Form of Subsidiary Borrower Joinder Agreement]
JOINDER AGREEMENT
_______________, ____
Reference is made to the Credit Agreement, dated as of November 26, 2024 (as from time to time amended and in effect, the “Credit Agreement”), among PRINCIPAL CREDIT REAL
ESTATE INCOME TRUST (the “Parent Borrower”) and the Subsidiary Borrowers which may be party thereto, as borrowers, the lenders referred to the Credit Agreement as Lenders
(collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the
“Administrative Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such in the Credit Agreement.
Pursuant to Section 5.10 of the Credit Agreement and in consideration of and as an inducement to the inclusion of the undersigned as a Subsidiary Borrower under the Credit
Agreement by the Lenders, __________________________ (the “Joining Subsidiary
Borrower”), a _________________________, which is a Majority-Owned Subsidiary of the
Parent Borrower, hereby acknowledges and agrees to the terms and conditions of the Credit
Agreement and the other Loan Documents, agrees to become a Borrower thereunder, acknowledges the agreements of the Parent Borrower and the other Subsidiary Borrowers under the Credit Agreement, the Notes and the other Loan Documents to the extent provided therein with the same force and effect as if the Joining Subsidiary Borrower was originally a Borrower under the Credit Agreement and an original signatory to the Credit Agreement.
The Joining Subsidiary Borrower further agrees that, subject to the terms of the Loan
Documents, its liability hereunder is direct and primary and may be enforced by the Lenders and the Administrative Agent before or after proceeding against the Parent Borrower or any other
Subsidiary Borrower.
At least ten (10) Business Days prior to this Joinder Agreement becoming effective and the Joining Subsidiary Borrower becoming a Borrower under the Credit Agreement, the Joining
Subsidiary Borrower shall have delivered to the Administrative Agent (with copies to the
Administrative Agent for each Lender) those documents referred to in Sections 4.01(b), (c), (d),
(e), (f), (k), (l), (m) and (INSERT REFERENCE TO CLAUSE COVERING “OTHER
DOCUMENTS”) of the Credit Agreement with respect to the Joining Subsidiary Borrower, in each case in form and substance materially the same as those documents delivered by the Parent
Borrower on the Effective Date.
The undersigned represents and warrants to the Administrative Agent and the Lenders that (i) it has the complete right, power and authority to execute and deliver this Joinder
Agreement and to perform all of the obligations hereunder and the Obligations of the Parent
Borrower under the Credit Agreement, the Notes and the other Loan Documents to the extent such Loan Documents are applicable to a Subsidiary Borrower and (ii) all of the representations
Exhibit I to
Credit Agreement

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and warranties contained in Article III of the Credit Agreement are true and correct as they relate to the Joining Subsidiary Borrower. This Joinder Agreement shall be binding upon the Joining
Subsidiary Borrower and its successors and assigns (as permitted pursuant to the terms of the
Credit Agreement) and shall inure to the benefit of the Lenders, the Administrative Agent and their respective successors and assigns.
This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Joinder Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Joinder Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
[Signature pages follow]
Exhibit I to
Credit Agreement

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Executed as a sealed instrument as of the ___ day of ___________, 20_.

[JOINING SUBSIDIARY BORROWER]
By:
Name:
Title:
[Signatures continue on following page]
Exhibit I to
Credit Agreement

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Acknowledged and Agreed:
BORROWER
PRINCIPAL CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust
By:	____________________________________
Name:
Title:

[Signatures continue on following page]
Exhibit I to
Credit Agreement

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ADMINISTRATIVE AGENT
JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
Name:
Title:
Exhibit J to
Credit Agreement

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EXHIBIT J
[Form of Management Fee Subordination Agreement]
Exhibit K to
Credit Agreement

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EXHIBIT K
[Reserved]
Exhibit L-1 to
Credit Agreement

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EXHIBIT L-1
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [_______] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among
[_______], and each lender from time to time party thereto.
Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any
Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section
881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the applicable Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS From W-8BEN-E.
By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, expires or becomes obsolete or inaccurate in any respect, the undersigned shall update such certificate or promptly so inform the applicable Borrower and the
Administrative Agent, in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished the applicable Borrower and the Administrative Agent with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding each such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Remainder of page intentionally left blank]
Exhibit L-1 to
Credit Agreement

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[NAME OF LENDER]
By:
Name:
Title:
Date: , 20___
Exhibit L-2 to
Credit Agreement

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EXHIBIT L-2
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [_______] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among
[_______], and each lender from time to time party thereto.
Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section
881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the applicable Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS From W-8BEN-E.
By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, expires or becomes obsolete or inaccurate in any respect, the undersigned shall update such certificate or promptly so inform the applicable Borrower and the
Administrative Agent, in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished the applicable Borrower and the Administrative Agent with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding each such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Remainder of page intentionally left blank]
Exhibit L-2 to
Credit Agreement

ny-2788047

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: , 20___
Exhibit L-3 to
Credit Agreement

ny-2788047
EXHIBIT L-3
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [_______] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among
[_______], and each lender from time to time party thereto.
Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section
881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v)
none of its direct or indirect partners/members is a controlled foreign corporation related to any
Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an
IRS Form W-8IMY accompanied by a withholding statement together with an IRS Form
W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, expires or becomes obsolete or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding each such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Remainder of page intentionally left blank]
Exhibit L-3 to
Credit Agreement

ny-2788047

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: , 20___
Exhibit L-4 to
Credit Agreement

ny-2788047
EXHIBIT L-4
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [_______] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among
[_______], and each lender from time to time party thereto.
Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s)
evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s)
evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit
Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code,
(iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in
Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the applicable Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/
members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS
Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by a withholding statement together with an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/
member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, expires or becomes obsolete or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding each such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Remainder of page intentionally left blank]
Exhibit L-4 to
Credit Agreement

ny-2788047

[NAME OF LENDER]
By:
Name:
Title:
Date: , 20___
1 Must comply with Section 2.02(c) of the Credit Agreement (Minimum Amounts).
2 Specify ABR Borrowing (Alternate Base Rate) or Term Benchmark Borrowing (Adjusted Term SOFR).  If no
election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.
Exhibit M to
Credit Agreement

ny-2788047
EXHIBIT M
[Form of Borrowing Request]
[_________ __, 202_]
JPMorgan Chase Bank, N.A.,
as Administrative Agent for the Lenders described below
[_______]
[_______]
Attention:
Phone:
with a copy to:
JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 7
Chicago, Illinois 60603
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement dated as of November 26, 2024 (as modified and supplemented and in effect from time to time, the “Credit Agreement”) among
Principal Credit Real Estate Income Trust (the “Parent Borrower”), the Subsidiary Borrowers
party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative
Agent. Terms used but not defined in this Borrowing Request have the respective meanings assigned to such terms in the Credit Agreement.
Pursuant to Section 2.03 of the Credit Agreement, the undersigned Borrower notifies you that it hereby elects to make a Borrowing based on the following information:
(A)Aggregate principal amount of Borrowing:1 $_________________
(B)Date of Borrowing (which is a Business Day):________________
(C)Type of Borrowing:2 ____________________________________
(D)Aggregate principal amount of Loans and Letters of Credit currently outstanding: $[___________________]
Pursuant to Section 2.05(a) of the Credit Agreement, Borrower hereby specifically requests that the Administrative Agent make such Loans available to Borrower by 12:00 noon,
New York City time, on the date set forth above in item B.
Exhibit M to
Credit Agreement

ny-2788047
You are hereby irrevocably instructed to disburse such amounts to the undersigned
Borrower at the account designated on Annex 1 attached hereto.
The undersigned and Borrower hereby certify that:
(a) the undersigned is a Responsible Officer;
(b) after giving effect to the proposed Loans, the aggregate Revolving Credit
Exposure of all Lenders shall not exceed the Available Commitment;
(c) the representations and warranties of the undersigned Borrower set forth in the
Credit Agreement and in the other Loan Documents to which it is a party are true and correct in all material respects (without duplication of any materiality qualifier) on and as of the date hereof; provided, that to the extent such representations and warranties were made as of a specific date, the same shall have been true and correct in all material respects (without duplication of any materiality qualifier) as of such specific date;
(d)the Borrowings being requested herein will be used for Approved Uses;
(e)immediately after any Borrowing taking place on the date hereof, (i) the
Revolving Credit Exposure with respect to the Parent Borrower and the Subsidiary Borrowers will not exceed the Available Commitment with respect to the Parent Borrower and (ii) with respect to each Lender, such Lender’s Applicable Percentage of the Revolving Credit Exposure
will not exceed such Lender’s Commitment;
(f)as of the date hereof and immediately after giving effect to the Borrowings requested hereby, no Default or Event of Default shall have occurred and be continuing; and
(g)attached as Annex 2 hereto is the Borrowing Base Certificate and the undersigned and the Borrower hereby make the certifications contained therein.
[Remainder of page intentionally left blank]
Exhibit M to
Credit Agreement

ny-2788047
Very truly yours,
PRINCIPAL CREDIT REAL ESTATE INCOME
TRUST, a Maryland statutory trust
By: _____________________________________
Name:
Title:
Exhibit M to
Credit Agreement

ny-2788047
Annex 1

Name of Bank:
ABA Number:
Account Name:
Account Number:
For Further Credit To:
Account Name:
Account Number:
Exhibit M to
Credit Agreement

ny-2788047
Annex 2
[Form of Borrowing Base Certificate]
BORROWING BASE CERTIFICATE
[INSERT NAME OF SIGNATORY], in his or her capacity as a Responsible Officer of
Principal Credit Real Estate Income Trust, a Maryland statutory trust (the “Parent Borrower”), and not in his or her personal capacity, does hereby certify to JPMorgan Chase Bank, N.A., as
Administrative Agent, as follows:
1.I am a Responsible Officer of the Parent Borrower.
2.This certificate is the Borrowing Base Certificate referred to in the Credit
Agreement dated as of November 26, 2024 (the “Credit Agreement”), among Parent Borrower, the Subsidiary Borrowers party thereto, the Lenders listed therein (the “Lenders”) and JPMorgan
Chase Bank, N.A., as administrative agent (“Administrative Agent”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. This certificate is being delivered to the Administrative Agent with the understanding that the
Administrative Agent and the Lenders will be relying on the accuracy hereof.
3.As of the date hereof the aggregate Subscription Obligations of the Investors in the Parent Borrower is $[____] and the aggregate Unfunded Capital Commitments is $[____].
4.Exhibit 1 annexed hereto contains a list of the Included Investors and Non-
Included Investor and sets forth their respective interests in the Parent Borrower, Subscription
Obligations and Unfunded Capital Commitments, all as of the date hereof.
5.The Available Commitment as of the date hereof is $______________ , a calculation of which is set forth on Exhibit 2 annexed hereto.
6.There has been no change in Investors, and no Investor has changed its name, since the date of the previous Borrowing Base Certificate dated ______________.
7.The names of the Subsequent Investors (if any) with respect to which
Administrative Agent has not received (a) a duly executed Subscription Agreement, (b) copies of trust agreements, organizational documentation or enabling legislation, as applicable, or (c)
documentation evidencing each such Subsequent Investor’s authority to execute and deliver its
Subscription Agreement, are listed on Exhibit 3 annexed hereto together with their aggregate
Subscription Obligations.
8.To my knowledge as a Responsible Officer of the Borrower, (a) all of the
Included Investors meet their respective Applicable Requirements (unless any such Investors became Included Investors in accordance with clause (c) of the definition of “Included
Investors”), (b) no condition or set of facts exists which could constitute a defense or offset to the
Exhibit M to
Credit Agreement

ny-2788047
payment of Unfunded Capital Commitments to the Subscription Account upon the
Administrative Agent’s demand therefore in accordance with the Loan Documents and (c) no
Exclusion Event has occurred and is continuing with respect to any Included Investor.
[ATTACH EXHIBITS]